                                                                    EXHIBIT 99.2

                              [NATIONAL CITY LOGO]

                                    UNAUDITED
                              FINANCIAL SUPPLEMENT
                                  JUNE 30, 2004

                                TABLE OF CONTENTS

QUARTERLY AND YEAR-TO-DATE FINANCIAL TRENDS
Consolidated Financial Highlights                                         3-4
Consolidated Statements of Income                                           5
Consolidated Period-End Balance Sheets                                      6
Consolidated Average Balance Sheets                                         7
Selected Average Balances                                                   8
Securitized Balances                                                        8
Selected Period-End Balances                                                9
Average Balances/Net Interest Income/Rates                              10-12
Stockholder Data                                                           13
Capitalization                                                             14
Noninterest Income                                                         15
Noninterest Expense                                                        15
Salaries, Benefits, and Other Personnel Expense                            16
Full-Time Equivalent Employees by Line of Business                         16
Credit Quality Statistics                                               17-19
Ten Largest Nonperforming Loans                                            19
Commercial Loan Industry Concentration                                     19
Consumer and Small Business Financial Services Performance Measures        20
Asset Management Performance Measures                                      21
Mortgage Banking Statistics                                             22-24
First Franklin Loan Origination and Portfolio Statistics                   25
Home Equity Portfolio Statistics                                           26
Line of Business Results                                                27-32

MONTHLY FINANCIAL TRENDS
Consolidated Selected Average Balances                                     33
Capitalization                                                             34
Full-Time Equivalent Employees By Line of Business                         34
Consumer and Small Business Financial Services Performance Measures        35
Asset Management Performance Measures                                      36
Mortgage Banking Statistics                                                36
First Franklin Origination and Portfolio Statistics                        37

              FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

CHANGES TO THIS FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

Activity for Allegiant Bancorp, Inc., acquired by National City Corporation on April 9, 2004, are included in the results for the second quarter and six-month period ended June 30, 2004.

CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES - PAGE 20

The following disclosures were added to this section: Total average deposits for C&SBFS, average portfolio loan balances for Dealer and Education Finance (previously disclosed in the Selected Average Balance section), average portfolio loan balances for National City Card Services (NCCS), and average balances for securitized credit card and automobile loans. Additionally, metrics for personal deposits, business deposits, and time deposits were restated and now reflect metrics for all business units within C&SBFS. Previously, Dealer Finance, Education Finance, and National City Card Services were not included in these metrics.

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS  - PAGES 16 AND 34

Full-time equivalent employees for each business unit within National Consumer Finance (NCF) are now disclosed separately in this section.

FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS  - PAGE 25

The following disclosures were added to this section: average First Franklin loan balances (previously disclosed in the Selected Average Balances section), First Franklin gain on sale percentage, and First Franklin delinquency rate.

LINE OF BUSINESS RESULTS - PAGES 28 AND 29

Net income for the divisions of National Consumer Finance (NCF) have been disclosed separately. NCF divisional net income is broken down into the following categories: First Franklin origination, sales, and portfolio, and National Home Equity.

CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES (MONTHLY FINANCIAL TRENDS) - PAGE 35

Total average deposit balances for C&SBFS were added to this section.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                2004                                   2003
                                                       -----------------------   -------------------------------------------------
                                                         2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                       ----------   ----------   ----------   ----------   ----------   ----------
EARNINGS
Tax-equivalent interest income                         $    1,402   $    1,350   $    1,416   $    1,554   $    1,528   $    1,527
Interest expense                                              335          325          375          403          426          426
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Tax-equivalent net interest income                          1,067        1,025        1,041        1,151        1,102        1,101
Provision for loan losses                                      60           83          148          107          183          200
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Tax-equivalent NII after provision for loan losses          1,007          942          893        1,044          919          901
Fees and other income                                         861        1,118          981          484          981        1,103
Securities gains (losses), net                                  5            -           10            5           32            -
Noninterest expense                                         1,075          986        1,045        1,008        1,026        1,009
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Income before taxes and tax-equivalent adjustment             798        1,074          839          525          906          995
Income taxes                                                  273          357          288          175          313          344
Tax-equivalent adjustment                                       6            7            7            6            7            8
                                                       ----------   ----------   ----------   ----------   ----------   ----------
Net income                                             $      519   $      710   $      544   $      344   $      586   $      643
                                                       ==========   ==========   ==========   ==========   ==========   ==========
Effective tax rate                                           34.4%        33.5%        34.6%        33.8%        34.8%        34.8%

PER COMMON SHARE
Net income:
    Basic                                              $      .84   $     1.17   $      .89   $      .56   $      .96   $     1.05
    Diluted                                                   .83         1.16          .88          .56          .94         1.05
Dividends paid                                                .32          .32          .32          .32         .305         .305
Book value                                                  16.86        16.25        15.39        14.89        14.72        14.05
Market value (close)                                        35.01        35.58        33.94        29.46        32.71        27.85
Average shares:
    Basic                                                   619.1        605.9        607.6        613.6        612.1        611.5
    Diluted                                                 625.5        612.6        612.7        619.0        618.4        615.6

PERFORMANCE RATIOS
Return on average common equity                             20.13%       29.58%       22.99%       14.87%       26.74%       30.60%
Return on average total equity                              20.13        29.58        22.99        14.87        26.74        30.60
Return on average assets                                     1.80         2.61         1.89         1.10         1.97         2.24
Net interest margin                                          4.09         4.16         4.03         4.10         4.11         4.21
Efficiency ratio                                            55.77        46.03        51.69        61.62        49.27        45.77

CREDIT QUALITY STATISTICS
Net charge-offs                                        $       62   $       82   $      151   $      124   $      164   $      171
Provision for loan losses                                      60           83          148          107          183          200
Loan loss allowance                                         1,145        1,126        1,125        1,130        1,147        1,128
Nonperforming assets                                          544          606          657          756          818          822
Annualized net charge-offs to average portfolio loans         .30%         .42%         .76%         .64%         .88%         .95%
Loan loss allowance to period-end portfolio loans            1.35         1.41         1.42         1.45         1.51         1.51
Loan loss allowance to nonperforming portfolio loans       260.76       223.24       204.76       179.61       162.09       162.01
Loan loss allowance (period-end) to annualized net
  charge-offs                                              453.74       340.58       189.04       228.68       174.07       163.10
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                              .64          .76          .83          .97         1.08         1.10

                                                                                                  SIX MONTHS ENDED
                                                                       2002                            JUNE 30,
                                                       -------------------------------------   -----------------------
                                                         4TH QTR       3RD QTR      2ND QTR       2004         2003
                                                       ----------    ----------   ----------   ----------   ----------
EARNINGS
Tax-equivalent interest income                         $    1,540    $    1,451   $    1,444   $    2,752   $    3,055
Interest expense                                              459           472          473          660          852
                                                       ----------    ----------   ----------   ----------   ----------
Tax-equivalent net interest income                          1,081           979          971        2,092        2,203
Provision for loan losses                                     159           169          165          143          383
                                                       ----------    ----------   ----------   ----------   ----------
Tax-equivalent NII after provision for loan losses            922           810          806        1,949        1,820
Fees and other income                                         528           576          699        1,979        2,084
Securities gains (losses), net                                (17)            -           44            5           32
Noninterest expense                                         1,011           870          974        2,061        2,035
                                                       ----------    ----------   ----------   ----------   ----------
Income before taxes and tax-equivalent adjustment             422           516          575        1,872        1,901
Income taxes                                                  136           161          193          630          657
Tax-equivalent adjustment                                       6             8            8           13           15
                                                       ----------    ----------   ----------   ----------   ----------
Net income                                             $      280    $      347   $      374   $    1,229   $    1,229
                                                       ==========    ==========   ==========   ==========   ==========
Effective tax rate                                           32.7%         31.8%        34.0%        33.8%        34.8%

PER COMMON SHARE
Net income:
    Basic                                              $      .46    $      .56   $      .62   $     2.01   $     2.01
    Diluted                                                   .46           .56          .60         1.99         1.99
Dividends paid                                               .305          .305         .295          .64          .61
Book value                                                  13.35         13.25        12.99
Market value (close)                                        27.32         28.53        33.25
Average shares:
    Basic                                                   611.9         611.6        609.3        612.5        611.8
    Diluted                                                 616.0         617.9        616.8        619.0        617.0

PERFORMANCE RATIOS
Return on average common equity                             13.41%        16.79%       19.05%       24.69%       28.63%
Return on average total equity                              13.41         16.79        19.05        24.69        28.63
Return on average assets                                      .99          1.36         1.53         2.20         2.11
Net interest margin                                          4.26          4.34         4.42         4.12         4.16
Efficiency ratio                                            62.80         55.98        58.33        50.64        47.47

CREDIT QUALITY STATISTICS
Net charge-offs                                        $      140    $      120   $      135   $      144   $      335
Provision for loan losses                                     159           169          165          143          383
Loan loss allowance                                         1,099         1,080        1,030
Nonperforming assets                                          817           852          793
Annualized net charge-offs to average portfolio loans         .78%          .69%         .80%         .36%         .91%
Loan loss allowance to period-end portfolio loans            1.52          1.52         1.50
Loan loss allowance to nonperforming portfolio loans       156.42        144.44       146.42
Loan loss allowance (period-end) to annualized net
  charge-offs                                              198.04        227.03       190.26       392.82       169.87
Nonperforming assets to period-end portfolio loans
  and other nonperforming assets                             1.13          1.20         1.15

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                  CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)
                                 ($ IN MILLIONS)

                                                              2004                                   2003
                                                     -----------------------   -------------------------------------------------
                                                       2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                     ----------   ----------   ----------   ----------   ----------   ----------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)                                          9.03%        9.36%        8.79%        8.11%        8.12%        7.82%
Total risk-based capital(1)                               13.08        13.67        13.12        12.29        12.39        11.65
Leverage(1)                                                7.90         8.19         7.43         6.58         6.78         6.55
Period-end equity to assets                                8.84         8.85         8.19         7.50         7.32         7.31
Period-end tangible common equity to assets(2)             7.66         7.89         7.24         6.59         6.43         6.39
Average equity to assets                                   8.95         8.83         8.20         7.42         7.38         7.33
Average equity to portfolio loans                         12.51        12.21        12.05        11.90        11.70        11.65
Average portfolio loans to deposits                      114.03       120.30       116.37       107.50       108.45       110.78
Average portfolio loans to core deposits                 132.75       135.51       133.21       125.80       127.10       130.48
Average portfolio loans to earning assets                 79.24        80.08        75.47        68.82        69.92        69.84
Average securities to earning assets                       6.36         6.62         6.33         5.95         6.89         7.92

AVERAGE BALANCES
Assets                                               $  115,832   $  109,423   $  114,466   $  123,651   $  119,035   $  116,318
Portfolio loans                                          82,863       79,085       77,901       77,064       75,065       73,183
Loans held for sale or securitization                    13,910       12,323       17,680       27,036       24,118       22,524
Securities (at cost)                                      6,646        6,537        6,534        6,667        7,397        8,295
Earning assets                                          104,567       98,759      103,218      111,984      107,355      104,785
Core deposits                                            62,420       58,360       58,479       61,258       59,060       56,087
Purchased deposits and funding                           40,080       38,253       43,267       49,743       47,551       47,740
Common equity                                            10,370        9,659        9,390        9,171        8,786        8,529
Total equity                                             10,370        9,659        9,390        9,171        8,786        8,529

PERIOD-END BALANCES
Assets                                               $  116,970   $  111,355   $  113,933   $  120,958   $  123,343   $  117,494
Portfolio loans                                          84,537       79,927       79,279       77,756       75,839       74,933
Loans held for sale or securitization                    12,467       12,478       15,368       23,615       26,796       21,740
Securities (at fair value)                                6,517        6,881        6,866        6,755        7,377        8,464
Core deposits                                            61,851       60,030       58,922       58,680       60,727       57,858
Purchased deposits and funding                           41,473       37,343       41,983       49,010       48,762       46,492
Common equity                                            10,335        9,854        9,329        9,068        9,030        8,587
Total equity                                             10,335        9,854        9,329        9,068        9,030        8,587

                                                                                                  SIX MONTHS ENDED
                                                                     2002                             JUNE 30,
                                                     -------------------------------------   -----------------------
                                                       4TH QTR       3RD QTR      2ND QTR       2004         2003
                                                     ----------    ----------   ----------   ----------   ----------
CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)                                          7.46%         7.74%        7.90%
Total risk-based capital(1)                               11.37         11.82        12.22
Leverage(1)                                                6.39          7.05         7.03
Period-end equity to assets                                6.91          7.42         8.00
Period-end tangible common equity to assets(2)             6.00          6.43         6.91
Average equity to assets                                   7.37          8.10         8.05         8.89%        7.36%
Average equity to portfolio loans                         11.63         11.87        11.60        12.37        11.68
Average portfolio loans to deposits                      107.90        112.32       114.08       117.01       109.58
Average portfolio loans to core deposits                 128.70        131.24       133.96       134.09       128.74
Average portfolio loans to earning assets                 70.37         76.59        77.37        79.65        69.88
Average securities to earning assets                       9.36          9.26         9.86         6.48         7.39

AVERAGE BALANCES
Assets                                               $  112,533    $  101,054   $   97,906   $  112,627   $  117,684
Portfolio loans                                          71,291        68,945       67,930       80,974       74,129
Loans held for sale or securitization                    19,676        11,851       10,343       13,117       23,325
Securities (at cost)                                      9,484         8,336        8,660        6,591        7,844
Earning assets                                          101,315        90,014       87,797      101,663      106,077
Core deposits                                            55,394        52,535       50,710       60,390       57,582
Purchased deposits and funding                           45,666        37,413       36,765       39,167       47,645
Common equity                                             8,289         8,185        7,876       10,014        8,658
Total equity                                              8,289         8,185        7,877       10,014        8,658

PERIOD-END BALANCES
Assets                                               $  118,021    $  109,271   $   99,101
Portfolio loans                                          72,134        71,032       68,674
Loans held for sale or securitization                    24,501        15,811        9,796
Securities (at fair value)                                9,211        10,487        8,800
Core deposits                                            56,342        54,428       51,763
Purchased deposits and funding                           49,530        43,276       36,528
Common equity                                             8,161         8,110        7,928
Total equity                                              8,161         8,110        7,929

(1) Second quarter 2004 regulatory capital ratios are based upon preliminary data

(2) Excludes goodwill and other intangible assets

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                     ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      2004                                         2003
                                          ----------------------------  ----------------------------------------------------------
                                             2ND QTR        1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                          -------------  -------------  -------------  -------------  -------------  -------------
INTEREST INCOME:
 Loans                                    $   1,305,225  $   1,249,107  $   1,319,958  $   1,456,575  $   1,409,904  $   1,398,244
 Securities:
  Taxable                                        65,332         69,293         67,721         67,650         85,957         96,976
  Exempt from Federal income taxes                8,544          8,199          8,360          8,424          8,579          8,564
  Dividends                                       4,670          4,206          4,504          4,425          6,283          5,192
 Federal funds sold and security resale
   agreements                                     1,505            729            813            827            612            504
 Other investments                                9,827         12,404          8,264          9,272          9,698         10,516
                                          -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST INCOME                      1,395,103      1,343,938      1,409,620      1,547,173      1,521,033      1,519,996

INTEREST EXPENSE:
 Deposits                                       201,650        188,545        199,900        213,127        234,353        244,351
 Federal funds borrowed and security
   repurchase agreements                         19,664         18,004         19,797         30,330         40,685         41,585
 Borrowed funds                                   3,101          2,958          2,396          2,678          4,600          8,998
 Long-term debt                                 110,303        115,804        152,365        157,067        145,813        131,771
                                          -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                       334,718        325,311        374,458        403,202        425,451        426,705

   NET INTEREST INCOME                        1,060,385      1,018,627      1,035,162      1,143,971      1,095,582      1,093,291
 Provision for loan losses                       60,788         82,507        147,991        107,047        183,147        200,233
                                          -------------  -------------  -------------  -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                            999,597        936,120        887,171      1,036,924        912,435        893,058

NONINTEREST INCOME:
 Mortgage banking revenue                       193,173        579,398        451,252        (26,883)       426,924        630,733
 Deposit service charges                        161,549        147,353        146,265        144,940        142,126        134,736
 Payment processing revenue                     131,944        121,619        134,913        124,517        113,047        105,411
 Trust and investment management fees            79,803         75,576         72,003         72,403         77,310         69,359
 Card-related fees                               37,965         37,130         42,003         41,827         44,036         41,081
 Brokerage revenue                               34,167         32,252         31,400         32,776         33,428         24,476
 Other                                          222,479        124,230        102,671         94,941        143,634         97,520
                                          -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME                  861,080      1,117,558        980,507        484,521        980,505      1,103,316
 Securities gains (losses), net                   5,197            139         10,177          5,398         31,407            170
                                          -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                     866,277      1,117,697        990,684        489,919      1,011,912      1,103,486

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel        594,060        548,891        541,174        571,059        542,291        561,162
 Equipment                                       71,728         69,477         75,508         58,458         62,763         64,692
 Net occupancy                                   59,476         59,959         61,229         57,323         56,081         58,356
 Third-party services                            72,346         68,364         88,227         70,739         70,838         65,544
 Card processing                                 60,396         57,543         60,379         54,194         51,194         52,326
 Marketing and public relations                  29,858         22,260         29,726         22,259         66,272         17,312
 Other                                          187,273        159,846        189,161        173,584        176,798        189,474
                                          -------------  -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                  1,075,137        986,340      1,045,404      1,007,616      1,026,237      1,008,866

INCOME BEFORE INCOME TAX EXPENSE                790,737      1,067,477        832,451        519,227        898,110        987,678
INCOME TAX EXPENSE                              271,691        357,109        288,335        175,590        312,302        344,175
                                          -------------  -------------  -------------  -------------  -------------  -------------
   NET INCOME                             $     519,046  $     710,368  $     544,116  $     343,637  $     585,808  $     643,503
                                          =============  =============  =============  =============  =============  =============

NET INCOME PER COMMON SHARE:
   Basic                                  $         .84  $        1.17  $         .89  $         .56  $         .96  $        1.05
   Diluted                                          .83           1.16            .88            .56            .94           1.05

AVERAGE COMMON SHARES:
   Basic                                    619,097,523    605,916,791    607,623,840    613,574,321    612,119,565    611,521,806
   Diluted                                  625,476,357    612,596,633    612,711,761    618,968,822    618,384,192    615,578,784

MEMO:
Tax-equivalent net interest income        $   1,066,780  $   1,025,157  $   1,041,905  $   1,150,765  $   1,102,248  $   1,100,728

                                                                                             SIX MONTHS ENDED
                                                             2002                                JUNE 30,
                                          -------------------------------------------  ----------------------------
                                             4TH QTR        3RD QTR        2ND QTR          2004         2003
                                          -------------  -------------  -------------  -------------  -------------
INTEREST INCOME:
 Loans                                    $   1,391,127  $   1,306,486  $   1,284,830  $   2,554,332  $   2,808,148
 Securities:
  Taxable                                       115,690        109,454        123,968        134,625        182,933
  Exempt from Federal income taxes                8,846          9,006          9,143         16,743         17,143
  Dividends                                       9,346          9,008          8,330          8,876         11,475
 Federal funds sold and security resale
   agreements                                       554            464            474          2,234          1,116
 Other investments                                7,891          8,506          9,171         22,231         20,214
                                          -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST INCOME                      1,533,454      1,442,924      1,435,916      2,739,041      3,041,029

INTEREST EXPENSE:
 Deposits                                       275,853        283,800        287,481        390,195        478,704
 Federal funds borrowed and security
   repurchase agreements                         41,749         34,511         32,241         37,668         82,270
 Borrowed funds                                  12,003          7,147          4,969          6,059         13,598
 Long-term debt                                 129,768        146,322        148,588        226,107        277,584
                                          -------------  -------------  -------------  -------------  -------------
   TOTAL INTEREST EXPENSE                       459,373        471,780        473,279        660,029        852,156

   NET INTEREST INCOME                        1,074,081        971,144        962,637      2,079,012      2,188,873
 Provision for loan losses                      158,638        169,164        165,476        143,295        383,380
                                          -------------  -------------  -------------  -------------  -------------
   NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                            915,443        801,980        797,161      1,935,717      1,805,493

NONINTEREST INCOME:
 Mortgage banking revenue                        44,739        132,983        217,402        772,571      1,057,657
 Deposit service charges                        136,740        132,270        125,763        308,902        276,862
 Payment processing revenue                     116,976        113,513        111,707        253,563        218,458
 Trust and investment management fees            70,740         73,936         85,136        155,379        146,669
 Card-related fees                               45,744         47,212         31,873         75,095         85,117
 Brokerage revenue                               25,770         24,986         30,762         66,419         57,904
 Other                                           87,439         50,755         96,575        346,709        241,154
                                          -------------  -------------  -------------  -------------  -------------
   TOTAL FEES AND OTHER INCOME                  528,148        575,655        699,218      1,978,638      2,083,821
 Securities gains (losses), net                 (16,630)           157         44,033          5,336         31,577
                                          -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST INCOME                     511,518        575,812        743,251      1,983,974      2,115,398

NONINTEREST EXPENSE:
 Salaries, benefits, and other personnel        527,242        448,517        445,393      1,142,951      1,103,453
 Equipment                                       65,140         56,667         61,325        141,205        127,455
 Net occupancy                                   58,851         56,035         55,334        119,435        114,437
 Third-party services                            71,159         54,671         59,668        140,710        136,382
 Card processing                                 54,000         50,963         52,112        117,939        103,520
 Marketing and public relations                  19,140         25,402         75,447         52,118         83,584
 Other                                          215,115        177,921        224,643        347,119        366,272
                                          -------------  -------------  -------------  -------------  -------------
   TOTAL NONINTEREST EXPENSE                  1,010,647        870,176        973,922      2,061,477      2,035,103

INCOME BEFORE INCOME TAX EXPENSE                416,314        507,616        566,490      1,858,214      1,885,788
INCOME TAX EXPENSE                              136,242        161,313        192,353        628,800        656,477
                                          -------------  -------------  -------------  -------------  -------------
   NET INCOME                             $     280,072  $     346,303  $     374,137  $   1,229,414  $   1,229,311
                                          =============  =============  =============  =============  =============

NET INCOME PER COMMON SHARE:
   Basic                                  $         .46  $         .56  $         .62  $        2.01  $        2.01
   Diluted                                          .46            .56            .60           1.99           1.99

AVERAGE COMMON SHARES:
   Basic                                    611,896,075    611,638,832    609,336,050    612,507,157    611,822,337
   Diluted                                  615,971,640    617,850,460    616,793,457    619,036,496    616,989,238

MEMO:
Tax-equivalent net interest income        $   1,081,175  $     978,851  $     970,357  $   2,091,937  $   2,202,976

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                     CONSOLIDATED PERIOD-END BALANCE SHEETS
                                ($ IN THOUSANDS)

                                                       2004                                         2003
                                           ----------------------------  ----------------------------------------------------------
                                              2ND QTR        1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                           -------------  -------------  -------------  -------------  -------------  -------------
ASSETS
  Cash and demand balances due from banks  $   3,171,945  $   3,386,459  $   3,595,706  $   3,602,298  $   4,042,648  $   3,767,425
  Federal funds sold and security resale
    agreements                                 1,087,481        355,240        162,347        131,062         81,574         68,616
  Securities available for sale, at
    fair value                                 6,516,742      6,880,816      6,865,616      6,755,118      7,377,350      8,464,144
  Other investments                              568,230        505,183        830,887        769,141        842,893        498,148
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                    26,249          7,300         16,300         15,591         12,591         12,591
    Mortgage                                  12,440,540     12,470,720     14,497,277     23,599,767     26,783,635     21,727,600
    Automobile                                         -              -        853,982              -              -              -
                                           -------------  -------------  -------------  -------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                     12,466,789     12,478,020     15,367,559     23,615,358     26,796,226     21,740,191
  PORTFOLIO LOANS:
    Commercial                                19,738,970     19,017,015     19,164,326     20,934,229     21,837,932     22,824,571
    Commercial construction                    2,284,178      2,188,177      2,289,429      2,524,598      2,341,879      2,304,061
    Real estate - commercial                  11,014,482      9,893,169      9,827,877      9,495,261      9,462,072      9,507,893
    Real estate - residential                 28,731,664     27,199,655     27,393,711     24,330,916     23,009,187     21,820,145
    Home equity lines of credit               13,781,781     12,008,704     10,950,356     10,074,306      9,124,178      8,393,176
    Credit card and other unsecured
      lines of credit                          2,198,703      2,234,590      2,324,198      2,178,703      2,124,368      2,023,065
    Other consumer                             6,787,488      7,385,938      7,328,956      8,217,497      7,939,113      8,060,075
                                           -------------  -------------  -------------  -------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                   84,537,266     79,927,248     79,278,853     77,755,510     75,838,729     74,932,986
    Allowance for loan losses                 (1,144,619)    (1,125,660)    (1,125,329)    (1,129,633)    (1,147,098)    (1,128,249)
                                           -------------  -------------  -------------  -------------  -------------  -------------
      NET PORTFOLIO LOANS                     83,392,647     78,801,588     78,153,524     76,625,877     74,691,631     73,804,737
  Properties and equipment                     1,202,100      1,137,896      1,125,526      1,113,714      1,106,705      1,032,617
  Other real estate owned                         95,470         92,331         99,418        110,380        103,685        115,739
  Mortgage servicing assets                    1,926,051      1,199,918      1,298,417      1,136,987        733,420        813,312
  Goodwill                                     1,423,536      1,103,340      1,103,340      1,103,271      1,102,799      1,078,281
  Other intangible assets                         68,408         56,336         62,475         68,631         74,502         69,193
  Derivative assets                              876,243      1,550,552      1,349,259      1,785,967      1,819,917      1,469,869
  Accrued income and other assets              4,174,161      3,807,381      3,919,386      4,140,183      4,569,239      4,571,984
                                           -------------  -------------  -------------  -------------  -------------  -------------
      TOTAL ASSETS                         $ 116,969,803  $ 111,355,060  $ 113,933,460  $ 120,957,987  $ 123,342,589  $ 117,494,256
                                           =============  =============  =============  =============  =============  =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                    $  17,448,186  $  16,988,347  $  16,585,367  $  16,828,794  $  19,238,413  $  16,878,935
    NOW and money market accounts             28,153,616     27,767,329     26,849,261     26,256,752     25,415,374     24,361,618
    Savings accounts                           2,560,288      2,425,914      2,353,721      2,373,289      2,426,424      2,437,801
    Consumer time                             13,689,154     12,848,588     13,133,909     13,221,476     13,646,875     14,179,957
                                           -------------  -------------  -------------  -------------  -------------  -------------
      CORE DEPOSITS                           61,851,244     60,030,178     58,922,258     58,680,311     60,727,086     57,858,311
    Other                                      1,278,431        972,734        924,969      2,731,341      2,440,785      2,945,649
    Foreign                                    9,906,414      6,210,322      4,082,803      8,864,227      3,602,917      5,093,320
                                           -------------  -------------  -------------  -------------  -------------  -------------
      TOTAL DEPOSITS                          73,036,089     67,213,234     63,930,030     70,275,879     66,770,788     65,897,280
  Federal funds borrowed and security
      repurchase agreements                    5,892,472      9,220,268      6,693,916      8,637,604     12,112,317     12,744,562
  Borrowed funds                               3,903,212      1,381,465      6,615,460      1,472,746      2,667,925      1,735,932
  Long-term debt                              20,492,392     19,557,891     23,666,292     27,304,153     27,938,252     23,972,172
  Derivative liabilities                         707,349        844,178        875,737      1,246,371      1,416,132        989,625
  Accrued expenses and other liabilities       2,603,305      3,283,913      2,823,354      2,953,390      3,407,266      3,567,522
                                           -------------  -------------  -------------  -------------  -------------  -------------
      TOTAL LIABILITIES                      106,634,819    101,500,949    104,604,789    111,890,143    114,312,680    108,907,093
STOCKHOLDERS' EQUITY
  Preferred stock                                      -              -              -              -              -              -
  Common stock                                 2,451,521      2,426,239      2,423,985      2,436,547      2,453,705      2,443,888
  Capital surplus                              1,607,658      1,182,405      1,116,279      1,079,072      1,057,467      1,002,194
  Retained earnings                            6,234,266      6,176,988      5,723,720      5,502,147      5,484,430      5,085,060
  Accumulated other comprehensive income          41,539         68,479         64,687         50,078         34,307         56,021
                                           -------------  -------------  -------------  -------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                10,334,984      9,854,111      9,328,671      9,067,844      9,029,909      8,587,163
                                           -------------  -------------  -------------  -------------  -------------  -------------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                 $ 116,969,803  $ 111,355,060  $ 113,933,460  $ 120,957,987  $ 123,342,589  $ 117,494,256
                                           =============  =============  =============  =============  =============  =============
COMMON SHARES OUTSTANDING                    612,880,193    606,559,564    605,996,120    609,136,762    613,426,098    610,971,942

MEMO:
Noninterest bearing mortgage banking
  principal and interest (P&I) balances    $   2,325,648  $   3,226,351  $   2,394,020  $   2,993,448  $   4,759,275  $   3,577,713
Noninterest bearing mortgage banking
  taxes and insurance (T&I) balances           1,165,704      1,041,688        860,045      1,018,593        928,275        801,459
Noninterest bearing deposits excluding
  P&I and T&I balances                        13,956,834     12,720,308     13,331,302     12,816,753     13,550,863     12,499,763
Core deposits excluding P&I and
  T&I balances                                58,359,892     55,762,139     55,668,193     54,668,270     55,039,536     53,479,139

                                                              2002
                                           -------------------------------------------
                                              4TH QTR        3RD QTR        2ND QTR
                                           -------------  -------------  -------------
ASSETS
  Cash and demand balances due from banks  $   3,756,426  $   4,106,687  $   3,367,210
  Federal funds sold and security resale
    agreements                                   136,343         95,895         86,285
  Securities available for sale, at
    fair value                                 9,211,268     10,487,124      8,800,004
  Other investments                              869,147        761,248        728,936
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                    14,840         27,973              -
    Mortgage                                  24,486,524     15,783,350      9,796,496
    Automobile                                         -              -              -
                                           -------------  -------------  -------------
      TOTAL LOANS HELD FOR SALE
        OR SECURITIZATION                     24,501,364     15,811,323      9,796,496
  PORTFOLIO LOANS:
    Commercial                                22,631,724     24,571,513     24,143,487
    Commercial construction                    2,090,336      1,452,849      1,305,491
    Real estate - commercial                   9,384,851      8,076,473      7,978,960
    Real estate - residential                 19,972,549     16,404,069     15,454,101
    Home equity lines of credit                8,062,199      7,617,672      7,009,400
    Credit card and other unsecured
      lines of credit                          2,030,024      1,915,547      1,870,138
    Other consumer                             7,962,729     10,993,697     10,912,771
                                           -------------  -------------  -------------
      TOTAL PORTFOLIO LOANS                   72,134,412     71,031,820     68,674,348
    Allowance for loan losses                 (1,098,588)    (1,079,773)    (1,030,487)
                                           -------------  -------------  -------------
      NET PORTFOLIO LOANS                     71,035,824     69,952,047     67,643,861
  Properties and equipment                     1,036,937      1,031,098      1,042,933
  Other real estate owned                        114,931        104,587         89,365
  Mortgage servicing assets                      615,193        690,615      1,068,400
  Goodwill                                     1,078,281      1,078,281      1,078,281
  Other intangible assets                         74,573         79,438         80,500
  Derivative assets                            1,468,381      1,048,665        765,193
  Accrued income and other assets              4,122,722      4,024,139      4,553,245
                                           -------------  -------------  -------------
      TOTAL ASSETS                         $ 118,021,390  $ 109,271,147  $  99,100,709
                                           =============  =============  =============

LIABILITIES
  DEPOSITS:
    Noninterest bearing                    $  16,156,081  $  15,616,730  $  13,674,346
    NOW and money market accounts             23,022,449     21,325,533     20,239,550
    Savings accounts                           2,477,067      2,499,922      2,596,261
    Consumer time                             14,686,005     14,985,661     15,253,091
                                           -------------  -------------  -------------
      CORE DEPOSITS                           56,341,602     54,427,846     51,763,248
    Other                                      3,403,827      3,128,856      3,239,652
    Foreign                                    5,373,339      3,077,867      2,311,938
                                           -------------  -------------  -------------
      TOTAL DEPOSITS                          65,118,768     60,634,569     57,314,838
  Federal funds borrowed and security
      repurchase agreements                    6,528,258      6,068,559      5,212,463
  Borrowed funds                              11,493,909      9,802,372      6,659,291
  Long-term debt                              22,730,295     21,198,090     19,104,451
  Derivative liabilities                       1,243,544        730,231        495,966
  Accrued expenses and other liabilities       2,745,559      2,726,994      2,384,560
                                           -------------  -------------  -------------
      TOTAL LIABILITIES                      109,860,333    101,160,815     91,171,569
STOCKHOLDERS' EQUITY
  Preferred stock                                      -              -            698
  Common stock                                 2,445,966      2,448,721      2,441,917
  Capital surplus                                989,346        982,552        964,599
  Retained earnings                            4,658,565      4,591,280      4,431,500
  Accumulated other comprehensive income          67,180         87,779         90,426
                                           -------------  -------------  -------------
    TOTAL STOCKHOLDERS' EQUITY                 8,161,057      8,110,332      7,929,140
                                           -------------  -------------  -------------
    TOTAL LIABILITIES AND
      STOCKHOLDERS' EQUITY                 $ 118,021,390  $ 109,271,147  $  99,100,709
                                           =============  =============  =============
COMMON SHARES OUTSTANDING                    611,491,359    612,180,011    610,479,248

MEMO:
Noninterest bearing mortgage banking
  principal and interest (P&I) balances
Noninterest bearing mortgage banking
  taxes and insurance (T&I) balances
Noninterest bearing deposits excluding
  P&I and T&I balances
Core deposits excluding P&I and
  T&I balances

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                      CONSOLIDATED AVERAGE BALANCE SHEETS
                                ($ IN MILLIONS)

                                                                    2004                                        2003
                                                          ------------------------  -----------------------------------------------
                                                          2ND QTR        1ST QTR    4TH QTR     3RD QTR      2ND QTR      1ST QTR
ASSETS
EARNING ASSETS:
 PORTFOLIO LOANS:
  Commercial                                               $  19,531   $  18,860  $  20,022   $  21,152     $  22,001    $  22,415
  Commercial construction                                      2,270       2,245      2,445       2,425         2,318        2,181
  Real estate - commercial                                    10,821       9,819      9,587       9,450         9,475        9,420
  Real estate - residential                                   27,981      27,076     25,564      24,088        22,469       21,025
  Home equity lines of credit                                 12,819      11,396     10,410       9,612         8,761        8,152
  Credit card and other unsecured lines of credit              2,232       2,283      2,330       2,170         2,084        2,033
  Other consumer                                               7,209       7,406      7,543       8,167         7,957        7,957
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL PORTFOLIO LOANS                                     82,863      79,085     77,901      77,064        75,065       73,183
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                    21          13         13          13            13           14
    Mortgage                                                  13,889      11,780     17,060      27,023        24,105       22,510
    Automobile                                                     -         530        607           -             -            -
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL LOANS HELD FOR SALE OR SECURITIZATION               13,910      12,323     17,680      27,036        24,118       22,524
  Securities available for sale, at cost                       6,646       6,537      6,534       6,667         7,397        8,295
  Federal funds sold and security resale agreements              530         260        275         272           142          118
  Other investments                                              618         554        828         945           633          665
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL EARNING ASSETS                                     104,567      98,759    103,218     111,984       107,355      104,785
Allowance for loan losses                                     (1,143)     (1,124)    (1,125)     (1,144)       (1,127)      (1,101)
Fair value appreciation of securities available for sale         138         220        201         202           302          324
Cash and demand balances due from banks                        3,088       3,015      3,173       3,554         3,465        3,376
Properties and equipment                                       1,192       1,128      1,128       1,115         1,049        1,038
Other real estate owned                                           93          98        105         107           110          115
Mortgage servicing assets                                      1,593       1,341      1,271       1,225           801          762
Goodwill                                                       1,403       1,103      1,103       1,103         1,084        1,078
Other intangible assets                                           72          59         65          71            69           72
Derivative assets                                                573         783        854         544         1,077          935
Accrued income and other assets                                4,256       4,041      4,473       4,890         4,850        4,934
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL ASSETS                                           $ 115,832   $ 109,423  $ 114,466   $ 123,651     $ 119,035    $ 116,318
                                                           =========   =========  =========   =========     =========    =========
LIABILITIES
DEPOSITS:
  Noninterest bearing                                      $  17,756   $  15,658  $  16,089   $  19,408     $  17,596    $  15,689
  NOW and money market accounts                               28,614      27,325     26,845      26,091        25,045       23,489
  Savings accounts                                             2,576       2,369      2,367       2,422         2,447        2,458
  Consumer time                                               13,474      13,008     13,178      13,337        13,972       14,451
                                                           ---------   ---------  ---------   ---------     ---------    ---------
      CORE DEPOSITS                                           62,420      58,360     58,479      61,258        59,060       56,087
  Brokered retail CDs                                            531         499        836       2,502         2,601        2,871
  Other                                                          567         359        369         739           606          499
  Foreign                                                      9,150       6,520      7,260       7,186         6,950        6,602
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL DEPOSITS                                            72,668      65,738     66,944      71,685        69,217       66,059
Federal funds borrowed and security
   repurchase agreements                                       8,254       7,942      8,754      10,660        11,953       12,306
Borrowed funds                                                 1,547       1,594        992       1,087         1,527        2,636
Long-term debt                                                20,031      21,339     25,056      27,569        23,914       22,826
Derivative liabilities                                           343         435        431         511           680          574
Accrued expenses and other liabilities                         2,619       2,716      2,899       2,968         2,958        3,388
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL LIABILITIES                                        105,462      99,764    105,076     114,480       110,249      107,789
STOCKHOLDERS' EQUITY
  Preferred                                                        -           -          -           -             -            -
  Common                                                      10,370       9,659      9,390       9,171         8,786        8,529
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL STOCKHOLDERS' EQUITY                                10,370       9,659      9,390       9,171         8,786        8,529
                                                           ---------   ---------  ---------   ---------     ---------    ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 115,832   $ 109,423  $ 114,466   $ 123,651     $ 119,035    $ 116,318
                                                           =========   =========  =========   =========     =========    =========
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                              $   3,596   $   2,471  $   2,646   $   5,738     $   4,692    $   3,457
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                     1,152         976      1,048       1,050           957          761
Noninterest bearing deposits excluding P&I and T&I balances   13,008      12,211     12,395      12,620        11,947       11,471
Core deposits excluding P&I and T&I balances                  57,672      54,913     54,785      54,470        53,411       51,869

                                                                                                          SIX MONTHS ENDED
                                                                                2002                          JUNE 30,
                                                               ---------------------------------------  ---------------------
                                                                4TH QTR        3RD QTR      2ND QTR         2004         2003

ASSETS
EARNING ASSETS:
 PORTFOLIO LOANS:
  Commercial                                                      23,696     $  23,466     $  23,888    $  19,197     $  22,208
  Commercial construction                                          1,628         1,397         1,239        2,257         2,250
  Real estate - commercial                                         8,383         8,037         7,909       10,320         9,448
  Real estate - residential                                       16,717        15,895        15,161       27,529        21,751
  Home equity lines of credit                                      7,857         7,316         6,679       12,108         8,458
  Credit card and other unsecured lines of credit                  1,958         1,910         1,810        2,257         2,059
  Other consumer                                                  11,052        10,924        11,244        7,306         7,955
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL PORTFOLIO LOANS                                         71,291        68,945        67,930       80,974        74,129
  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                        21            18             -           17            13
    Mortgage                                                      19,655        11,833        10,343       12,835        23,312
    Automobile                                                         -             -             -          265             -
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL LOANS HELD FOR SALE OR SECURITIZATION                   19,676        11,851        10,343       13,117        23,325
  Securities available for sale, at cost                           9,484         8,336         8,660        6,591         7,844
  Federal funds sold and security resale agreements                  117            87            93          395           130
  Other investments                                                  747           795           771          586           649
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL EARNING ASSETS                                         101,315        90,014        87,797      101,663       106,077
Allowance for loan losses                                         (1,079)       (1,031)       (1,000)      (1,133)       (1,114)
Fair value appreciation of securities available for sale             318           299           208          179           313
Cash and demand balances due from banks                            3,458         3,126         2,855        3,052         3,421
Properties and equipment                                           1,040         1,048         1,061        1,160         1,044
Other real estate owned                                              110            97            77           96           113
Mortgage servicing assets                                            774         1,052         1,224        1,467           781
Goodwill                                                           1,078         1,078         1,078        1,253         1,081
Other intangible assets                                               77            81            79           66            70
Derivative assets                                                    860           739           520          678         1,006
Accrued income and other assets                                    4,582         4,551         4,007        4,146         4,892
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL ASSETS                                               $ 112,533     $ 101,054     $  97,906    $ 112,627     $ 117,684
                                                               =========     =========     =========    =========     =========
LIABILITIES
DEPOSITS:
  Noninterest bearing                                          $  15,710     $  13,864     $  12,760    $  16,707     $  16,648
  NOW and money market accounts                                   22,385        21,006        20,119       27,970        24,271
  Savings accounts                                                 2,488         2,543         2,622        2,472         2,452
  Consumer time                                                   14,811        15,122        15,209       13,241        14,211
                                                               ---------     ---------     ---------    ---------     ---------
      CORE DEPOSITS                                               55,394        52,535        50,710       60,390        57,582
  Brokered retail CDs                                              2,870         2,500         2,644          515         2,735
  Other                                                              545           565           818          463           553
  Foreign                                                          7,264         5,781         5,372        7,835         6,777
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL DEPOSITS                                                66,073        61,381        59,544       69,203        67,647
Federal funds borrowed and security
   repurchase agreements                                          10,643         7,798         7,298        8,098        12,129
Borrowed funds                                                     3,169         1,784         1,201        1,570         2,078
Long-term debt                                                    21,175        18,985        19,432       20,686        23,373
Derivative liabilities                                               547           459           293          389           627
Accrued expenses and other liabilities                             2,637         2,462         2,261        2,667         3,172
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL LIABILITIES                                            104,244        92,869        90,029      102,613       109,026
STOCKHOLDERS' EQUITY
  Preferred                                                            -             -             1            -             -
  Common                                                           8,289         8,185         7,876       10,014         8,658
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL STOCKHOLDERS' EQUITY                                     8,289         8,185         7,877       10,014         8,658
                                                               ---------     ---------     ---------    ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 112,533     $ 101,054     $  97,906    $ 112,627     $ 117,684
                                                               =========     =========     =========    =========     =========
MEMO:
Noninterest bearing mortgage banking principal
  and interest (P&I) balances                                      3,444     $   2,090     $   1,291    $   3,034     $   4,078
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                           791           824           680        1,064           860
Noninterest bearing deposits excluding P&I and T&I balances       11,475        10,950        10,789       12,609        11,710
Core deposits excluding P&I and T&I balances                      51,159        49,621        48,739       56,292        52,644

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                                2004                            2003
                                                          --------------------    -----------------------------------------
                                                           2ND QTR    1ST QTR       4TH QTR   3RD QTR   2ND QTR    1ST QTR
                                                          ---------  ---------    ----------  -------   -------    -------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                  $11,304    $10,146    $15,355    $25,933    $23,079    $21,685
First Franklin                                                2,520      1,634      1,388      1,080      1,026        825
National City Home Loan Services (formerly Altegra)              65          -        317         10          -          -
                                                            -------    -------    -------    -------    -------    -------
     TOTAL MORTGAGE LOANS HELD FOR SALE                     $13,889    $11,780    $17,060    $27,023    $24,105    $22,510
                                                            =======    =======    =======    =======    =======    =======
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
ALTEGRA NONCONFORMING (1)
   Altegra/Loan Zone originated loans                       $   236    $   473    $   845    $ 1,621    $ 1,799    $ 1,982
NATIONAL HOME EQUITY(1)
   Home equity lines of credit                              $ 6,207    $ 5,017    $ 4,250    $ 3,527    $ 2,949    $ 2,481
   Installment loans (real estate-residential)                1,445      1,386      1,282      1,104      1,003        951
                                                            -------    -------    -------    -------    -------    -------
     TOTAL NATIONAL HOME EQUITY                             $ 7,652    $ 6,403    $ 5,532    $ 4,631    $ 3,952    $ 3,432
                                                            =======    =======    =======    =======    =======    =======
CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT(2)
   Credit card                                              $   997    $ 1,084    $ 1,071    $ 1,026    $   958    $   932
   Personal lines of credit                                     513        502        586        481        477        478
   Business lines of credit                                     722        697        673        663        649        623
                                                            -------    -------    -------    -------    -------    -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT  $ 2,232    $ 2,283    $ 2,330    $ 2,170    $ 2,084    $ 2,033
                                                            =======    =======    =======    =======    =======    =======


                                                                                                SIX MONTHS ENDED
                                                                            2002                    JUNE 30,
                                                              -----------------------------   -----------------------
                                                              4TH QTR    3RD QTR    2ND QTR     2004       2003
                                                              -----------------------------   ----------------------
AVERAGE MORTGAGE LOANS HELD FOR SALE
National City Mortgage Co.                                    $18,896    $11,483    $ 9,931    $10,725    $22,386
First Franklin                                                    759        350        412      2,077        926
National City Home Loan Services (formerly Altegra)                 -          -          -         33          -
                                                              -------    -------    -------    -------    -------
     TOTAL MORTGAGE LOANS HELD FOR SALE                       $19,655    $11,833    $10,343    $12,835    $23,312
                                                              =======    =======    =======    =======    =======
SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Altegra Nonconforming (1)
   Altegra/Loan Zone originated loans                         $ 2,182    $ 2,401    $ 2,617    $   355    $ 1,891
National Home Equity(1)
   Home equity lines of credit                                $ 2,090    $ 1,700    $ 1,335    $ 5,612    $ 2,716
   Installment loans (real estate-residential)                    942        974        960      1,415        977
                                                              -------    -------    -------    -------    -------
     TOTAL NATIONAL HOME EQUITY                               $ 3,032    $ 2,674    $ 2,295    $ 7,027    $ 3,693
                                                              =======    =======    =======    =======    =======
Credit Card and Other Unsecured Lines of Credit(2)
   Credit card                                                $   879    $   846    $   767    $ 1,040    $   945
   Personal lines of credit                                       483        483        478        507        478
   Business lines of credit                                       596        581        565        710        636
                                                              -------    -------    -------    -------    -------
     TOTAL CREDIT CARD AND OTHER UNSECURED LINES OF CREDIT    $ 1,958    $ 1,910    $ 1,810    $ 2,257    $ 2,059
                                                              =======    =======    =======    =======    =======

(1) Represents a division under the National Consumer Finance line of business

(2) Represents the consolidated credit card and other unsecured lines of credit portfolio

                              SECURITIZED BALANCES
                                 ($ IN MILLIONS)

                                                          2004                                2003
                                                   ------------------   ------------------------------------
                                                    2ND QTR  1ST QTR    4TH QTR   3RD QTR   2ND QTR  1ST QTR
                                                   ------------------   --------  -------  --------  -------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                       $  997    $1,084    $1,071    $1,026    $  958    $  932
     Loans held for securitization                      -         -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450     1,450
                                                   ------    ------    ------    ------    ------    ------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS    $2,447    $2,534    $2,521    $2,476    $2,408    $2,382
                                                   ======    ======    ======    ======    ======    ======
  End of period balances:
     Loans held in portfolio                       $  950    $1,024    $1,136    $1,030    $  988    $  916
     Loans held for securitization                      -         -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450     1,450
                                                   ------    ------    ------    ------    ------    ------
        TOTAL MANAGED CREDIT CARD LOANS            $2,400    $2,474    $2,586    $2,480    $2,438    $2,366
                                                   ======    ======    ======    ======    ======    ======
AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):
  Average balances:
     Loans held in portfolio                       $2,860    $2,657    $3,270    $3,896    $3,727    $3,578
     Loans held for securitization                      -       530       607         -         -         -
     Loans securitized                              1,196     1,012       530       610       698       791
                                                   ------    ------    ------    ------    ------    ------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS     $4,056    $4,199    $4,407    $4,506    $4,425    $4,369
                                                   ======    ======    ======    ======    ======    ======
  End of period balances:
     Loans held in portfolio                       $2,861    $2,834    $2,958    $3,900    $3,808    $3,581
     Loans held for securitization                      -         -       854         -         -         -
     Loans securitized                              1,128     1,265       495       568       654       745
                                                   ------    ------    ------    ------    ------    ------
        TOTAL MANAGED AUTOMOBILE LOANS             $3,989    $4,099    $4,307    $4,468    $4,462    $4,326
                                                   ======    ======    ======    ======    ======    ======

                                                                                  SIX MONTHS ENDED
                                                              2002                     JUNE 30,
                                                  -----------------------------   ------------------
                                                  4TH QTR    3RD QTR    2ND QTR   2004       2003
                                                  -----------------------------   ------------------
CREDIT CARD LOANS
MANAGED CREDIT CARD LOANS:
  Average balances:
     Loans held in portfolio                       $  879    $  846    $  767    $1,040    $  945
     Loans held for securitization                      -         -         -         -         -
     Loans securitized                              1,450     1,450     1,450     1,450     1,450
                                                   ------    ------    ------    ------    ------
        TOTAL AVERAGE MANAGED CREDIT CARD LOANS    $2,329    $2,296    $2,217    $2,490    $2,395
                                                   ======    ======    ======    ======    ======

  End of period balances:
     Loans held in portfolio                       $  950    $  839    $  819
     Loans held for securitization                      -         -         -
     Loans securitized                              1,450     1,450     1,450
                                                   ------    ------    ------

        TOTAL MANAGED CREDIT CARD LOANS            $2,400    $2,289    $2,269
                                                   ======    ======    ======

AUTOMOBILE LOANS(1)

MANAGED AUTOMOBILE LOANS(2):

  Average balances:

     Loans held in portfolio                       $3,579    $3,446    $3,257    $2,758    $3,653
     Loans held for securitization                      -         -         -       265         -
     Loans securitized                                877       969     1,060     1,104       744
                                                   ------    ------    ------    ------    ------
        TOTAL AVERAGE MANAGED AUTOMOBILE LOANS     $4,456    $4,415    $4,317    $4,127    $4,397
                                                   ======    ======    ======    ======    ======

  End of period balances:
     Loans held in portfolio                       $3,566    $3,525    $3,306
     Loans held for securitization                      -         -         -
     Loans securitized                                834       924     1,016
                                                   ------    ------    ------
        TOTAL MANAGED AUTOMOBILE LOANS             $4,400    $4,449    $4,322
                                                   ======    ======    ======

(1) In February 2004, the Corporation sold through securitization $890 million of indirect prime automobile loans

(2) Represents managed portfolio of indirect prime automobile loans

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                          SELECTED PERIOD-END BALANCES
                                 ($ IN MILLIONS)

                                                                          2004                          2003
                                                                    -----------------   --------------------------------------
                                                                    2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR   1ST QTR
                                                                    -----------------   --------------------------------------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage Co.                                        $ 9,751   $10,631   $12,755   $21,463   $25,810   $ 20,958
  First Franklin                                                      2,687     1,840     1,742     1,187       974        770
  National City Home Loan Services (formerly Altegra)                     3         -         -       950         -          -
                                                                    -------   -------   -------   -------   -------   --------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION              $12,441   $12,471   $14,497   $23,600   $26,784   $ 21,728
                                                                    =======   =======   =======   =======   =======   ========
BANK STOCK FUND

Cost basis of equity investments                                    $   157   $    38   $     7   $    33   $    36   $    237
Unrealized gains (losses), net                                           12         4         1         6         8        (11)
                                                                    -------   -------   -------   -------   -------   --------
  FAIR VALUE OF INVESTMENTS                                         $   169   $    42   $     8   $    39   $    44   $    226
                                                                    =======   =======   =======   =======   =======   ========
INTANGIBLE ASSETS

Goodwill                                                            $ 1,424   $ 1,103   $ 1,103   $ 1,103   $ 1,103   $  1,078
Core deposit intangibles                                                 24        12        15        18        22         25
Credit card intangibles                                                   2         3         3         3         3          4
Other intangibles                                                        42        42        45        48        49         40
                                                                    -------   -------   -------   -------   -------   --------
  TOTAL INTANGIBLE ASSETS                                           $ 1,492   $ 1,160   $ 1,166   $ 1,172   $ 1,177   $  1,147
                                                                    =======   =======   =======   =======   =======   ========
MEMO:

Holding company investment in subsidiaries                          $10,739   $10,958   $10,251   $10,016   $10,381   $ 10,432
Holding company intangible assets                                        60        59        59        59        59         59
Double leverage ratio (1)                                            1.04 x    1.12 x    1.11 x    1.11 x    1.16 x     1.22 x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                                   -   $     1         -         -   $     1   $      1
  Direct investments in nonpublic entities                          $   323       288   $   300   $   308       324        328
  Indirect investments (fund)                                           314       296       295       286       284        264
                                                                    -------   -------   -------   -------   -------   --------
     TOTAL INVESTMENTS                                              $   637   $   585   $   595   $   594   $   609   $    593
                                                                    =======   =======   =======   =======   =======   ========
TYPE OF SECURITY:
  Common stock                                                      $    42   $    25   $    23   $    25   $    20   $     15
  Convertible debt and preferred stock                                   69        67        59        61        62         57
  Investments in partnerships, funds and other equity instruments       371       355       356       352       357        348
  Mezzanine (subordinated) debt                                         155       138       157       156       170        173
                                                                    -------   -------   -------   -------   -------   --------
     TOTAL INVESTMENTS                                              $   637   $   585   $   595   $   594   $   609   $    593
                                                                    =======   =======   =======   =======   =======   ========
MEMO:
Commitments to fund principal investments                           $   256   $   241   $   227   $   253   $   232   $    240

                                                                                 2002
                                                                    -------------------------------
                                                                    4TH QTR     3RD QTR     2ND QTR
                                                                    -------------------------------
MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
  National City Mortgage Co.                                        $ 23,559    $ 14,988    $ 9,445
  First Franklin                                                         928         795        351
  National City Home Loan Services (formerly Altegra)                      -           -          -
                                                                    --------    --------    -------
  TOTAL MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION              $ 24,487    $ 15,783    $ 9,796
                                                                    ========    ========    =======
BANK STOCK FUND

Cost basis of equity investments                                    $     75    $    257    $   155
Unrealized gains (losses), net                                            (4)        (40)        (2)
                                                                    --------    --------    -------
  FAIR VALUE OF INVESTMENTS                                         $     71    $    217    $   153
                                                                    ========    ========    =======
INTANGIBLE ASSETS

Goodwill                                                            $  1,078    $  1,078    $ 1,078
Core deposit intangibles                                                  28          31         35
Credit card intangibles                                                    4           5          4
Other intangibles                                                         43          44         42
                                                                    --------    --------    -------
  TOTAL INTANGIBLE ASSETS                                           $  1,153    $  1,158    $ 1,159
                                                                    ========    ========    =======
MEMO:

Holding company investment in subsidiaries                          $  9,789    $  9,425    $ 9,063
Holding company intangible assets                                         59          59         59
Double leverage ratio (1)                                             1.21 x      1.17 x     1.15 x

PRINCIPAL INVESTMENTS(2)

TYPE OF INVESTMENT:
  Direct investments in public entities                                    -           -    $     1
  Direct investments in nonpublic entities                          $    317    $    318        318
  Indirect investments (fund)                                            255         249        238
                                                                    --------    --------    -------
     TOTAL INVESTMENTS                                              $    572    $    567    $   557
                                                                    ========    ========    =======
TYPE OF SECURITY:
  Common stock                                                      $     15    $     15    $    13
  Convertible debt and preferred stock                                    58          63         64
  Investments in partnerships, funds and other equity instruments        335         329        319
  Mezzanine (subordinated) debt                                          164         160        161
                                                                    --------    --------    -------
     TOTAL INVESTMENTS                                              $    572    $    567    $   557
                                                                    ========    ========    =======
MEMO:
Commitments to fund principal investments                           $    242    $    252    $   285

(1) Holding company investment in subsidiaries and intangible assets divided by consolidated equity

(2) Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Wholesale Banking line of business. Principal investments exclude investments held in the Bank Stock Fund.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                  AVERAGE BALANECES/NET INTEREST INCOME/RATES
                                 ($ IN MILLIONS)


                                                                   2004                              2003
                                                            ----------------------  -----------------------------------------------
                  AVERAGE BALANCES                          2ND QTR      1ST QTR    4TH QTR      3RD QTR      2ND QTR     1ST QTR
                  ----------------                          ----------------------  -----------------------------------------------
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                             $  19,552    $  18,873  $  20,035    $  21,165    $  22,014   $  22,429
     Commercial construction                                    2,270        2,245      2,445        2,425        2,318       2,181
     Real estate - commercial                                  10,821        9,819      9,587        9,450        9,475       9,420
     Real estate - residential                                 41,870       38,856     42,624       51,111       46,574      43,535
     Home equity lines of credit                               12,819       11,396     10,410        9,612        8,761       8,152
     Credit card and other unsecured lines of credit            2,232        2,283      2,330        2,170        2,084       2,033
     Other consumer                                             7,209        7,936      8,150        8,167        7,957       7,957
                                                            ---------    ---------  ---------    ---------    ---------   ---------
       Total loans                                             96,773       91,408     95,581      104,100       99,183      95,707
  Securities available for sale, at cost:
     Taxable                                                    5,979        5,879      5,860        5,988        6,721       7,650
     Tax-exempt                                                   667          658        674          679          676         645
                                                            ---------    ---------  ---------    ---------    ---------   ---------
       Total securities available for sale                      6,646        6,537      6,534        6,667        7,397       8,295
  Federal funds sold, security resale agreements, and
     other investments                                          1,148          814      1,103        1,217          775         783
                                                            ---------    ---------  ---------    ---------    ---------   ---------
  Total earning assets                                        104,567       98,759    103,218      111,984      107,355     104,785
  Allowance for loan losses                                    (1,143)      (1,124)    (1,125)      (1,144)      (1,127)     (1,101)
  Fair value appreciation of securities available for sale        138          220        201          202          302         324
  Nonearning assets                                            12,270       11,568     12,172       12,609       12,505      12,310
                                                            ---------    ---------  ---------    ---------    ---------   ---------
TOTAL ASSETS                                                $ 115,832    $ 109,423  $ 114,466    $ 123,651    $ 119,035   $ 116,318
                                                            =========    =========  =========    =========    =========   =========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                          $  28,614    $  27,325  $  26,845    $  26,091    $  25,045   $  23,489
     Savings accounts                                           2,576        2,369      2,367        2,422        2,447       2,458
     Consumer time deposits                                    13,474       13,008     13,178       13,337       13,972      14,451
     Other deposits                                             1,098          858      1,205        3,241        3,207       3,370
     Foreign deposits                                           9,150        6,520      7,260        7,186        6,950       6,602
     Federal funds borrowed                                     5,548        4,996      5,765        7,632        9,054       9,171
     Security repurchase agreements                             2,706        2,946      2,989        3,028        2,899       3,135
     Borrowed funds                                             1,547        1,594        992        1,087        1,527       2,636
     Long-term debt                                            20,031       21,339     25,056       27,569       23,914      22,826
                                                            ---------    ---------  ---------    ---------    ---------   ---------
  Total interest bearing liabilities                           84,744       80,955     85,657       91,593       89,015      88,138
  Noninterest bearing deposits                                 17,756       15,658     16,089       19,408       17,596      15,689
  Accrued interest and other liabilities                        2,962        3,151      3,330        3,479        3,638       3,962
                                                            ---------    ---------  ---------    ---------    ---------   ---------
  TOTAL LIABILITIES                                           105,462       99,764    105,076      114,480      110,249     107,789
  TOTAL STOCKHOLDERS' EQUITY                                   10,370        9,659      9,390        9,171        8,786       8,529
                                                            ---------    ---------  ---------    ---------    ---------   ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 115,832    $ 109,423  $ 114,466    $ 123,651    $ 119,035   $ 116,318
                                                            =========    =========  =========    =========    =========   =========
MEMO
Interest bearing core deposits                              $  44,664    $  42,702  $  42,390    $  41,850    $  41,464   $  40,398
Interest bearing total deposits                                54,912       50,080     50,855       52,277       51,621      50,370
Borrowed funding and long-term debt                            29,832       30,875     34,802       39,316       37,394      37,768


                                                                                                         SIX MOTNTHS ENDED
                                                                                2002                         JUNE 30,
                                                                 ----------------------------------    -----------------------
                     AVERAGE BALANCES                            4TH QTR      3RD QTR      2ND QTR        2004        2003
                     ----------------                            ----------------------------------    -----------------------
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                                  $  23,717    $  23,484    $ 23,888    $  19,214    $  22,221
     Commercial construction                                         1,628        1,397       1,239        2,257        2,250
     Real estate - commercial                                        8,383        8,037       7,909       10,320        9,448
     Real estate - residential                                      36,372       27,728      25,504       40,364       45,063
     Home equity lines of credit                                     7,857        7,316       6,679       12,108        8,458
     Credit card and other unsecured lines of credit                 1,958        1,910       1,810        2,257        2,059
     Other consumer                                                 11,052       10,924      11,244        7,571        7,955
                                                                 ---------    ---------    --------    ---------    ---------
       Total loans                                                  90,967       80,796      78,273       94,091       97,454
  Securities available for sale, at cost:
     Taxable                                                         8,825        7,668       7,981        5,929        7,183
     Tax-exempt                                                        659          668         679          662          661
                                                                 ---------    ---------    --------    ---------    ---------
       Total securities available for sale                           9,484        8,336       8,660        6,591        7,844
  Federal funds sold, security resale agreements, and
     other investments                                                 864          882         864          981          779
                                                                 ---------    ---------    --------    ---------    ---------
  Total earning assets                                             101,315       90,014      87,797      101,663      106,077
  Allowance for loan losses                                         (1,079)      (1,031)     (1,000)      (1,133)      (1,114)
  Fair value appreciation of securities available for sale             318          299         208          179          313
  Nonearning assets                                                 11,979       11,772      10,901       11,918       12,408
                                                                 ---------    ---------    --------    ---------    ---------
TOTAL ASSETS                                                     $ 112,533    $ 101,054    $ 97,906    $ 112,627    $ 117,684
                                                                 =========    =========    ========    =========    =========
LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest bearing liabilities:
     NOW and money market accounts                               $  22,385    $  21,006    $ 20,119    $  27,970    $  24,271
     Savings accounts                                                2,488        2,543       2,622        2,472        2,452
     Consumer time deposits                                         14,811       15,122      15,209       13,241       14,211
     Other deposits                                                  3,415        3,065       3,462          978        3,288
     Foreign deposits                                                7,264        5,781       5,372        7,835        6,777
     Federal funds borrowed                                          7,297        4,482       4,092        5,272        9,112
     Security repurchase agreements                                  3,346        3,316       3,206        2,826        3,017
     Borrowed funds                                                  3,169        1,784       1,201        1,570        2,078
     Long-term debt                                                 21,175       18,985      19,432       20,686       23,373
                                                                 ---------    ---------    --------    ---------    ---------
  Total interest bearing liabilities                                85,350       76,084      74,715       82,850       88,579
  Noninterest bearing deposits                                      15,710       13,864      12,760       16,707       16,648
  Accrued interest and other liabilities                             3,184        2,921       2,554        3,056        3,799
                                                                 ---------    ---------    --------    ---------    ---------
  TOTAL LIABILITIES                                                104,244       92,869      90,029      102,613      109,026
  TOTAL STOCKHOLDERS' EQUITY                                         8,289        8,185       7,877       10,014        8,658
                                                                 ---------    ---------    --------    ---------    ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                       $ 112,533    $ 101,054    $ 97,906    $ 112,627    $ 117,684
                                                                 =========    =========    ========    =========    =========
MEMO:
Interest bearing core deposits                                   $  39,684    $  38,671    $ 37,950    $  43,683    $  40,934
Interest bearing total deposits                                     50,363       47,517      46,784       52,496       50,999
Borrowed funding and long-term debt                                 34,987       28,567      27,931       30,354       37,580

(1)   Includes loans held for sale or securitization

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                 ($ IN MILLIONS)


                                                               2004                      2003
                                                        ----------------- ----------------------------------
                                                        2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR
                                                        ----------------- ----------------  ----------------
INTEREST
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                         $  179   $  175   $  183   $  198   $  217   $  220
     Commercial construction                                24       24       25       27       26       25
     Real estate - commercial                              151      143      144      146      146      145
     Real estate - residential                             656      608      683      807      744      730
     Home equity lines of credit                           138      123      103       99       95       89
     Credit card and other unsecured lines of credit        45       47       45       43       41       44
     Other consumer                                        115      131      138      140      143      148
                                                        ------   ------   ------   ------   ------   ------
       Total loans                                       1,308    1,251    1,321    1,460    1,412    1,401
  Securities available for sale, at cost:
     Taxable                                                70       74       73       71       93      102
     Tax-exempt                                             13       12       12       13       13       13
                                                        ------   ------   ------   ------   ------   ------
       Total securities available for sale                  83       86       85       84      106      115
  Federal funds sold, security resale agreements, and
     other investments                                      11       13       10       10       10       11
                                                        ------   ------   ------   ------   ------   ------
  TOTAL EARNING ASSETS                                  $1,402   $1,350   $1,416   $1,554   $1,528   $1,527
                                                        ======   ======   ======   ======   ======   ======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                      $   57   $   57   $   59   $   63   $   67   $   68
     Savings accounts                                        2        2        2        3        3        3
     Consumer time deposits                                117      112      118      120      131      137
     Other deposits                                          4        2        4        8       10       12
     Foreign deposits                                       22       15       17       19       25       23
     Federal funds borrowed                                 16       14       16       27       35       36
     Security repurchase agreements                          4        4        4        4        5        6
     Borrowed funds                                          3        3        2        2        5        9
     Long-term debt                                        110      116      153      157      145      132
                                                        ------   ------   ------   ------   ------   ------
  TOTAL INTEREST BEARING LIABILITIES                    $  335   $  325   $  375   $  403   $  426   $  426
                                                        ======   ======   ======   ======   ======   ======

TAX-EQUIVALENT NET INTEREST INCOME                      $1,067   $1,025   $1,041   $1,151   $1,102   $1,101
                                                        ======   ======   ======   ======   ======   ======
MEMO:
Interest bearing core deposits                          $  176   $  171   $  179   $  186   $  201   $  208
Interest bearing total deposits                            202      188      200      213      236      243
Borrowed funding and long-term debt                        133      137      175      190      190      183


                                                                                     SIX MONTHS ENDED
                                                                     2002               JUNE 30,
                                                         --------------------------  ---------------
                                                          4TH QTR  3RD QTR  2ND QTR   2004     2003
                                                         --------------------------  ---------------
INTEREST
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                           $  262   $  281   $  291   $  354   $  437
     Commercial construction                                  22       20       19       48       51
     Real estate - commercial                                136      133      134      294      291
     Real estate - residential                               606      507      481    1,264    1,474
     Home equity lines of credit                              98       92       84      261      184
     Credit card and other unsecured lines of credit          43       44       43       92       85
     Other consumer                                          227      232      236      246      291
                                                          ------   ------   ------   ------   ------
       Total loans                                         1,394    1,309    1,288    2,559    2,813
  Securities available for sale, at cost:
     Taxable                                                 124      119      132      144      195
     Tax-exempt                                               13       14       14       25       26
                                                          ------   ------   ------   ------   ------
       Total securities available for sale                   137      133      146      169      221
  Federal funds sold, security resale agreements, and
     other investments                                         9        9       10       24       21
                                                          ------   ------   ------   ------   ------
  TOTAL EARNING ASSETS                                    $1,540   $1,451   $1,444   $2,752   $3,055
                                                          ======   ======   ======   ======   ======
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                        $   77   $   78   $   74   $  114   $  135
     Savings accounts                                          5        5        5        4        6
     Consumer time deposits                                  149      160      166      229      268
     Other deposits                                           15       15       16        6       22
     Foreign deposits                                         30       27       26       37       48
     Federal funds borrowed                                   34       25       24       30       71
     Security repurchase agreements                            8        9        9        8       11
     Borrowed funds                                           12        7        5        6       14
     Long-term debt                                          129      146      148      226      277
                                                          ------   ------   ------   ------   ------
  TOTAL INTEREST BEARING LIABILITIES                      $  459   $  472   $  473   $  660   $  852
                                                          ======   ======   ======   ======   ======

TAX-EQUIVALENT NET INTEREST INCOME                        $1,081   $  979   $  971   $2,092   $2,203
                                                          ======   ======   ======   ======   ======
MEMO:
Interest bearing core deposits                            $  231   $  243   $  245   $  347   $  409
Interest bearing total deposits                              276      285      287      390      479
Borrowed funding and long-term debt                          183      187      186      270      373

(1)   Includes loans held for sale or securitization

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
             AVERAGE BALANCES/NET INTEREST INCOME/RATES (CONTINUED)
                                ($ IN MILLIONS)

                                                            2004                       2003                           2002
                                                      ----------------  ---------------------------------  -------------------------
                                                      2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR 4TH QTR  3RD QTR  2ND QTR
                                                      -------  -------  -------  -------  -------  ------- -------  -------  -------
RATES
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                         3.69%    3.72%    3.63%    3.73%    3.94%    3.97%   4.39%    4.75%    4.88%
     Commercial construction                            4.34     4.30     4.07     4.48     4.49     4.65    5.29     5.77     6.03
     Real estate - commercial                           5.61     5.87     5.99     6.10     6.18     6.25    6.46     6.57     6.81
     Real estate - residential                          6.26     6.26     6.41     6.31     6.39     6.71    6.66     7.31     7.54
     Home equity lines of credit                        4.29     4.33     3.97     4.11     4.36     4.36    4.97     5.04     5.04
     Credit card and other unsecured lines of credit    8.02     8.30     7.57     7.81     8.06     8.68    8.53     9.20     9.64
     Other consumer                                     6.43     6.62     6.76     6.79     7.19     7.55    8.16     8.44     8.40
                                                        ----     ----     ----     ----     ----     ----    ----     ----     ----
       Total loans                                      5.42     5.49     5.52     5.59     5.70     5.89    6.10     6.46     6.59
  Securities available for sale, at cost:
     Taxable                                            4.69     5.01     4.92     4.81     5.47     5.37    5.67     6.18     6.63
     Tax-exempt                                         7.62     7.53     7.50     7.50     7.68     8.06    8.14     8.15     8.15
                                                        ----     ----     ----     ----     ----     ----    ----     ----     ----
       Total securities available for sale              4.98     5.26     5.19     5.08     5.68     5.58    5.84     6.33     6.75
  Federal funds sold, security resale agreements, and
     other investments                                  3.97     6.49     3.26     3.29     5.33     5.71    3.88     4.03     4.48
                                                        ----     ----     ----     ----     ----     ----    ----     ----     ----
  TOTAL EARNING ASSETS                                  5.37     5.48     5.47     5.53     5.70     5.86    6.06     6.42     6.59
                                                        ====     ====     ====     ====     ====     ====    ====     ====     ====
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                       .80      .83      .88      .96     1.07     1.18    1.37     1.47     1.48
     Savings accounts                                    .35      .35      .36      .39      .46      .58     .71      .80      .85
     Consumer time deposits                             3.50     3.47     3.55     3.58     3.74     3.86    4.00     4.16     4.38
     Other deposits                                     1.13     1.13     1.07     1.05     1.26     1.42    1.73     1.89     1.86
     Foreign deposits                                    .98      .94      .94     1.05     1.42     1.42    1.62     1.87     1.91
     Federal funds borrowed                             1.15     1.13     1.09     1.37     1.57     1.59    1.83     2.25     2.32
     Security repurchase agreements                      .56      .55      .53      .53      .71      .73     .95     1.08     1.07
     Borrowed funds                                      .81      .75      .96      .98     1.21     1.38    1.50     1.59     1.66
     Long-term debt                                     2.21     2.18     2.42     2.26     2.44     2.33    2.44     3.06     3.07
                                                        ----     ----     ----     ----     ----     ----    ----     ----     ----
  TOTAL INTEREST BEARING LIABILITIES                    1.59     1.62     1.74     1.75     1.92     1.96    2.14     2.46     2.54
                                                        ====     ====     ====     ====     ====     ====    ====     ====     ====

NET INTEREST SPREAD                                     3.78     3.86     3.73     3.78     3.78     3.90    3.92     3.96     4.05
Contribution of noninterest bearing sources of funds     .31      .30      .30      .32      .33      .31     .34      .38      .37
                                                        ----     ----     ----     ----     ----     ----    ----     ----     ----
NET INTEREST MARGIN                                     4.09%    4.16%    4.03%    4.10%    4.11%    4.21%   4.26%    4.34%    4.42%
                                                        ====     ====     ====     ====     ====     ====    ====     ====     ====
MEMO:
Interest bearing core deposits                          1.59%    1.61%    1.68%    1.76%    1.93%    2.10%   2.31%    2.48%    2.60%
Interest bearing total deposits                         1.48     1.51     1.56     1.62     1.82     1.97    2.17     2.37     2.46
Borrowed funding and long-term debt                     1.79     1.78     1.99     1.92     2.05     1.95    2.08     2.61     2.66

                                                        SIX MONTHS ENDED
                                                             JUNE 30,
                                                        ----------------
                                                          2004    2003
                                                          ----    ----
RATES
ASSETS
Earning Assets:
  Loans(1):
     Commercial                                           3.71%   3.96%
     Commercial construction                              4.32    4.57
     Real estate - commercial                             5.74    6.22
     Real estate - residential                            6.26    6.54
     Home equity lines of credit                          4.31    4.36
     Credit card and other unsecured lines of credit      8.16    8.37
     Other consumer                                       6.53    7.37
                                                          ----    ----
       Total loans                                        5.45    5.79
  Securities available for sale, at cost:
     Taxable                                              4.85    5.42
     Tax-exempt                                           7.57    7.86
                                                          ----    ----
       Total securities available for sale                5.12    5.63
  Federal funds sold, security resale agreements, and
     other investments                                    5.01    5.52
                                                          ----    ----
  TOTAL EARNING ASSETS                                    5.43    5.78
                                                          ====    ====
LIABILITIES
  Interest bearing liabilities:
     NOW and money market accounts                         .82    1.12
     Savings accounts                                      .35     .52
     Consumer time deposits                               3.49    3.80
     Other deposits                                       1.13    1.34
     Foreign deposits                                      .96    1.42
     Federal funds borrowed                               1.14    1.58
     Security repurchase agreements                        .55     .72
     Borrowed funds                                        .78    1.32
     Long-term debt                                       2.19    2.39
                                                          ----    ----
  TOTAL INTEREST BEARING LIABILITIES                      1.60    1.94
                                                          ====    ====

NET INTEREST SPREAD                                       3.83    3.84
Contribution of noninterest bearing sources of funds       .29     .32
                                                          ----    ----
NET INTEREST MARGIN                                       4.12%   4.16%
                                                          ====    ====
MEMO:
Interest bearing core deposits                            1.60%   2.02%
Interest bearing total deposits                           1.49    1.89
Borrowed funding and long-term debt                       1.79    2.00

(1) Includes loans held for sale or securitization

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                                STOCKHOLDER DATA
                     ($ IN MILLIONS, EXCEPT PER SHARE DATA)

                                                          2004                                    2003
                                                 ----------------------    ----------------------------------------------------
                                                  2ND QTR      1ST QTR      4TH QTR       3RD QTR      2ND QTR        1ST QTR
                                                 ---------    ---------    ----------    ---------    ----------     ----------
Per common share:
  Basic net income                               $     .84    $    1.17    $      .89    $     .56    $      .96     $     1.05
  Diluted net income                                   .83         1.16           .88          .56           .94           1.05
  Trailing four quarters basic net income             3.46         3.58          3.46         3.03          3.03           2.69
  Trailing four quarters diluted net income           3.43         3.54          3.43         3.01          3.01           2.67
  Dividends declared                                   .32          .32           .32          .32          .305           .305
  Dividends paid                                       .32          .32           .32          .32          .305           .305
Dividend payout ratio(1)                             38.55%       27.59%        36.36%       57.14%        32.45%         29.05%
Dividend yield (annualized)(2)                        3.66         3.60          3.77         4.34          3.73           4.38
P/E ratio(3)                                         10.21x       10.05x         9.90x        9.79x        10.87x         10.43x

Common dividends declared                        $     199    $     194    $      195    $     196    $      186     $      187
Preferred dividends declared                             -            -             -            -             -              -

Common dividends paid                                  199          194           195          196           186            187
Preferred dividends paid                                 -            -             -            -             -              -

Shares outstanding(4):
  Average basic                                    619,098      605,917       607,624      613,574       612,120        611,522
  Average diluted                                  625,476      612,597       612,712      618,969       618,384        615,579
  Ending common                                    612,880      606,560       605,996      609,137       613,426        610,972

Common stock price:
  High                                           $   36.10    $   37.10    $    34.44    $   34.56    $    34.97     $    29.45
  Low                                                32.60        32.14         29.46        29.03         27.72          26.53
  Close                                              35.01        35.58         33.94        29.46         32.71          27.85

Book value per common share                      $   16.86    $   16.25    $    15.39    $   14.89    $    14.72     $    14.05
Tangible book value per common share                 14.43        14.33         13.47        12.96         12.80          12.18
Other comprehensive income per share                   .07          .11           .11          .08           .06            .09

Market to book value                                 207.7%       219.0%        220.5%       197.9%        222.2%         198.2%

Market capitalization of common stock            $  21,457    $  21,581    $   20,568    $  17,945    $   20,065     $   17,016

                                                                                                 SIX MONTHS ENDED
                                                                      2002                            JUNE 30,
                                                     -------------------------------------     ----------------------
                                                      4TH QTR       3RD QTR       2ND QTR        2004         2003
                                                     ---------     ---------     ---------     ---------    ---------
Per common share:
  Basic net income                                   $     .46     $     .56     $     .62     $    2.01    $    2.01
  Diluted net income                                       .46           .56           .60          1.99         1.99
  Trailing four quarters basic net income                 2.37          2.58          2.51
  Trailing four quarters diluted net income               2.35          2.55          2.48
  Dividends declared                                      .305          .305          .295           .64          .61
  Dividends paid                                          .305          .305          .295           .64          .61
Dividend payout ratio(1)                                 66.30%        54.46%        49.17%        32.16%       30.65%
Dividend yield (annualized)(2)                            4.47          4.28          3.55
P/E ratio(3)                                             11.63x        11.19x        13.41x

Common dividends declared                            $     187     $     186     $     180     $     393    $     373
Preferred dividends declared                                 -             -             -             -            -

Common dividends paid                                      187           186           180           393          373
Preferred dividends paid                                     -             -             -             -            -

Shares outstanding(4):
  Average basic                                        611,896       611,639       609,336       612,507      611,822
  Average diluted                                      615,972       617,850       616,793       619,036      616,989
  Ending common                                        611,491       612,180       610,479

Common stock price:
  High                                               $   29.82     $   33.49     $   33.75     $   37.10    $   34.97
  Low                                                    24.60         25.58         29.60         32.14        26.53
  Close                                                  27.32         28.53         33.25

Book value per common share                          $   13.35     $   13.25     $   12.99
Tangible book value per common share                     11.46         11.36         11.09
Other comprehensive income per share                       .11           .14           .15

Market to book value                                     204.6%        215.3%        256.0%

Market capitalization of common stock                $  16,706     $  17,465     $  20,298

(1) Dividend declared divided by diluted net income per common share

(2) Dividend declared (annualized) divided by quarter-end stock price

(3) Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4) In thousands

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                   2004                              2003
                                                            -------------------   ------------------------------------------
                                                            2ND QTR    1ST QTR    4TH QTR    3RD QTR    2ND QTR     1ST QTR
                                                            --------   --------   --------   --------   --------    --------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Holding company debt:
  Senior notes                                              $    476   $    499   $    295   $    297   $    304    $    295
  Subordinated debt                                            1,513      1,597      1,969      1,986      2,041       1,991
  Junior subordinated debentures owed to
   unconsolidated subsidiary trusts                              249        186        186        186          -           -
  Other                                                            1          2          2          2          2           3
                                                            --------   --------   --------   --------   --------    --------
    Total holding company debt                                 2,239      2,284      2,452      2,471      2,347       2,289
Subsidiary debt:
  Subordinated debt                                            2,012      2,117      2,080      2,101      2,168       1,785
  Senior bank notes                                           12,360     11,489     15,266     18,732     19,239      15,716
  Capital securities                                               -          -          -          -        180         180
  FHLB advances                                                3,881      3,668      3,868      4,000      4,004       4,002
                                                            --------   --------   --------   --------   --------    --------
    Total subsidiary debt                                     18,253     17,274     21,214     24,833     25,591      21,683
                                                            --------   --------   --------   --------   --------    --------
  TOTAL LONG-TERM DEBT                                      $ 20,492   $ 19,558   $ 23,666   $ 27,304   $ 27,938    $ 23,972
                                                            ========   ========   ========   ========   ========    ========
BORROWED FUNDS:
U.S. Treasury demand notes                                  $  2,986   $    569   $  5,655   $    847   $  1,550    $    352
Short-term senior bank notes                                     100          -          -          -        290         555
Commercial paper and other                                       817        812        960        626        828         829
                                                            --------   --------   --------   --------   --------    --------
  TOTAL BORROWED FUNDS                                      $  3,903   $  1,381   $  6,615   $  1,473   $  2,668    $  1,736
                                                            ========   ========   ========   ========   ========    ========
STOCKHOLDERS' EQUITY
Preferred                                                          -          -          -          -          -           -
Common                                                      $ 10,335   $  9,854   $  9,329   $  9,068   $  9,030    $  8,587
                                                            --------   --------   --------   --------   --------    --------
  TOTAL STOCKHOLDERS' EQUITY                                $ 10,335   $  9,854   $  9,329   $  9,068   $  9,030    $  8,587
                                                            ========   ========   ========   ========   ========    ========
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                               $     45   $    149   $    132   $    153   $    183    $    191
SFAS 133 unrealized loss, net                                     (3)       (81)       (67)      (103)      (149)       (135)
                                                            --------   --------   --------   --------   --------    --------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX  $     42   $     68   $     65   $     50   $     34    $     56
                                                            ========   ========   ========   ========   ========    ========
RISK-BASED CAPITAL(1)
Tier 1 capital                                              $  9,018   $  8,864   $  8,420   $  8,052   $  7,987    $  7,536
Total risk-based capital                                      13,070     12,946     12,561     12,199     12,187      11,220
Risk-weighted assets                                          99,909     94,709     95,772     99,255     98,335      96,348

Tier 1 capital ratio                                            9.03%      9.36%      8.79%      8.11%      8.12%       7.82%
Total risk-based capital ratio                                 13.08      13.67      13.12      12.29      12.39       11.65
Leverage ratio                                                  7.90       8.19       7.43       6.58       6.78        6.55

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                              9.0        2.2        4.8        5.3          -         1.4
Average price per share of repurchased common shares        $  35.06   $  34.53   $  32.53   $  30.10          -    $  27.24
Total cost                                                  $  315.9   $   75.4   $  154.7   $  160.3          -    $   37.6
Common shares remaining under authorization(2)                  41.0       50.0       27.8       32.6       37.9        37.9

SELECTED RATIOS AND OTHER
Long-term debt to equity                                      198.28%    198.47%    253.69%    301.11%    309.40%     279.16%
Long-term debt to total capitalization                         66.47      66.50      71.73      75.07      75.57       73.63
Equity to assets                                                8.84       8.85       8.19       7.50       7.32        7.31
Common equity to assets                                         8.84       8.85       8.19       7.50       7.32        7.31
Tangible equity to assets(3)                                    7.66       7.89       7.24       6.59       6.43        6.39
Tangible common equity to assets(3)                             7.66       7.89       7.24       6.59       6.43        6.39

Minority interest(4)                                        $    164   $    157   $    156   $    151   $     73    $     71

                                                                                               SIX MONTHS ENDED
                                                                         2002                       JUNE 30,
                                                            ------------------------------     -----------------
                                                            4TH QTR    3RD QTR    2ND QTR       2004      2003
                                                            --------   --------   --------     -------   -------
LONG-TERM DEBT AND BORROWED FUNDS
LONG-TERM DEBT:
Holding company debt:
  Senior notes                                                     -          -          -
  Subordinated debt                                         $  2,002   $  1,992   $  1,910
  Junior subordinated debentures owed to
   unconsolidated subsidiary trusts                                -          -          -
  Other                                                            3         13         13
                                                            --------   --------   --------
    Total holding company debt                                 2,005      2,005      1,923
Subsidiary debt:

  Subordinated debt                                            1,796      1,782      1,701
  Senior bank notes                                           14,998     13,480     11,554
  Capital securities                                             180        180        180
  FHLB advances                                                3,751      3,751      3,747
                                                            --------   --------   --------
    Total subsidiary debt                                     20,725     19,193     17,182
                                                            --------   --------   --------
  TOTAL LONG-TERM DEBT                                      $ 22,730   $ 21,198   $ 19,105
                                                            ========   ========   ========
BORROWED FUNDS:
U.S. Treasury demand notes                                  $  8,882   $  8,364   $  6,285
Short-term senior bank notes                                   1,560          -          -
Commercial paper and other                                     1,052      1,438        374
                                                            --------   --------   --------
  TOTAL BORROWED FUNDS                                      $ 11,494   $  9,802   $  6,659
                                                            ========   ========   ========
STOCKHOLDERS' EQUITY
Preferred                                                          -          -   $      1
Common                                                      $  8,161   $  8,110      7,928
                                                            --------   --------   --------
  TOTAL STOCKHOLDERS' EQUITY                                $  8,161   $  8,110   $  7,929
                                                            ========   ========   ========
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  NET OF TAX:
SFAS 115 unrealized gain, net                               $    223   $    221   $    173
SFAS 133 unrealized loss, net                                   (156)      (133)       (83)
                                                            --------   --------   --------
  TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX  $     67   $     88   $     90
                                                            ========   ========   ========
RISK-BASED CAPITAL(1)
Tier 1 capital                                              $  7,116   $  7,035   $  6,794
Total risk-based capital                                      10,850     10,749     10,500
Risk-weighted assets                                          95,416     90,939     85,956

Tier 1 capital ratio                                            7.46%      7.74%      7.90%
Total risk-based capital ratio                                 11.37      11.82      12.22
Leverage ratio                                                  6.39       7.05       7.03

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                              1.3          -          -        11.2       1.4
Average price per share of repurchased common shares        $  25.73          -          -     $ 34.95   $ 27.24
Total cost                                                  $   32.5          -          -     $ 391.3   $  37.6
Common shares remaining under authorization(2)                  14.3       15.6       15.6

SELECTED RATIOS AND OTHER
Long-term debt to equity                                      278.52%    261.37%    240.94%
Long-term debt to total capitalization                         73.58      72.33      70.67
Equity to assets                                                6.91       7.42       8.00
Common equity to assets                                         6.91       7.42       8.00
Tangible equity to assets(3)                                    6.00       6.43       6.91
Tangible common equity to assets(3)                             6.00       6.43       6.91

Minority interest(4)                                        $     70   $     68   $     65

(1) Second quarter 2004 risk-based capital is based upon preliminary data

(2) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

(3) Excludes goodwill and other intangible assets

(4) Included in other liabilities on the consolidated balance sheet

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                               NONINTEREST INCOME
                                ($ IN MILLIONS)

                                                                         2004                             2003
                                                                  ------------------    ------------------------------------------
                                                                  2ND QTR    1ST QTR    4TH QTR    3RD QTR     2ND QTR     1ST QTR
                                                                  -------    -------    -------    -------     -------     -------
Mortgage banking revenue                                          $   194    $   579    $   451    ($   27)    $   427     $   631
Deposit service charges                                               162        147        146        145         142         135
Payment processing revenue                                            132        122        135        125         113         105
Trust and investment management fees                                   79         76         72         72          78          69
Card-related fees                                                      38         37         42         42          44          41
Other service fees                                                     29         23         24         28          26          28
Brokerage revenue                                                      34         32         31         33          34          24
Ineffective hedge and other derivative gains, net(1)                   35          8         25        (11)         79           7
Principal investment gains (losses), net                               17         23          -         17         (16)          6
Student loan sale gains                                                15          -          -          1           6           -
Gain on sale of Corporate Trust Bond Administration                    65          -          -          -           -           -
Initial gain from the securitization of automobile receivables          -          9          -          -           -           -
Consideration from the sale of NAMCO preferred shares                   -          -          -          -           -           -
All other                                                              61         62         55         59          48          57
                                                                  -------    -------    -------    -------     -------     -------
  TOTAL FEES AND OTHER INCOME                                         861      1,118        981        484         981       1,103
Bank stock fund                                                         -          -          7          1          32           -
Other securities                                                        5          -          3          4           -           -
                                                                  -------    -------    -------    -------     -------     -------
  TOTAL SECURITIES GAINS (LOSSES), NET                                  5          -         10          5          32           -
                                                                  -------    -------    -------    -------     -------     -------
    TOTAL NONINTEREST INCOME                                      $   866    $ 1,118    $   991    $   489     $ 1,013     $ 1,103
                                                                  =======    =======    =======    =======     =======     =======

                                                                                                       SIX MONTHS ENDED
                                                                               2002                        JUNE 30,
                                                                  -------------------------------     ------------------
                                                                  4TH QTR     3RD QTR     2ND QTR      2004       2003
                                                                  -------     -------     -------     -------    -------
Mortgage banking revenue                                          $    45     $   133     $   217     $   773    $ 1,058
Deposit service charges                                               137         132         126         309        277
Payment processing revenue                                            116         114         112         254        218
Trust and investment management fees                                   70          74          85         155        147
Card-related fees                                                      46          47          32          75         85
Other service fees                                                     26          24          30          52         54
Brokerage revenue                                                      26          25          31          66         58
Ineffective hedge and other derivative gains, net(1)                   12          (1)          2          43         86
Principal investment gains (losses), net                               (2)        (17)         (2)         40        (10)
Student loan sale gains                                                 -           1          10          15          6
Gain on sale of Corporate Trust Bond Administration                     -           -           -          65          -
Initial gain from the securitization of automobile receivables          -           -           -           9          -
Consideration from the sale of NAMCO preferred shares                   -           -           5           -          -
All other                                                              52          44          51         123        105
                                                                  -------     -------     -------     -------    -------
  TOTAL FEES AND OTHER INCOME                                         528         576         699       1,979      2,084
Bank stock fund                                                       (16)          -          42           -         32
Other securities                                                       (1)          -           2           5          -
                                                                  -------     -------     -------     -------    -------
  TOTAL SECURITIES GAINS (LOSSES), NET                                (17)          -          44           5         32
                                                                  -------     -------     -------     -------    -------
    TOTAL NONINTEREST INCOME                                      $   511     $   576     $   743     $ 1,984    $ 2,116
                                                                  =======     =======     =======     =======    =======

(1) Ineffective hedge and other derivative gains and losses related to mortgage banking activities are included in mortgage banking revenue

                              NONINTEREST EXPENSE
                                ($ in millions)

                                                                 2004                               2003
                                                          -------------------    ------------------------------------------
                                                          2ND QTR     1ST QTR    4TH QTR     3RD QTR     2ND QTR    1ST QTR
                                                          -------     -------    -------     -------     -------    -------
Salaries, benefits, and other personnel                   $   594     $   549    $   541     $   571     $   542    $   561
Equipment                                                      72          69         75          59          62         65
Net occupancy                                                  59          60         61          58          56         58
Third-party services                                           73          68         88          71          71         65
Card processing                                                60          58         60          54          52         52
Telecommunications                                             23          19         22          22          19         21
Marketing and public relations                                 30          22         30          22          67         17
Postage                                                        20          20         19          22          18         20
Travel and entertainment                                       19          16         19          15          14         13
Supplies                                                       15          14         16          15          15         13
State and local taxes                                          13          15         16          16          14         16
Goodwill and other intangible asset amortization                7           6          6           6           6          5
FDIC assessments                                                3           2          3           2           3          2
OREO expense, net                                               2           2          5           4           6          3
Automobile lease residual value write-downs (recovery)         (1)          -         (2)         (9)          -         25
Commercial lease residual value write-downs (recovery)          -           -          -           -           -         16
Money market fund recapitalization                              8           -          -           -           -          -
Building lease termination penalty                              -           -          -           -           9          -
Impairment, fraud, and other losses, net                       17          10         24          14          16          9
Loss on commercial paper conduit consolidation                  -           -          -           -           -          -
All other                                                      61          56         62          66          56         48
                                                          -------     -------    -------     -------     -------    -------
 TOTAL NONINTEREST EXPENSE                                $ 1,075     $   986    $ 1,045     $ 1,008     $ 1,026    $ 1,009
                                                          =======     =======    =======     =======     =======    =======

                                                                                             SIX MONTHS ENDED
                                                                      2002                       JUNE 30,
                                                          ------------------------------    -------------------
                                                          4TH QTR    3RD QTR     2ND QTR     2004        2003
                                                          -------    -------     -------    -------     -------
Salaries, benefits, and other personnel                   $   527    $   449     $   445    $ 1,143     $ 1,103
Equipment                                                      65         57          61        141         127
Net occupancy                                                  59         56          55        119         114
Third-party services                                           71         55          60        141         136
Card processing                                                54         51          52        118         104
Telecommunications                                             22         21          22         42          40
Marketing and public relations                                 19         26          75         52          84
Postage                                                        19         19          17         40          38
Travel and entertainment                                       18         14          15         35          27
Supplies                                                       15         13          13         29          28
State and local taxes                                          15         15          14         28          30
Goodwill and other intangible asset amortization                6          5           5         13          11
FDIC assessments                                                4          2           2          5           5
OREO expense, net                                               8          5           6          4           9
Automobile lease residual value write-downs (recovery)          -          -          38         (1)         25
Commercial lease residual value write-downs (recovery)          5         (1)          5          -          16
Money market fund recapitalization                              -          -           -          8           -
Building lease termination penalty                              -          -           -          -           9
Impairment, fraud, and other losses, net                       40         23          53         27          25
Loss on commercial paper conduit consolidation                  -         16           -          -           -
All other                                                      64         44          36        117         104
                                                          -------    -------     -------    -------     -------
 TOTAL NONINTEREST EXPENSE                                $ 1,011    $   870     $   974    $ 2,061     $ 2,035
                                                          =======    =======     =======    =======     =======

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
                                ($ IN MILLIONS)

                                                                 2004                                2003
                                                          -------------------    -------------------------------------------
                                                          2ND QTR    1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                          -------    -------     -------     -------     -------     -------
Salaries and wages                                        $   318    $   313     $   313     $   310     $   303     $   299
Incentive compensation                                        210        157         167         264         241         171
Deferred personnel costs                                     (104)       (81)       (101)       (145)       (155)       (110)
Stock-based compensation                                       12         12          10          10           6           4
Payroll taxes                                                  36         44          28          33          37          43
Contract labor                                                 32         19          38          29          23          20
Medical and other benefits                                     48         46          45          42          49          44
Defined contribution plans                                     17         22          13          14          17          23
Defined benefit pension plan                                    3          2          (4)         (4)         (4)         (4)
Market valuation adjustments on deferred
 compensation liabilities                                       7          3          19           3          18          (1)
Severance and other                                            15         12          13          15           7          72
                                                          -------    -------     -------     -------     -------     -------
TOTAL SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE     $   594    $   549     $   541     $   571     $   542     $   561
                                                          =======    =======     =======     =======     =======     =======

                                                                                              SIX MONTHS ENDED
                                                                       2002                        JUNE 30,
                                                          ------------------------------     -------------------
                                                          4TH QTR    3RD QTR     2ND QTR      2004        2003
                                                          -------    -------     -------     -------     -------
Salaries and wages                                        $   301    $   294     $   290     $   631     $   602
Incentive compensation                                        230        164         130         367         412
Deferred personnel costs                                     (125)       (98)        (66)       (185)       (265)
Stock-based compensation                                        4          3           2          24          10
Payroll taxes                                                  29         28          30          80          80
Contract labor                                                 26         16          14          51          43
Medical and other benefits                                     36         40          40          94          93
Defined contribution plans                                     15         14          13          39          40
Defined benefit pension plan                                  (12)       (15)        (15)          5          (8)
Market valuation adjustments on deferred
 compensation liabilities                                       6        (15)         (5)         10          17
Severance and other                                            17         18          12          27          79
                                                          -------    -------     -------     -------     -------
TOTAL SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE     $   527    $   449     $   445     $ 1,143     $ 1,103
                                                          =======    =======     =======     =======     =======

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                        2004                       2003                            2002
                                                  ----------------   ---------------------------------    -------------------------
                                                  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR   4TH QTR  3RD QTR   2ND QTR
                                                  -------  -------  -------  -------  -------  -------   -------  -------   -------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services   12,334   11,996   12,093   11,794   11,450   11,472    11,665   11,626    11,790
  Wholesale Banking                                 1,670    1,582    1,562    1,574    1,583    1,739     1,785    1,793     1,826
  National City Mortgage Co.(2)                     7,800    7,678    7,852    8,191    8,079    7,492     7,156    6,623     6,375
  National Consumer Finance(2)
     First Franklin Financial Corporation           2,241    2,012    1,943    1,721    1,475    1,399     1,291    1,166     1,085
     National City Home Loan Services                 341      332      361      356      347      365       372      366       376
     National Home Equity                             391      312      311      283      253      230       225      204       186
                                                   ------   ------   ------   ------   ------   ------    ------   ------    ------
  Total National Consumer Finance                   2,973    2,656    2,615    2,360    2,075    1,994     1,888    1,736     1,647
  Asset Management                                  1,511    1,483    1,510    1,505    1,522    1,642     1,733    1,728     1,771
  National Processing                               1,655    1,671    1,693    1,705    1,689    1,761     1,791    1,795     1,859

CORPORATE SUPPORT STAFF(3)                          6,119    5,970    6,006    6,059    6,016    6,533     6,713    6,798     6,890
                                                   ------   ------   ------   ------   ------   ------    ------   ------    ------
  TOTAL EMPLOYEES                                  34,062   33,036   33,331   33,188   32,414   32,633    32,731   32,099    32,158
                                                   ======   ======   ======   ======   ======   ======    ======   ======    ======

(1) Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business. See page 28 of the Line of Business Results section for further details of this reporting change

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                           CREDIT QUALITY STATISTICS
                                ($ IN MILLIONS)

                                                             2004                                  2003
                                                     --------------------      --------------------------------------------
                                                     2ND QTR      1ST QTR      4TH QTR      3RD QTR     2ND QTR     1ST QTR
                                                     -------      -------      -------      -------     -------     -------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                        $ 1,126      $ 1,125      $ 1,130      $ 1,147     $ 1,128     $ 1,099
Provision                                                 60           83          148          107         183         200
Allowance related to loans acquired, sold, or
  securitized                                             21            -           (2)           -           -           -
Charge-offs:
  Commercial                                              17           30           81           43         100         104
  Commercial construction                                  -            -            1            1           1           -
  Real estate - commercial                                 7            2           13           10           5           3
  Real estate - residential                               34           28           32           48          31          41
  Home equity lines of credit                              7            6            6            6           6           6
  Credit card and other unsecured lines of credit         27           31           27           24          25          22
  Other consumer                                          25           27           29           27          30          35
                                                     -------      -------      -------      -------     -------     -------
Total charge-offs                                        117          124          189          159         198         211
                                                     -------      -------      -------      -------     -------     -------
Recoveries:
  Commercial                                              23           14           13            9          11          11
  Commercial construction                                  -            -            -            -           -           -
  Real estate - commercial                                 4            3            3            1           -           1
  Real estate - residential                               14           10           10           11           6          10
  Home equity lines of credit                              3            2            2            2           1           2
  Credit card and other unsecured lines of credit          2            2            2            2           2           2
  Other consumer                                           9           11            8           10          14          14
                                                     -------      -------      -------      -------     -------     -------
Total recoveries                                          55           42           38           35          34          40
                                                     -------      -------      -------      -------     -------     -------
Net charge-offs                                           62           82          151          124         164         171
                                                     -------      -------      -------      -------     -------     -------
Ending loan loss allowance                           $ 1,145      $ 1,126      $ 1,125      $ 1,130     $ 1,147     $ 1,128
                                                     =======      =======      =======      =======     =======     =======
MEMO:
Net charge-offs on:
  Securitized credit cards                           $    21      $    17      $    19      $    20     $    21     $    15
  Managed credit cards                                    39           38           37           35          36          28
  Securitized automobile loans                             3            2            2            2           2           3
  Managed automobile loans(1)                             10           12           12           11          10          13

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
Commercial                                              (.11)%        .34%        1.37%         .63%       1.63%       1.67%
Commercial construction                                 (.07)        (.01)         .13          .12         .18         .02
Real estate - commercial                                 .16         (.06)         .41          .36         .22         .10
Real estate - residential                                .29          .28          .33          .61         .45         .59
Home equity lines of credit                              .13          .14          .15          .19         .19         .20
Credit card and other unused lines of credit            4.66         5.08         4.29         4.13        4.46        3.92
Other consumer                                           .80          .91         1.04          .83         .80        1.09
                                                     -------      -------      -------      -------     -------     -------
  TOTAL NET CHARGE-OFFS                                  .30%         .42%         .76%         .64%        .88%        .95%
                                                     =======      =======      =======      =======     =======     =======
MEMO:
Securitized credit cards                                5.69%        4.77%        5.20%        5.35%       5.76%       4.29%
Managed credit cards                                    6.38%        6.00%        5.82%        5.58%       6.11%       4.71%
Securitized automobile loans                             .90%         .83%        1.67%        1.41%       1.32%       1.39%
Managed automobile loans(1)                              .96%        1.14%        1.09%         .98%        .89%       1.23%

                                                                                            SIX MONTHS ENDED
                                                                   2002                         JUNE 30,
                                                     --------------------------------     --------------------
                                                     4TH QTR      3RD QTR     2ND QTR      2004         2003
                                                     -------      -------     -------     -------      -------
LOAN LOSS ALLOWANCE
Beginning loan loss allowance                        $ 1,080      $ 1,030     $ 1,000     $ 1,125      $ 1,099
Provision                                                159          169         165         143          383
Allowance related to loans acquired, sold, or
  securitized                                             -             1           -          21            -
Charge-offs:
  Commercial                                              74           66          72          47          204
  Commercial construction                                  -            1           -           -            1
  Real estate - commercial                                 5            6           8           9            8
  Real estate - residential                               26           16          20          62           72
  Home equity lines of credit                              7            4           5          13           12
  Credit card and other unsecured lines of credit         21           21          19          58           47
  Other consumer                                          41           37          38          52           65
                                                     -------      -------     -------     -------      -------
Total charge-offs                                        174          151         162         241          409
                                                     -------      -------     -------     -------      -------
Recoveries:
  Commercial                                              12            9           4          37           22
  Commercial construction                                  -            -           -           -            -
  Real estate - commercial                                 1            2           1           7            1
  Real estate - residential                                5            1           1          24           16
  Home equity lines of credit                              2            1           1           5            3
  Credit card and other unsecured lines of credit          2            1           2           4            4
  Other consumer                                          12           17          18          20           28
                                                     -------      -------     -------     -------      -------
Total recoveries                                          34           31          27          97           74
                                                     -------      -------     -------     -------      -------
Net charge-offs                                          140          120         135         144          335
                                                     -------      -------     -------     -------      -------
Ending loan loss allowance                           $ 1,099      $ 1,080     $ 1,030     $ 1,145      $ 1,147
                                                     =======      =======     =======     =======      =======
MEMO:
Net charge-offs on:
  Securitized credit cards                           $    19      $    18     $    18     $    38      $    36
  Managed credit cards                                    33           30          29          77           64
  Securitized automobile loans                             3            2           1           5            5
  Managed automobile loans(1)                             13            9           8          22           23

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (ANNUALIZED)
Commercial                                              1.05%         .98%       1.13%        .11%        1.65%
Commercial construction                                 (.11)         .20         .06        (.04)         .10
Real estate - commercial                                 .16          .18         .37         .05          .16
Real estate - residential                                .49          .40         .49         .28          .52
Home equity lines of credit                              .27          .21         .21         .13          .20
Credit card and other unused lines of credit            4.04         3.65        3.87        4.87         4.19
Other consumer                                          1.02          .72         .74         .85          .94
                                                     -------      -------     -------     -------      -------
  TOTAL NET CHARGE-OFFS                                  .78%         .69%        .80%        .36%         .91%
                                                     =======      =======     =======     =======      =======
MEMO:
Securitized credit cards                                5.32%        5.00%       5.07%       5.23%        5.03%
Managed credit cards                                    5.69%        5.12%       5.30%       6.19%        5.42%
Securitized automobile loans                            1.17%         .66%        .27%        .86%        1.35%
Managed automobile loans(1)                             1.18%         .81%        .74%       1.05%        1.06%

(1) Represents managed portfolio of indirect prime automobile loans

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                         2004                        2003                           2002
                                                  ------------------  ---------------------------------- -------------------------
                                                    2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR
                                                  ------------------  ---------------------------------- --------------------------
NONPERFORMING ASSETS

Commercial                                        $   164    $   200  $   257  $   341  $   402  $   379  $   408  $   437  $   415
Commercial construction                                 2          4        7        9        8        6        6        6        6
Real estate - commercial                               89         68       67       65       75       78       60       78       57
Real estate - residential:
  National City Mortgage                               92        124      103      102       97      110       91       79       73
  First Franklin                                       55         55       51       49       47       44       44       46       47
  Altegra/Loan Zone                                    12         41       50       60       66       69       76       80       82
  Other                                                25         13       15        3       12       10       17       21       24
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
     Total real estate - residential                  184        233      219      214      222      233      228      226      226
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
Total nonperforming portfolio loans                   439        505      550      629      707      696      702      747      704
Other real estate owned (OREO):
  Commercial                                            4          2        2        4        5        3        3        4        4
  Real estate - residential:
     National City Mortgage                            35         31       43       44       38       43       40       36       34
     First Franklin                                    38         39       33       34       31       34       34       30       24
     Altegra/Loan Zone                                 15         20       21       28       30       36       38       35       27
     Other                                              3          -        -        -        -        -        -        -        -
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
       Total real estate - residential                 91         90       97      106       99      113      112      101       85
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
Total OREO                                             95         92       99      110      104      116      115      105       89

Mortgage loans held for sale and other                 10          9        8       17        7       10        -        -        -
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
    TOTAL NONPERFORMING ASSETS                    $   544  $     606  $   657  $   756  $   818  $   822  $   817  $   852  $   793
                                                  =======  =========  =======  =======  =======  =======  =======  =======  =======
PERCENTAGE OF NONPERFORMING ASSETS
   BY CATEGORY

Commercial                                             30%        34%      40%      45%      49%      46%      50%      51%      53%
Commercial construction                                 -          1        1        1        1        1        1        1        1
Real estate - commercial                               16         11       10        9        9        9        7        9        7
Real estate - residential:
  National City Mortgage                               17         20       15       14       13       14       12       11       10
  First Franklin                                       10          9        8        6        5        5        5        5        6
  Altegra/Loan Zone                                     2          7        8        8        8        8        9        9       10
  Other                                                 5          2        2        -        1        1        2        2        2
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
     Total real estate - residential                   34         38       33       28       27       28       28       27       28
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
Total nonperforming portfolio loans                    80         84       84       83       86       84       86       88       89
Other real estate owned (OREO):
  Commercial                                            1          -        -        1        1        -        -        -        1
  Real estate - residential:
     National City Mortgage                             6          5        7        6        4        6        5        4        4
     First Franklin                                     7          7        5        4        4        4        4        4        3
     Altegra/Loan Zone                                  3          3        3        4        4        4        5        4        3
     Other                                              1          -        -        -        -        -        -        -        -
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
       Total real estate - residential                 17         15       15       14       12       14       14       12       10
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
Total OREO                                             18         15       15       15       13       14       14       12       11

Mortgage loans held for sale and other                  2          1        1        2        1        2        -        -        -
                                                  -------  ---------  -------  -------  -------  -------  -------  -------  -------
  TOTAL NONPERFORMING ASSETS                          100%       100%     100%     100%     100%     100%     100%     100%     100%
                                                  =======  =========  =======  =======  =======  =======  =======  =======  =======
DISTRESSED LOAN SALES

Distressed loans classified as
nonperforming at the end of the
previous quarter                                  $       1  $    11  $    27  $    28  $    40  $    32
Other                                                     -       15       12       16       25       24
                                                  ---------  -------  -------  -------  -------  -------
  TOTAL DISTRESSED LOANS SOLD                     $       1  $    26  $    39  $    44  $    65  $    56
                                                  =========  =======  =======  =======  =======  =======
RATIOS

Nonperforming assets to period-end
 portfolio loans and other nonperforming
 assets                                                 .64%     .76%     .83%     .97%    1.08%    1.10%    1.13%    1.20%    1.15%
Nonperforming assets to period-end total
 assets                                                 .47      .54      .58      .62      .66      .70      .69      .78      .80
Loan loss allowance to nonperforming
 portfolio loans                                     260.76   223.24   204.76   179.61   162.09   162.01   156.42   144.44   146.42
Loan loss allowance to period-end
 portfolio loans                                       1.35     1.41     1.42     1.45     1.51     1.51     1.52     1.52     1.50
Loan loss allowance (period-end) to
 annualized net charge-offs                          453.74   340.58   189.04   228.68   174.07   163.10   198.04   227.03   190.26

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                     CREDIT QUALITY STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                       2004                         2003                            2002
                                                  ------------------  ----------------------------------  -------------------------
                                                    2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR  1ST QTR  4TH QTR  3RD QTR  2ND QTR
                                                  ------------------  ----------------------------------  -------------------------
LOANS 90+ DAYS PAST DUE
  ACCRUING INTEREST

Commercial                                        $      39  $    26  $    20  $    38  $    35  $    42  $    41  $    75  $    57
Commercial construction                                   3       10        3       10       14        5        1        2        7
Real estate - commercial                                 51       35       32       22       26       18       26       17       30
Real estate - residential:
  National City Mortgage and other                      121      131      140      121      125      136      135      127      123
  First Franklin                                        252      235      225      210      190      189      184      170      151
  Altegra/Loan Zone                                      10       50       63       84      115      121      131      141      136
  National Home Equity                                    -        -        -        1        1        1        -        -        -

                                                  ---------  -------  -------  -------  -------  -------  -------  -------  -------
     Total real estate - residential                    383      416      428      416      431      447      450      438      410
                                                  ---------  -------  -------  -------  -------  -------  -------  -------  -------

Home equity lines of credit                              13       14       15       15       15       14       16       15       15
Credit card and other unsecured lines
  of credit                                              16       17       18       15       14       16        8        7        7
Other consumer                                           10       10       12       11       19       12       19       18       18
Mortgage loans held for sale and other                   35       36       37       71       39       57       14        5        5
                                                  ---------  -------  -------  -------  -------  -------  -------  -------  -------
  TOTAL LOANS 90+ DAYS PAST DUE                   $     550  $   564  $   565  $   598  $   593  $   611  $   575  $   577  $   549
                                                  =========  =======  =======  =======  =======  =======  =======  =======  =======

              TEN LARGEST NONPERFORMING LOANS AS OF JUNE 30, 2004
                                ($ IN MILLIONS)

                                                                                          Amount           As a Percentage of Total
  Major Industry(1)            Sub-Industry                          Portfolio          Outstanding          Nonperforming Assets
  -----------------   ----------------------------------     -----------------------   ------------       --------------------------

Energy and utilities           Convenience Stores                     Commercial        $      18                       3.3%
Real estate               Non-Residential Real Estate         Commercial Real Estate           10                       1.8%
Real estate                 Electrical Contracting                    Commercial                9(2)                    1.6%
Technology                          Telecomm                          Commercial                8(2)                    1.5%
Consumer noncyclical               Healthcare                   Commercial/Real Estate          8                       1.5%
Financial                           Finance                           Commercial                8                       1.5%
Industrial                    Electrical Products                     Commercial                7                       1.3%
Basic materials                  Metal Treating                       Commercial                6                       1.1%
Real estate               Non-Residential Real Estate           Commercial Real Estate          6                       1.1%
Real estate                 Construction Contracting                  Commercial                6                       1.1%
                                                                                        ---------                       ---
                                                                                        $      86                       5.8%
Total nonperforming
assets                                                                                  $     544                     100.0%

Nonperforming assets
as a percentage of
period-end portfolio
loans and other
nonperforming assets                                                                                                    .64%

(1) Based on Standard Industrial Classification System codes

(2) Loan represents a participation in a shared national credit

           COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF JUNE 30, 2004
                                ($ IN MILLIONS)

                                                    Average Loan   Largest Loan
                                 Percent to           Balance      to a Single
Major Industry(1)      Balance     Total            Per Obligor       Obligor
-----------------      -------     -----            -----------       -------

Real estate            $ 9,974        30%           $      .9      $       58
Consumer cyclical        5,172        16%                  .9              93
Consumer noncyclical     3,811        11%                  .4              38
Industrial               3,297        10%                  .9              30
Basic materials          2,536         8%                 1.3              33
Financial                1,717         5%                 1.3              45
Services                 1,231         4%                  .4              63
Energy and utilities       512         1%                  .9              20
Technology                 266         1%                 2.3              24
Miscellaneous            1,971         6%                  .2              19
Other(2)                 1,182         4%
                       -------   -------
                        31,669        96%
Commercial leasing
- all industries         1,369         4%
Total commercial,
commercial real
estate and commercial
construction           $33,038       100%
                       =======   =======

(1)  Based on Standard Industrial Classification System codes

(2) Represents commercial loans acquired in the Allegiant acquisition as these loans do not have Standard Industrial Classification System codes assigned to them

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                  2004                                2003
                                          --------------------    --------------------------------------------
                                          2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                          --------------------    --------------------------------------------
Average Total Deposits (1)                $ 48,535    $ 46,419    $ 46,443    $ 46,003    $ 45,526    $ 44,472

PERIOD-END DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking            1,661       1,651       1,645       1,641       1,604       1,574
     Interest bearing checking(2)              750         720         713         709         696         682
     Money market savings                      496         457         456         457         449         438
     Regular savings                           806         824         824         841         854         871
                                          --------    --------    --------    --------    --------    --------
       TOTAL PERSONAL DEPOSIT ACCOUNTS       3,713       3,652       3,638       3,648       3,603       3,565
                                          ========    ========    ========    ========    ========    ========

Average account size:
     Noninterest bearing checking         $  2,001    $  1,956    $  1,916    $  1,833    $  1,938    $  1,986
     Interest bearing checking(2)           10,548      11,095      11,128      10,796      10,661      10,362
     Money market savings                   28,869      30,743      30,369      30,298      30,044      29,835
     Regular savings                         2,822       2,607       2,519       2,498       2,530       2,504
                                          --------    --------    --------    --------    --------    --------
       TOTAL AVERAGE ACCOUNT SIZE         $  7,493    $  7,505    $  7,422    $  7,292    $  7,261    $  7,133
                                          ========    ========    ========    ========    ========    ========
BUSINESS DEPOSITS:

Number of accounts (in thousands)(2)           336         320         315         308         297         286
Average account size(2)                   $ 19,775    $ 19,587    $ 19,006    $ 19,269    $ 19,211    $ 18,413

TIME DEPOSITS:

Number of accounts (in thousands)              805         782         801         818         851         882
Average account size                      $ 16,451    $ 15,900    $ 15,816    $ 15,622    $ 15,521    $ 15,560

CONSUMER LOAN PRODUCTION METRICS
(# OF LOANS)(3)

Installment loan originations:

  Home equity(4)(6)                          7,348       5,705       7,318      16,532      12,497       7,520
  Other(5)                                   5,060       4,238       4,576       6,199       5,536       4,697
Home equity(6) and other lines of
credit                                      22,598      15,289      17,340      23,946      26,974      19,406
                                          --------    --------    --------    --------    --------    --------
     TOTAL CONSUMER LOAN ORIGINATIONS       35,006      25,232      29,234      46,677      45,007      31,623
                                          ========    ========    ========    ========    ========    ========

BANK BRANCHES

Traditional                                  1,100       1,065       1,067       1,071       1,070       1,076
In-store                                        42          42          47          51          53          63
                                          --------    --------    --------    --------    --------    --------
    TOTAL BANK BRANCHES                      1,142       1,107       1,114       1,122       1,123       1,139
                                          ========    ========    ========    ========    ========    ========
ATMS                                         1,642       1,565       1,574       1,580       1,583       1,607

ONLINE BANKING CUSTOMERS                   900,074     850,784     793,910     740,976     664,283     599,411

SELECTED AVERAGE PORTFOLIO LOAN
BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial
(commercial)                              $  1,136    $  1,082    $    987    $    954    $  1,042    $  1,009
  Automobile leases (other consumer)            83         127         177         270         379         518
  Installment loans (other consumer):
    Installment loans                        5,435       5,656       6,339       6,307       6,034       5,828
    Securitized automobile loans(7)          1,196       1,012         530         610         698         791
                                          --------    --------    --------    --------    --------    --------
  Total managed installment loans            6,631       6,668       6,869       6,917       6,732       6,619
                                          --------    --------    --------    --------    --------    --------
     TOTAL DEALER FINANCE                 $  7,850    $  7,877    $  8,033    $  8,141    $  8,153    $  8,146
                                          ========    ========    ========    ========    ========    ========

EDUCATION FINANCE

  Student loans (other consumer)          $    820    $  1,092    $    716    $    471    $    600    $    750
  Commercial loan (commercial)                   -           -         417         298         352         749
                                          --------    --------    --------    --------    --------    --------
     TOTAL EDUCATION FINANCE              $    820    $  1,092    $  1,133    $    769    $    952    $  1,499
                                          ========    ========    ========    ========    ========    ========

NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                            $    986    $  1,054    $  1,044    $  1,003    $    939    $    915
  Securitized credit cards (7)               1,450       1,450       1,450       1,450       1,450       1,450
                                          --------    --------    --------    --------    --------    --------
     TOTAL MANAGED NCCS CREDIT CARDS      $  2,436    $  2,504    $  2,494    $  2,453    $  2,389    $  2,365
                                          ========    ========    ========    ========    ========    ========

                                                                                  SIX MONTHS ENDED
                                                         2002                          JUNE 30,
                                            --------------------------------    --------------------
                                            4TH QTR     3RD QTR     2ND QTR       2004        2003
                                            --------------------------------    --------------------
Average Total Deposits (1)                  $ 44,007    $ 43,088    $ 42,733    $ 47,477    $ 45,002

PERIOD-END DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:

Number of accounts (in thousands):
     Noninterest bearing checking              1,562       1,568       1,534
     Interest bearing checking(2)                665         658         639
     Money market savings                        425         418         410
     Regular savings                             888         930         947
                                            --------    --------    --------
       TOTAL PERSONAL DEPOSIT ACCOUNTS         3,540       3,574       3,530
                                            ========    ========    ========

Average account size:

     Noninterest bearing checking           $  1,869    $  1,871    $  1,994
     Interest bearing checking(2)              9,904       9,356       8,684
     Money market savings                     29,385      27,220      27,468
     Regular savings                           2,416       2,351       2,432
                                            --------    --------    --------
       TOTAL AVERAGE ACCOUNT SIZE           $  6,816    $  6,335    $  6,279
                                            ========    ========    ========

BUSINESS DEPOSITS:

Number of accounts (in thousands)(2)             273         266         264
Average account size(2)                     $ 19,061    $ 19,326    $ 18,966

TIME DEPOSITS:

Number of accounts (in thousands)                909         936         965
Average account size                        $ 15,656    $ 15,521    $ 15,446

CONSUMER LOAN PRODUCTION METRICS
(# OF LOANS)(3)

Installment loan originations:

  Home equity(4)(6)                           10,664       5,577       6,259
  Other(5)                                     5,446       6,723       6,631
Home equity(6) and other lines of
credit                                        23,310      23,154      28,578
                                            --------    --------    --------
     TOTAL CONSUMER LOAN ORIGINATIONS         39,420      35,454      41,468
                                            ========    ========    ========

BANK BRANCHES

Traditional                                    1,075       1,075       1,075
In-store                                          68          70          73
                                            --------    --------    --------
    TOTAL BANK BRANCHES                        1,143       1,145       1,148
                                            ========    ========    ========

ATMS                                           1,610       1,615       1,633

ONLINE BANKING CUSTOMERS                     533,780     477,176     401,414

SELECTED AVERAGE PORTFOLIO LOAN
BALANCES:(1)

DEALER FINANCE

  Floorplan and other commercial
(commercial)                                $    939    $    852    $    890    $  1,109    $  1,026
  Automobile leases (other consumer)             629         791         975         105         448
  Installment loans (other consumer):
    Installment loans                          5,844       5,645       5,447       5,568       5,932
    Securitized automobile loans(7)              877         969       1,060       1,104         744
                                            --------    --------    --------    --------    --------
  Total managed installment loans              6,721       6,614       6,507       6,672       6,676
                                            --------    --------    --------    --------    --------
     TOTAL DEALER FINANCE                   $  8,289    $  8,257    $  8,372    $  7,886    $  8,150
                                            ========    ========    ========    ========    ========

EDUCATION FINANCE

  Student loans (other consumer)            $    474    $    377    $    746    $    956    $    674
  Commercial loan (commercial)                   416          41           8           -         549
                                            --------    --------    --------    --------    --------
     TOTAL EDUCATION FINANCE                $    890    $    418    $    754    $    956    $  1,223
                                            ========    ========    ========    ========    ========

NATIONAL CITY CARD SERVICES (NCCS)

  Credit cards                              $    863    $    832    $    754    $  1,020    $    927
  Securitized credit cards (7)                 1,450       1,450       1,450       1,450       1,450
                                            --------    --------    --------    --------    --------
     TOTAL MANAGED NCCS CREDIT CARDS        $  2,313    $  2,282    $  2,204    $  2,470    $  2,377
                                            ========    ========    ========    ========    ========

(1) In millions

(2) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004.

(3) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(4) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(5) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans.

(6) See additional home equity portfolio statistics on page 26.

(7) Securitized credit cards and automobile loans are managed by these C&SBFS business units. See page 8 for further information on these securitized balances.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                                            2004                                 2003
                                                  -----------------------    ------------------------------------------------------
                                                   2ND QTR       1ST QTR      4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                  -----------------------    ------------------------------------------------------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                 $  59,730     $  59,708    $  58,609      $  58,690      $  55,179      $  57,571
     Acquisition                                        645             -            -              -              -              -
     Estimated change due to market impact              258         1,034        2,914            493          3,376           (188)
     Other activity, net                             (1,757)       (1,012)      (1,815)          (574)           135         (2,204)
                                                  ---------     ---------    ---------      ---------      ---------      ---------
     Value at end of period                          58,876        59,730       59,708         58,609         58,690         55,179
                                                  ---------     ---------    ---------      ---------      ---------      ---------
  Non-managed assets:
     Value at beginning of period                    52,219        52,139       48,317         48,987         45,929         73,752
     Estimated change due to market impact               82           531        3,326           (246)         3,776         (1,814)
     Acquisition                                         54             -            -              -              -              -
     Divestiture(1)                                 (10,805)            -            -              -              -              -
     Other activity, net                               (454)         (451)         496           (424)          (718)       (26,009)
                                                  ---------     ---------    ---------      ---------      ---------      ---------
     Value at end of period                          41,096        52,219       52,139         48,317         48,987         45,929
                                                  ---------     ---------    ---------      ---------      ---------      ---------
     TOTAL ASSETS AT END OF PERIOD                $  99,972     $ 111,949    $ 111,847      $ 106,926      $ 107,677      $ 101,108
                                                  =========     =========    =========      =========      =========      =========
PROPRIETARY MUTUAL FUND ASSETS (included above)   $  14,131     $  14,361    $  15,335      $  14,850      $  15,831      $  15,186

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                       $  12,077     $  14,598    $  15,729      $  15,871      $  15,760      $  15,144
     Equity                                          56,098        56,166       55,319         49,966         50,647         45,364
     Fixed income                                    31,797        41,185       40,799         41,089         41,270         40,600
                                                  ---------     ---------    ---------      ---------      ---------      ---------
        TOTAL                                     $  99,972     $ 111,949    $ 111,847      $ 106,926      $ 107,677      $ 101,108
                                                  =========     =========    =========      =========      =========      =========
  Type of business:
     Investment management and personal trust     $  52,294     $  53,385    $  50,475      $  47,991      $  48,866      $  46,246
     Corporate trust                                  6,833        17,316       18,788         19,333         18,006         17,312
     Retirement plan services                        18,243        18,215       18,418         16,703         17,514         15,826
     Charitable and endowment                        11,068        11,203       12,244         11,710         11,864         11,030
     Other                                           11,534        11,830       11,922         11,189         11,427         10,694
                                                  ---------     ---------    ---------      ---------      ---------      ---------
         TOTAL                                    $  99,972     $ 111,949    $ 111,847      $ 106,926      $ 107,677      $ 101,108
                                                  =========     =========    =========      =========      =========      =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION
  REPRESENTED BY:

  Type of investment:
     Money market and other                              12%           13%          14%            15%            15%            15%
     Equity                                              56%           50%          50%            47%            47%            45%
     Fixed income                                        32%           37%          36%            38%            38%            40%

  Type of business:
     Investment management and personal trust            52%           48%          45%            45%            45%            45%
     Corporate trust                                      7%           15%          17%            18%            17%            17%
     Retirement plan services                            18%           16%          16%            16%            16%            16%
     Charitable and endowment                            11%           10%          11%            11%            11%            11%
     Other                                               12%           11%          11%            10%            11%            11%

                                                                                                             SIX MONTHS ENDED
                                                                                2002                             JUNE 30,
                                                             ---------------------------------------      -----------------------
                                                              4TH QTR        3RD QTR        2ND QTR        2004           2003
                                                             ---------------------------------------      -----------------------
ASSETS UNDER ADMINISTRATION

  Managed assets:
     Value at beginning of period                            $  56,975      $  61,064      $  64,945      $  59,708     $  57,571
     Acquisition                                                     -              -              -            645             -
     Estimated change due to market impact                         682         (3,340)        (3,455)         1,292         3,188
     Other activity, net                                           (86)          (749)          (426)        (2,769)       (2,069)
                                                             ---------      ---------      ---------      ---------     ---------
     Value at end of period                                     57,571         56,975         61,064         58,876        58,690
                                                             ---------      ---------      ---------      ---------     ---------
  Non-managed assets:
     Value at beginning of period                               72,210         79,515         82,936         52,139        73,752
     Estimated change due to market impact                       3,894         (7,070)        (3,989)           613         1,962
     Acquisition                                                     -              -              -             54             -
     Divestiture(1)                                                  -              -              -        (10,805)            -
     Other activity, net                                        (2,352)          (235)           568           (905)      (26,727)
                                                             ---------      ---------      ---------      ---------     ---------
     Value at end of period                                     73,752         72,210         79,515         41,096        48,987
                                                             ---------      ---------      ---------      ---------     ---------
     TOTAL ASSETS AT END OF PERIOD                           $ 131,323      $ 129,185      $ 140,579      $  99,972     $ 107,677
                                                             =========      =========      =========      =========     =========

PROPRIETARY MUTUAL FUND ASSETS (included above)              $  16,014      $  16,255      $  17,318

ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                  $  16,359      $  18,829      $  19,466
     Equity                                                     53,968         50,138         58,674
     Fixed income                                               60,996         60,218         62,439
                                                             ---------      ---------      ---------
        TOTAL                                                $ 131,323      $ 129,185      $ 140,579
                                                             =========      =========      =========

  Type of business:
     Investment management and personal trust                $  46,994      $  46,453      $  50,169
     Corporate trust                                            45,500         44,403         48,551
     Retirement plan services                                   16,487         15,640         17,248
     Charitable and endowment                                   11,741         11,995         12,764
     Other                                                      10,601         10,694         11,847
                                                             ---------      ---------      ---------
         TOTAL                                               $ 131,323      $ 129,185      $ 140,579
                                                             =========      =========      =========

PERCENTAGE OF ASSETS UNDER ADMINISTRATION REPRESENTED BY:

  Type of investment:
     Money market and other                                         13%            14%            14%
     Equity                                                         41%            39%            42%
     Fixed income                                                   46%            47%            44%

  Type of business:
     Investment management and personal trust                       35%            36%            36%
     Corporate trust                                                35%            35%            35%
     Retirement plan services                                       13%            12%            12%
     Charitable and endowment                                        9%             9%             9%
     Other                                                           8%             8%             8%

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)


                                                            2004                                      2003
                                                  ------------------------   ------------------------------------------------------

                                                  2ND QTR        1ST QTR     4TH QTR        3RD QTR        2ND QTR        1ST QTR
                                                  ------------------------   ------------------------------------------------------
REVENUE SUMMARY

Production revenue:
  National City Mortgage Co. (NCMC)               $     110      $     122   $     334      ($    152)     $     273      $     426
  First Franklin                                        165            141          65             95             88             69
                                                  ---------      ---------   ---------      ---------      ---------      ---------
  Total production revenue                              275            263         399            (57)           361            495
Net servicing revenue (NCMC)                            (82)           316          52             30             66            136
                                                  ---------      ---------   ---------      ---------      ---------      ---------
   TOTAL MORTGAGE BANKING REVENUE                 $     193      $     579   $     451      ($     27)     $     427      $     631
                                                  =========      =========   =========      =========      =========      =========

NCMC PRODUCTION REVENUE COMPONENTS:

Net origination income (1)                        $     100      $     113   $     316      ($    168)     $     254      $     420
GNMA early buyout program sales revenue (2)              10              9          18             16             19              6
                                                  ---------      ---------   ---------      ---------      ---------      ---------
   TOTAL NCMC PRODUCTION REVENUE                  $     110      $     122   $     334      ($    152)     $     273      $     426
                                                  =========      =========   =========      =========      =========      =========
PRODUCTION DATA

APPLICATIONS(3):
NCMC                                              $  25,306      $  30,493   $  20,548      $  31,104      $  57,849      $  45,073
First Franklin                                       15,703          9,998      10,380         10,935          8,262          6,763
                                                  ---------      ---------   ---------      ---------      ---------      ---------
   TOTAL APPLICATIONS                             $  41,009      $  40,491   $  30,928      $  42,039      $  66,111      $  51,836
                                                  =========      =========   =========      =========      =========      =========

ORIGINATIONS:
NCMC Retail                                       $   8,546      $   6,575   $   6,389      $  14,990      $  14,495      $  10,606
NCMC Wholesale                                        8,706          7,494       7,800         16,283         18,358         13,694
                                                  ---------      ---------   ---------      ---------      ---------      ---------
     Total NCMC originations for sale                17,252         14,069      14,189         31,273         32,853         24,300

Total First Franklin loan originations                8,782          5,673       6,203          6,051          4,396          3,488
First Franklin portfolio loan originations           (3,056)        (1,113)     (3,227)        (3,250)        (2,000)        (1,756)
                                                  ---------      ---------   ---------      ---------      ---------      ---------
      Total First Franklin originations for sale      5,726          4,560       2,976          2,801          2,396          1,732
                                                  ---------      ---------   ---------      ---------      ---------      ---------
     TOTAL LOANS ORIGINATED FOR SALE              $  22,978      $  18,629   $  17,165      $  34,074      $  35,249      $  26,032
                                                  =========      =========   =========      =========      =========      =========

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                        55%            61%         52%            71%            75%            76%
       Government loans                                  15%            17%         18%            15%            15%            16%
       Adjustable-rate loans                             27%            20%         17%             8%             6%             6%

GEOGRAPHIC MIX OF ORIGINATIONS(4):
  Top five states and their percentage to total
    NCMC originations:
        California                                       18%            21%         23%            19%            21%            19%
        Virginia                                          9%             8%          7%             8%             8%             7%
        Maryland                                          8%             7%          6%             8%             8%             8%
        Texas                                             6%             5%          5%             6%             6%             6%
        Illinois                                          6%             6%          6%             6%             6%             6%

LOAN SALES

NCMC                                              $  17,047      $  15,697   $  22,164      $  33,462      $  27,277      $  25,611
First Franklin                                        4,887          4,433       2,379          2,543          2,164          1,851
                                                  ---------      ---------   ---------      ---------      ---------      ---------
   TOTAL MORTGAGE LOAN SALES                      $  21,934      $  20,130   $  24,543      $  36,005      $  29,441      $  27,462
                                                  =========      =========   =========      =========      =========      =========

                                                                                                 SIX MONTHS ENDED
                                                                 2002                               JUNE 30,
                                                  ---------------------------------------      ------------------------
                                                  4TH QTR        3RD QTR        2ND QTR          2004           2003
                                                  ---------------------------------------      ------------------------
REVENUE SUMMARY

Production revenue:
  National City Mortgage Co. (NCMC)              ($      45)     $      18      $     133      $     232      $     699
  First Franklin                                         69             27             43            306            157
                                                  ---------      ---------      ---------      ---------      ---------
  Total production revenue                               24             45            176            538            856
Net servicing revenue (NCMC)                             21             88             41            234            202
                                                  ---------      ---------      ---------      ---------      ---------
   TOTAL MORTGAGE BANKING REVENUE                 $      45      $     133      $     217      $     772      $   1,058
                                                  =========      =========      =========      =========      =========

NCMC PRODUCTION REVENUE COMPONENTS:

Net origination income (1)                        ($     50)     $       5      $     125            213            674
GNMA early buyout program sales revenue (2)               5             13              8             19             25
                                                  ---------      ---------      ---------      ---------      ---------
   TOTAL NCMC PRODUCTION REVENUE                  ($     45)     $      18      $     133      $     232      $     699
                                                  =========      =========      =========      =========      =========
PRODUCTION DATA

APPLICATIONS(3):
NCMC                                              $  38,985      $  42,432      $  23,387      $  55,799      $ 102,922
First Franklin                                        6,862          6,055          6,358         25,701         15,025
                                                  ---------      ---------      ---------      ---------      ---------
   TOTAL APPLICATIONS                             $  45,847      $  48,487      $  29,745      $  81,500      $ 117,947
                                                  =========      =========      =========      =========      =========

ORIGINATIONS:
NCMC Retail                                       $  13,657      $   9,632      $   6,257      $  15,121      $  25,101
NCMC Wholesale                                       15,673         11,983          7,348         16,200         32,052
                                                  ---------      ---------      ---------      ---------      ---------
     Total NCMC originations for sale                29,330         21,615         13,605         31,321         57,153

Total First Franklin loan originations                3,606          2,706          2,396         14,455          7,884
First Franklin portfolio loan originations           (1,643)        (1,373)        (1,148)        (4,169)        (3,756)
                                                  ---------      ---------      ---------      ---------      ---------
      Total First Franklin originations for sale      1,963          1,333          1,248         10,286          4,128
                                                  ---------      ---------      ---------      ---------      ---------
     TOTAL LOANS ORIGINATED FOR SALE              $  31,293      $  22,948      $  14,853      $  41,607      $  61,281
                                                  =========      =========      =========      =========      =========

PERCENTAGE OF NCMC ORIGINATIONS
   REPRESENTED BY:
       Refinances                                        77%            64%            46%            58%            75%
       Government loans                                  14%            17%            22%            16%            15%
       Adjustable-rate loans                              6%            10%            11%            24%             6%

GEOGRAPHIC MIX OF ORIGINATIONS(4):

  Top five states and their percentage to total
    NCMC originations:
        California                                       19%            20%            22%            18%            20%
        Virginia                                          7%             7%             7%             8%             7%
        Maryland                                          8%             8%             6%             8%             8%
        Texas                                             6%             5%             5%             6%             6%
        Illinois                                          6%             6%             6%             6%             6%

LOAN SALES

NCMC                                              $  20,253      $  14,921      $  15,390      $  32,744      $  52,888
First Franklin                                        1,810            867          1,247          9,320          4,015
                                                  ---------      ---------      ---------      ---------      ---------
   TOTAL MORTGAGE LOAN SALES                      $  22,063      $  15,788      $  16,637      $  42,064      $  56,903
                                                  =========      =========      =========      =========      =========

(1) Represents fee income, marketing gains, presold hedge program results, servicing value of loans originated and sold, net of price subsidies, reserves established for future repurchases, and the impact of Statement of Financial Accounting Standard (SFAS) No. 91.

(2) Represents gains on sales of high-yield FHA/VA loans repurchased from investors and sold.

(3) Represents applications for both loans originated for sale and to be held in portfolio.

(4) Based on the dollar volume of loans originated for sale. Percentages not shown for states that are not one of the top five.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                                         2004                                2003
                                                                  -------------------     -----------------------------------------
                                                                  2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR   1ST QTR
                                                                  -------------------     -----------------------------------------
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                             $  115      $  120      $  116      $   94      $   92    $  120
    Amortization of mortgage servicing assets (MSRs)                 (140)       (100)        (73)       (190)       (125)     (126)
    MSR SFAS 140 impairment (charge) recovery                          42        (118)         13         207        (125)      100
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                  607         (18)        (22)        (50)        (83)      (41)
        Gains (losses) on derivatives in SFAS 133 relationships      (665)         24          16          16         139        67
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                   (41)        407          (3)        (47)        168        16
    Other                                                               -           1           5           -           -         -
                                                                  -------     -------     -------     -------     -------   -------
       NET SERVICING REVENUE                                      ($   82)     $  316      $   52      $   30      $   66    $  136
                                                                  =======     =======     =======     =======     =======   =======
MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                              $1,320      $1,301      $1,152      $  955      $1,047    $  950
Additions                                                             219         140         253         440         258       266
Amortization                                                         (140)       (100)        (73)       (190)       (125)     (126)
SFAS 133 hedge basis adjustments                                      607         (18)        (22)        (50)        (83)      (41)
Application of valuation allowance to directly write-down
    servicing assets                                                    -           -           -           -        (137)        -
Sales                                                                  (2)         (3)         (9)         (3)         (5)       (2)
                                                                  -------     -------     -------     -------     -------   -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD         $2,004      $1,320      $1,301      $1,152      $  955    $1,047
                                                                  =======     =======     =======     =======     =======   =======
VALUATION ALLOWANCE
  Balance at beginning of period                                  ($  120)    ($    2)    ($   15)    ($  222)    ($  234)  ($  334)
  Impairment recoveries (charges)                                      42        (118)         13         207        (125)      100
  Application of valuation allowance to directly write-down
    servicing assets                                                    -           -           -           -         137         -
                                                                  -------     -------     -------     -------     -------   -------
 BALANCE AT END OF PERIOD                                         ($   78)    ($  120)    ($    2)    ($   15)    ($  222)  ($  234)
                                                                  =======     =======     =======     =======     =======   =======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                                 $1,926      $1,200      $1,299      $1,137      $  733    $  813
                                                                  =======     =======     =======     =======     =======   =======
FAIR VALUE AT END OF PERIOD                                        $1,955      $1,240      $1,444      $1,140      $  733    $  813
                                                                  =======     =======     =======     =======     =======   =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                          1.31%        .83%        .92%        .88%        .61%      .72%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                          1.33%        .86%       1.02%        .88%        .61%      .72%

NCMC SERVICING ASSET CAPITALIZATION RATE                             1.28%        .89%       1.14%       1.31%        .95%     1.04%

SERVICING PREPAYMENT RATE (ANNUALIZED)                                 35%         26%         24%         65%         66%       50%

ECONOMIC MSR PERFORMANCE(1)

Net servicing fees and other                                       $  115      $  121      $  121      $   94      $   92    $  120
Amortization of MSRs                                                 (140)       (100)        (73)       (190)       (125)     (126)
Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                           607         (18)        (22)        (50)        (83)      (41)
    SFAS 140 impairment (charge) recovery                              42        (118)         13         207        (125)      100
Change in MSR fair value not recognized(2)                            (10)       (106)        145           -           -         -
                                                                  -------     -------     -------     -------     -------   -------
     Total change in fair value of MSRs                               639        (242)        136         157        (208)       59
                                                                  -------     -------     -------     -------     -------   -------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                    (665)         24          16          16         139        67
    Other derivatives used to economically hedge MSRs                 (41)        407          (3)        (47)        168        16
                                                                  -------     -------     -------     -------     -------   -------
     Total change in fair value of derivatives                       (706)        431          13         (31)        307        83
                                                                  -------     -------     -------     -------     -------   -------
     NET ECONOMIC MSR PERFORMANCE                                 ($   92)     $  210      $  197      $   30      $   66    $  136
                                                                  =======     =======     =======     =======     =======   =======

                                                                                                        SIX MONTHS ENDED
                                                                               2002                         JUNE 30,
                                                                  -------------------------------     -------------------
                                                                  4TH QTR     3RD QTR     2ND QTR      2004       2003
                                                                  -------------------------------     -------------------
NCMC NET SERVICING REVENUE COMPONENTS
    Net servicing fees                                             $   89      $   97      $   94      $  235      $  212
    Amortization of mortgage servicing assets (MSRs)                 (127)       (100)        (69)       (240)       (251)
    MSR SFAS 140 impairment (charge) recovery                         (36)       (111)       (112)        (76)        (25)
    MSR SFAS 133 hedge and other derivative gains (losses):
        Gains (losses) on MSRs hedged under SFAS 133                  (93)       (295)       (316)        589        (124)
        Gains (losses) on derivatives in SFAS 133 relationships       142         373         435        (641)        206
        Gains (losses) on other derivatives used to
            economically hedge MSRs                                    46         124           9         366         184
    Other                                                               -           -           -           1           -
                                                                  -------     -------     -------     -------     -------
       NET SERVICING REVENUE                                       $   21      $   88      $   41      $  234      $  202
                                                                  =======     =======     =======     =======     =======
MORTGAGE SERVICING ASSETS
Carrying value at beginning of period                              $  989      $1,255      $1,439      $1,301      $  950
Additions                                                             184         143         206         359         524
Amortization                                                         (127)       (100)        (69)       (240)       (251)
SFAS 133 hedge basis adjustments                                      (93)       (295)       (316)        589        (124)
Application of valuation allowance to directly write-down
    servicing assets                                                    -           -           -           -        (137)
Sales                                                                  (3)        (14)         (5)         (5)         (7)
                                                                  -------     -------     -------     -------     -------
CARRYING VALUE BEFORE VALUATION ALLOWANCE AT END OF PERIOD         $  950      $  989      $1,255      $2,004      $  955
                                                                  =======     =======     =======     =======     =======
VALUATION ALLOWANCE
  Balance at beginning of period                                  ($  298)    ($  187)    ($   75)    ($    2)    ($  334)
  Impairment recoveries (charges)                                     (36)       (111)       (112)        (76)        (25)
  Application of valuation allowance to directly write-down
    servicing assets                                                    -           -           -           -         137
                                                                  -------     -------     -------     -------     -------
 BALANCE AT END OF PERIOD                                         ($  334)    ($  298)    ($  187)    ($   78)    ($  222)
                                                                  =======     =======     =======     =======     =======
NET CARRYING VALUE OF MORTGAGE SERVICING ASSETS
  AT END OF PERIOD                                                 $  616      $  691      $1,068      $1,926      $  733
                                                                  =======     =======     =======     =======     =======
FAIR VALUE AT END OF PERIOD                                        $  616      $  691      $1,068      $1,955      $  733
                                                                  =======     =======     =======     =======     =======
RATIO OF CARRYING VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                           .60%        .70%       1.13%

RATIO OF FAIR VALUE OF MSRS TO TOTAL
  MORTGAGE LOANS SERVICED FOR THIRD PARTIES                           .60%        .70%       1.13%

NCMC SERVICING ASSET CAPITALIZATION RATE                              .91%        .96%       1.34%       1.10%        .99%

SERVICING PREPAYMENT RATE (ANNUALIZED)                                 61%         39%         20%         31%         58%

ECONOMIC MSR PERFORMANCE(1)
Net servicing fees and other                                       $   89      $   97      $   94      $  236      $  212
Amortization of MSRs                                                 (127)       (100)        (69)       (240)       (251)
Recognized change in fair value of MSRs:
    SFAS 133 gains (losses)                                           (93)       (295)       (316)        589        (124)
    SFAS 140 impairment (charge) recovery                             (36)       (111)       (112)        (76)        (25)
Change in MSR fair value not recognized(2)                              -           -           -        (116)          -
                                                                  -------     -------     -------     -------     -------
     Total change in fair value of MSRs                              (129)       (406)       (428)        397        (149)
                                                                  -------     -------     -------     -------     -------
Recognized change in fair value of derivatives:
    Derivatives included in SFAS 133 relationship                     142         373         435        (641)        206
    Other derivatives used to economically hedge MSRs                  46         124           9         366         184
                                                                  -------     -------     -------     -------     -------
     Total change in fair value of derivatives                        188         497         444        (275)        390
                                                                  -------     -------     -------     -------     -------
     NET ECONOMIC MSR PERFORMANCE                                  $   21      $   88      $   41      $  118      $  202
                                                                  =======     =======     =======     =======     =======

(1) The purpose of this disclosure is to present the economic results for the MSR and related hedges as certain increases in the fair value of the servicing assets cannot be recognized in the period in which the increase occurs

(2) Represents increase in the fair value of certain MSRs accounted for under SFAS 140 that could not be written up above their cost basis (original cost basis less accumulated amortization and SFAS 133 hedge basis adjustments)

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                    MORTGAGE BANKING STATISTICS (CONTINUED)
                                ($ IN MILLIONS)

                                                             2004                                      2003
                                                   -------------------------   ----------------------------------------------------
                                                     2ND QTR       1ST QTR       4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                                   -------------------------   ----------------------------------------------------
SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                  $   144,598   $   141,146   $   129,127   $   119,894   $   112,358  $   101,858
Additions                                               24,594        22,012        28,000        39,004        34,964       32,224
Repayments                                             (13,174)       (9,753)       (8,634)      (22,067)      (20,673)     (14,696)
Other reductions                                        (9,060)       (8,807)       (7,347)       (7,704)       (6,755)      (7,028)
                                                   -----------   -----------   -----------   -----------   -----------  -----------
Ending balance                                     $   146,958   $   144,598   $   141,146   $   129,127   $   119,894  $   112,358
                                                   ===========   ===========   ===========   ===========   ===========  ===========

Servicing portfolio composition (UPB):
   Conventional                                    $    92,398   $    91,527   $    89,766   $    80,160   $    74,842  $    67,549
   Government                                           26,260        26,248        25,439        24,323        23,760       23,405
   Jumbo and other                                      28,300        26,823        25,941        24,644        21,292       21,404
                                                   -----------   -----------   -----------   -----------   -----------  -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES  $   146,958   $   144,598   $   141,146   $   129,127   $   119,894  $   112,358
                                                   ===========   ===========   ===========   ===========   ===========  ===========
NATIONAL SERVICER RANKING(1)                                               9             9             9             9            9

SERVICING PORTFOLIO METRICS:

       Number of loans                               1,044,181     1,036,235     1,010,980       948,789       907,969      871,150
       Average loan size                           $   140,740   $   139,542   $   139,613   $   136,097   $   132,046  $   128,977
       Weighted-average note rate                         5.84%         5.93%         5.98%         6.09%         6.36%        6.58%
       Weighted-average servicing fee                    31 bps        32 bps        33 bps        33 bps        34 bps       34 bps
       Weighted-average age in months                       17            16            15            15            16           18
       Default rate(2)                                    3.60%         3.15%         4.00%         4.13%         4.29%        4.64%

MORTGAGE BANKING PERSONNEL (FTES)

NCMC:
  Loan origination - commission                          2,649         2,650         2,631         2,608         2,550        2,421
  Loan origination - non-commission                      3,035         2,937         3,145         3,523         3,510        3,121
                                                   -----------   -----------   -----------   -----------   -----------  -----------
    Total loan origination                               5,684         5,587         5,776         6,131         6,060        5,542
  Loan servicing                                           793           791           745           713           706          675
  Indirect production                                    1,016           976           999         1,030           997          957
  Corporate overhead and other                             307           324           332           317           316          318
                                                   -----------   -----------   -----------   -----------   -----------  -----------
      TOTAL NCMC FTES                                    7,800         7,678         7,852         8,191         8,079        7,492
                                                   ===========   ===========   ===========   ===========   ===========  ===========
FIRST FRANKLIN:

  Loan origination - commission                            616           544           506           474           405          369
  Loan origination - non-commission                      1,296         1,148         1,140           961           808          771
                                                   -----------   -----------   -----------   -----------   -----------  -----------
    Total loan origination                               1,912         1,692         1,646         1,435         1,213        1,140
  Indirect production                                      182           177           173           160           152          149
  Corporate overhead and other                             147           143           124           126           110          110
                                                   -----------   -----------   -----------   -----------   -----------  -----------
      TOTAL FIRST FRANKLIN FTES                          2,241         2,012         1,943         1,721         1,475        1,399
                                                   ===========   ===========   ===========   ===========   ===========  ===========

                                                                                                     SIX MONTHS ENDED
                                                                      2002                                JUNE 30,
                                                    -----------------------------------------    --------------------------
                                                     4TH QTR         3RD QTR       2ND QTR         2004            2003
                                                    -----------------------------------------    --------------------------
SERVICING  DATA
Rollforward of servicing portfolio (UPB):
Beginning balance                                   $    98,439    $    94,550    $    85,206    $   141,146    $   101,858
Additions                                                26,876         18,764         18,615         46,606         67,188
Repayments                                              (16,380)        (9,944)        (4,601)       (22,927)       (35,369)
Other reductions                                         (7,077)        (4,931)        (4,670)       (17,867)       (13,783)
                                                    -----------    -----------    -----------    -----------    -----------
Ending balance                                      $   101,858    $    98,439    $    94,550    $   146,958    $   119,894
                                                    ===========    ===========    ===========    ===========    ===========

Servicing portfolio composition (UPB):
   Conventional                                     $    61,044    $    60,013    $    58,132
   Government                                            22,060         22,163         21,386
   Jumbo and other                                       18,754         16,263         15,032
                                                    -----------    -----------    -----------
  TOTAL MORTGAGE LOANS SERVICED FOR THIRD PARTIES   $   101,858    $    98,439    $    94,550
                                                    ===========    ===========    ===========
NATIONAL SERVICER RANKING(1)                                  8             10             11

SERVICING PORTFOLIO METRICS:

       Number of loans                                  818,412        810,133        790,835
       Average loan size                            $   124,458    $   121,510    $   119,557
       Weighted-average note rate                          6.78%          6.97%         7.05%
       Weighted-average servicing fee                     35 bps         35 bps        36 bps
       Weighted-average age in months                        19             21             21
       Default rate(2)                                     5.29%          4.69%         4.91%

MORTGAGE BANKING PERSONNEL (FTES)

NCMC:
  Loan origination - commission                           1,915          1,810          1,817
  Loan origination - non-commission                       3,373          3,036          2,842
                                                    -----------    -----------    -----------
    Total loan origination                                5,288          4,846          4,659
  Loan servicing                                            645            598            571
  Indirect production                                       898            848            818
  Corporate overhead and other                              325            331            327
                                                    -----------    -----------    -----------
      TOTAL NCMC FTES                                     7,156          6,623          6,375
                                                    ===========    ===========    ===========
FIRST FRANKLIN:

  Loan origination - commission                             366            347            336
  Loan origination - non-commission                         682            579            520
                                                    -----------    -----------    -----------
    Total loan origination                                1,048            926            856
  Indirect production                                       130            126            122
  Corporate overhead and other                              113            114            107
                                                    -----------    -----------    -----------
      TOTAL FIRST FRANKLIN FTES                           1,291          1,166          1,085
                                                    ===========    ===========    ===========

(1) Source: Inside Mortgage Finance. Represents rank of the Corporation's mortgage banking subsidiary, National City Mortgage Co. The current quarter ranking is not yet available.

(2) Mortgage loans greater than 30 days past due

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
          FIRST FRANKLIN LOAN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)

                                                                 2004                                2003
                                                         --------------------    --------------------------------------------
                                                         2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR
                                                         --------------------    --------------------------------------------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                      $  8,782    $  5,673    $  6,203    $  6,051    $  4,396    $  3,488
  Weighted-average note rate                                 6.66%       6.72%       6.99%       6.86%       7.14%       7.36%
  Weighted-average credit score(2)                            658         651         653         660         657         657

SALES:
  Total sales of First Franklin loans to third parties   $  4,887    $  4,433    $  2,379    $  2,543    $  2,164    $  1,851
  Total production revenue                                    165         141          65          95          88          69
  Gain on sale(3)                                            4.42%       4.10%       4.03%       4.50%       4.77%       4.52%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance                             $ 16,714    $ 15,627    $ 15,137    $ 13,183    $ 11,496    $ 10,434
Average portfolio balance                                  16,236      15,376      14,219      12,290      11,000      10,004
Weighted-average note rate                                   6.84%       7.06%       7.19%       7.43%       7.70%       7.81%
Weighted-average loan size                               $131,240    $126,960    $127,556    $124,772    $126,390    $136,113
Weighted-average credit score(2)(5)                           649         648         649         648         645         645
First-lien weighted-average loan-to-value ratio(6)          77.85%      77.84%      77.89%      77.82%      78.56%      79.83%

BY LOAN PURPOSE:
  Purchase                                                     69%         69%         69%         69%         69%         69%
  Cash out refinancing                                         24%         24%         24%         24%         24%         24%
  Rate and term refinancing                                     7%          7%          7%          7%          7%          7%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                               96%         96%         96%         97%         97%         97%
  Adjustable-rate loans                                        70%         68%         68%         65%         67%         72%
  Second lien(7)                                                7%          8%          8%          8%          6%          2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                   42%         44%         45%         46%         46%         47%
  Florida                                                       7%          6%          6%          6%          6%          6%
  Texas                                                         4%          4%          4%          -           -           -
  Oregon                                                        4%          4%          4%          4%          4%          4%
  Washington                                                    4%          4%          4%          4%          4%          3%
  Ohio                                                          -           -           -           3%          4%          4%
  Illinois                                                      -           -           -           -           -           -

NET CHARGE-OFFS                                          $      6    $      6    $      5    $      5    $      5    $      6

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                             .14%        .16%        .13%        .17%        .18%        .23%

NONPERFORMING ASSETS:
  Nonperforming loans                                    $     55    $     55    $     51    $     49    $     47    $     44
  Other real estate owned                                      38          39          33          34          30          34
                                                         --------    --------    --------    --------    --------    --------
     Total                                               $     93    $     94    $     84    $     83    $     77    $     78
                                                         ========    ========    ========    ========    ========    ========
NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                 .55%        .60%        .55%        .63%        .67%        .75%

Loans 90+ days past due                                  $    252    $    235    $    225    $    210    $    196    $    189

DELINQUENCY RATE                                             6.42%       5.97%       6.64%       6.44%       7.04%       6.89%

                                                                                              SIX MONTHS ENDED
                                                                       2002                        JUNE 30,
                                                         --------------------------------    --------------------
                                                         4TH QTR     3RD QTR     2ND QTR      2004         2003
                                                         --------------------------------    --------------------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                      $  3,606    $  2,706    $  2,396    $ 14,455    $  7,884
  Weighted-average note rate                                 7.42%       8.00%       8.37%       6.68%       7.25%
  Weighted-average credit score(2)                            658         659         663         655         654

SALES:
  Total sales of First Franklin loans to third parties   $  1,810    $    867    $  1,247    $  9,320    $  4,015
  Total production revenue                                     69          27          43         306         157
  Gain on sale(3)                                            5.58%       5.00%       4.11%       4.27%       4.66%

PORTFOLIO STATISTICS(4)

Period-end portfolio balance                             $  9,370    $  8,733    $  7,472
Average portfolio balance                                   8,959       8,167       6,962    $ 15,806    $ 10,505
Weighted-average note rate                                   8.03%       8.29%       8.58%
Weighted-average loan size                               $138,902    $137,913    $135,506
Weighted-average credit score(2)(5)                           646         644         642
First-lien weighted-average loan-to-value ratio(6)          78.83%      78.89%      77.73%

BY LOAN PURPOSE:
  Purchase                                                     71%         72%         71%
  Cash out refinancing                                         23%         22%         23%
  Rate and term refinancing                                     6%          6%          6%

PERCENTAGE OF FIRST FRANKLIN PORTFOLIO LOANS
   REPRESENTED BY:
  Owner occupied                                               97%         97%         97%
  Adjustable-rate loans                                        74%         77%         77%
  Second lien(7)                                                1%          1%          2%

GEOGRAPHIC MIX - TOP FIVE STATES
  California                                                   48%         49%         49%
  Florida                                                       6%          6%          6%
  Texas                                                         -           -           -
  Oregon                                                        4%          4%          4%
  Washington                                                    3%          3%          -
  Ohio                                                          4%          4%          4%
  Illinois                                                      -           -           3%

NET CHARGE-OFFS                                          $      5    $      4    $      4    $     12    $     11

NET CHARGE-OFFS AS A PERCENTAGE OF AVERAGE
  PORTFOLIO LOANS                                             .22%        .19%        .23%        .15%        .20%

NONPERFORMING ASSETS:
  Nonperforming loans                                    $     44    $     46    $     47
  Other real estate owned                                      34          30          24
                                                         --------    --------    --------
     Total                                               $     78    $     76    $     71
                                                         ========    ========    ========
NONPERFORMING ASSETS TO TOTAL FIRST FRANKLIN
  PORTFOLIO LOANS AND OTHER REAL ESTATE OWNED                 .83%        .87%        .95%

Loans 90+ days past due                                  $    184    $    170    $    151

DELINQUENCY RATE                                             7.76%       6.61%       6.86%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents gross gain on external sales as a percentage of dollar value of loans sold. These gains are included in total production revenue.

(4) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(5) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(6) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(7) Second lien positions are fully insured by third-party mortgage insurance providers up to 10% of the insured loan pool balance. Second lien positions are not included in the loan-to-value calculations.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                        HOME EQUITY PORTFOLIO STATISTICS
                                ($ IN MILLIONS)

                                                                   2004                            2003                    2002
                                                             ------------------    -------------------------------------  -------
                                                             2ND QTR   1ST QTR     4TH QTR  3RD QTR   2ND QTR   1ST QTR   4TH QTR
                                                             ------------------    -------------------------------------  -------
HOME EQUITY LINES OF CREDIT (HELOC)

PERIOD-END BALANCES BY LINE OF BUSINESS:
  Wholesale Banking                                          $     8    $     5    $     6   $     1   $     1   $     1  $     1
  Consumer and Small Business Financial Services               6,056      5,770      5,662     5,514     5,339     5,166    5,259
  National Consumer Finance - National Home Equity             7,079      5,618      4,676     3,951     3,209     2,678    2,268
  Asset Management                                               610        600        597       605       575       548      534
                                                             -------    -------    -------   -------   -------   -------  -------
TOTAL PERIOD-END BALANCES HELOCS(1)                          $13,753    $11,993    $10,941   $10,071   $ 9,124   $ 8,393  $ 8,062
                                                             =======    =======    =======   =======   =======   =======  =======
STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:

  Consumer and Small Business Financial Services
     Weighted-average note rate                                 4.34%      4.34%      4.33%     4.20%     4.39%     4.53%    4.96%
     Weighted-average credit score(2)(3)                         723        721        722       723       722       722      720
     Weighted-average cumulative loan-to-value ratio(4)        71.36%     71.22%     71.21%    71.15%    71.47%    71.81%   72.07%
     Utilization rate                                             31%        31%        32%       28%       29%       30%      31%
     Net charge-offs                                         $     3    $     3    $     4   $     3   $     3   $     4  $     4
     Loans 90 days past due                                        6          7          7         7         6         6        7

  National Consumer Finance - National Home Equity
     Weighted-average note rate                                 4.31%      4.35%      4.33%     4.32%     4.56%     4.55%    4.86%
     Weighted-average credit score(2)(3)                         722        717        721       721       721       723      720
     Weighted-average cumulative loan-to-value ratio(4)        81.03%     81.18%     82.23%    81.24%    81.00%    80.74%   80.55%
     Utilization rate                                             43%        43%        42%       40%       41%       43%      45%
     Net charge-offs                                         $     1    $     1          -   $     1   $     1         -        -
     Loans 90 days past due                                        1          1    $     1         -         1   $     1        -

HOME EQUITY INSTALLMENT LOANS (HELOAN)(5)(6)

PERIOD-END BALANCES BY LINE OF BUSINESS:

  Wholesale Banking                                          $    32    $     5    $     5   $     5   $     6   $     7  $     8
  Consumer and Small Business Financial Services               3,726      3,622      3,564     3,452     2,768     2,382    2,303
  National Consumer Finance - National Home Equity             1,500      1,414      1,339     1,160     1,055       975      935
  Asset Management                                                93         91         90        92        96       104      105
                                                             -------    -------    -------   -------   -------   -------  -------
TOTAL PERIOD-END BALANCES HELOANS(1)                         $ 5,351    $ 5,132    $ 4,998   $ 4,709   $ 3,925   $ 3,468  $ 3,351
                                                             =======    =======    =======   =======   =======   =======  =======

STATISTICS BY LINE OF BUSINESS FOR SIGNIFICANT PORTFOLIOS:

  Consumer and Small Business Financial Services
     Weighted-average note rate                                 6.72%      6.82%      6.89%     6.99%     7.56%     8.13%    8.41%
     Weighted-average credit score(2)(3)                         714        713        714       714       714       708      706
     Weighted-average cumulative loan-to-value ratio(4)        69.96%     69.72%     69.67%    69.38%    68.83%    68.06%   68.23%
     Net charge-offs                                         $     5    $     4    $     5   $     4   $     5   $     4  $     4
     Loans 90 days past due                                        4          5          5         4         5         4        3

  National Consumer Finance  - National Home Equity
     Weighted-average note rate                                 6.99%      7.07%      7.13%     7.33%     7.69%     7.94%    8.25%
     Weighted-average credit score(2)(3)                         722        721        721       719       720       721      721
     Weighted-average cumulative loan-to-value ratio(4)        89.61%     89.55%     90.19%    89.44%    89.27%    89.05%   88.96%
     Net charge-offs                                               -          -          -   $     1   $     1   $     1        -
     Loans 90 days past due                                        -          -          -         1         1         1        -

(1) Excludes balances from First Franklin and any remaining loans originated by the former Altegra unit. First Franklin portfolio balances and statistics are included in the First Franklin Loan Origination and Portfolio Statistics section on page 25.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(4) Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(5) Represents installment loans collateralized by real estate whereby National City has a first or second lien position.

(6) HELOANs are included in the real estate residential portfolio on the consolidated balance sheet. Prior to December 31, 2002, HELOANs were included in the other consumer portfolio on the consolidated balance sheet.

                                   UNAUDITED

                           NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                2004                                2003                               YTD
                                       ---------------------   ---------------------------------------------   --------------------
                                        2ND QTR     1ST QTR     4TH QTR     3RD QTR     2ND QTR     1ST QTR       2004       2003
                                       ---------------------   ---------------------------------------------   --------------------
CONSUMER AND SMALL BUSINESS FINANCIAL
  SERVICES
Net interest income (TE)               $ 500,475   $ 495,621   $ 499,002   $ 497,354   $ 492,039   $ 488,725   $ 996,096  $ 980,764
Provision for loan losses                 75,017      75,323      89,694      73,408      73,761      70,465     150,340    144,226
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net interest income after provision      425,458     420,298     409,308     423,946     418,278     418,260     845,756    836,538
Noninterest income                       214,921     180,303     178,973     180,240     180,339     161,689     395,224    342,028
Noninterest expense                      370,589     352,799     355,441     335,946     328,321     352,511     723,388    680,832
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Income before taxes                      269,790     247,802     232,840     268,240     270,296     227,438     517,592    497,734
Income tax expense and TE adjustment     101,981      93,669      88,014     101,395     102,172      85,972     195,650    188,144
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net income                             $ 167,809   $ 154,133   $ 144,826   $ 166,845   $ 168,124   $ 141,466   $ 321,942  $ 309,590
                                       =========   =========   =========   =========   =========   =========   =========  =========
UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)  $   1,332           -   $   1,579   $   9,574           -   ($ 25,255)  $   1,332  ($ 25,255)
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Total                                  $   1,332           -   $   1,579   $   9,574           -   ($ 25,255)  $   1,332  ($ 25,255)
                                       =========   =========   =========   =========   =========   =========   =========  =========
UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)  $     866           -   $   1,026   $   6,223           -   ($ 16,416)  $     866  ($ 16,416)
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Total                                  $     866           -   $   1,026   $   6,223           -   ($ 16,416)  $     866  ($ 16,416)
                                       =========   =========   =========   =========   =========   =========   =========  =========
Average assets (in millions)           $  27,184   $  27,033   $  27,083   $  26,420   $  25,700   $  25,785   $  27,108  $  25,742
Average equity (in millions)               2,664       2,551       2,562       2,523       2,470       2,424       2,607      2,447
Return on average assets                    2.48%       2.29%       2.12%       2.51%       2.62%       2.23%       2.39%      2.43%
Return on average equity                   25.34       24.31       22.43       26.23       27.31       23.67       24.83      25.51
Efficiency ratio                           51.80       52.20       52.43       49.58       48.83       54.20       51.99      51.47

WHOLESALE BANKING

Net interest income (TE)               $ 272,897   $ 257,059   $ 258,775   $ 266,757   $ 264,730   $ 259,496   $ 529,956  $ 524,226
(Benefit) provision for loan losses       (6,444)     10,656      80,793      39,868     104,384     115,774       4,212    220,158
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net interest income after provision      279,341     246,403     177,982     226,889     160,346     143,722     525,744    304,068
Noninterest income                       103,655      99,435      78,419     100,833      60,132      86,637     203,090    146,769
Noninterest expense                      125,837     123,876     126,857     121,598     120,820     136,953     249,713    257,773
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Income before taxes                      257,159     221,962     129,544     206,124      99,658      93,406     479,121    193,064
Income tax expense and TE adjustment      96,325      82,725      48,660      76,687      38,233      34,555     179,050     72,788
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Net income                             $ 160,834   $ 139,237   $  80,884   $ 129,437   $  61,425   $  58,851   $ 300,071  $ 120,276
                                       =========   =========   =========   =========   =========   =========   =========  =========

UNUSUAL ITEMS (PRETAX)

Commercial lease residual charge               -           -           -           -   ($    121)  ($ 15,877)          -  ($ 15,998)
Principal investment gains (losses)    $  17,496   $  22,906   $      89   $  16,860     (16,388)      6,464   $  40,402     (9,924)
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Total                                  $  17,496   $  22,906   $      89   $  16,860   ($ 16,509)  ($  9,413)  $  40,402  ($ 25,922)
                                       =========   =========   =========   =========   =========   =========   =========  =========

UNUSUAL ITEMS (AFTER TAX)

Commercial lease residual charge               -           -           -           -   ($     79)  ($ 10,320)          -  ($ 10,399)
Principal investment gains (losses)    $  11,372   $  14,889   $      58   $  10,959     (10,652)      4,202   $  26,261     (6,450)
                                       ---------   ---------   ---------   ---------   ---------   ---------   ---------  ---------
Total                                  $  11,372   $  14,889   $      58   $  10,959   ($ 10,731)  ($  6,118)  $  26,261  ($ 16,849)
                                       =========   =========   =========   =========   =========   =========   =========  =========
Average assets (in millions)           $  31,300   $  29,060   $  29,619   $  30,646   $  31,225   $  31,199   $  30,180  $  31,212
Average equity (in millions)               2,894       2,617       2,648       2,697       2,721       2,727       2,756      2,724
Return on average assets                    2.07%       1.93%       1.08%       1.68%        .79%        .77%       2.00%       .78%
Return on average equity                   22.35       21.40       12.12       19.04        9.06        8.75       21.90       8.90
Efficiency ratio                           33.42       34.75       37.62       33.08       37.19       39.57       34.07      38.42

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                 2004                                     2003
                                       -----------------------   ------------------------------------------------------
                                        2ND QTR      1ST QTR      4TH QTR        3RD QTR        2ND QTR       1ST QTR
                                       ----------   ----------   ----------    -----------     ----------    ----------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)               $  160,732   $  141,638   $  203,097     $  327,452     $  281,174    $  284,376
Provision (benefit) for loan losses         2,753        4,498          212         (2,520)        (3,075)       11,148
                                       ----------   ----------   ----------     ----------     ----------    ----------
Net interest income after provision       157,979      137,140      202,885        329,972        284,249       273,228
Noninterest income                         50,107      458,985      405,084       (101,885)       357,429       577,602
Noninterest expense                       181,975      155,317      171,130        229,127        199,880       173,158
                                       ----------   ----------   ----------     ----------     ----------    ----------
Income (loss) before taxes                 26,111      440,808      436,839         (1,040)       441,798       677,672
Income tax expense and TE adjustment        9,910      167,494      173,832            722        177,698       266,316
                                       ----------   ----------   ----------     ----------     ----------    ----------
Net income (loss)                      $   16,201   $  273,314   $  263,007    ($    1,762)    $  264,100    $  411,356
                                       ==========   ==========   ==========     ==========     ==========    ==========

Average assets (in millions)           $   17,494   $   16,386   $   21,539     $   32,778     $   30,297    $   28,868
Average equity (in millions)                  784          783          779            784            788           794
Return on average assets                      .37%        6.71%        4.84%          (.02)%         3.50%         5.78%
Return on average equity                     8.31       140.44       134.00           (.89)        134.38        210.05
Efficiency ratio                            86.31        25.86        28.14         101.58          31.30         20.09

NATIONAL CONSUMER FINANCE(1)

Net interest income (TE)               $  278,728   $  258,260   $  186,396     $  220,392     $  193,306    $  171,173
Provision (benefit) for loan losses        10,406       11,061       (3,728)        16,753         28,504        19,338
                                       ----------   ----------   ----------     ----------     ----------    ----------
Net interest income after provision       268,322      247,199      190,124        203,639        164,802       151,835
Noninterest income                        157,226      135,551       57,504         91,938         87,594        68,160
Noninterest expense                       140,276      119,513      101,317         93,239         74,256        73,235
                                       ----------   ----------   ----------     ----------     ----------    ----------
Income before taxes                       285,272      263,237      146,311        202,338        178,140       146,760
Income tax expense and TE adjustment      107,833       99,504       55,305         76,484         67,337        55,475
                                       ----------   ----------   ----------     ----------     ----------    ----------
Net income                             $  177,439   $  163,733   $   91,006     $  125,854     $  110,803    $   91,285
                                       ==========   ==========   ==========     ==========     ==========    ==========

Average assets (in millions)           $   26,958   $   24,342   $   22,921     $   20,216     $   18,008    $   16,361
Average equity (in millions)                1,368        1,283        1,324          1,110          1,022           952
Return on average assets                     2.65%        2.71%        1.58%          2.47%          2.47%         2.26%
Return on average equity                    52.18        51.32        27.28          44.97          43.47         38.87
Efficiency ratio                            32.18        30.35        41.54          29.85          26.44         30.60

                                                 YTD
                                       -----------------------
                                          2004         2003
                                       ----------   ----------
NATIONAL CITY MORTGAGE CO.(1)

Net interest income (TE)               $  302,370   $  565,550
Provision (benefit) for loan losses         7,251        8,073
                                       ----------   ----------
Net interest income after provision       295,119      557,477
Noninterest income                        509,092      935,031
Noninterest expense                       337,292      373,038
                                       ----------   ----------
Income (loss) before taxes                466,919    1,119,470
Income tax expense and TE adjustment      177,404      444,014
                                       ----------   ----------
Net income (loss)                      $  289,515   $  675,456
                                       ==========   ==========

Average assets (in millions)           $   16,940   $   29,586
Average equity (in millions)                  784          791
Return on average assets                     3.44%        4.60%
Return on average equity                    74.31       172.15
Efficiency ratio                            41.57        24.86

NATIONAL CONSUMER FINANCE(1)

Net interest income (TE)               $  536,988   $  364,479
Provision (benefit) for loan losses        21,467       47,842
                                       ----------   ----------
Net interest income after provision       515,521      316,637
Noninterest income                        292,777      155,754
Noninterest expense                       259,789      147,491
                                       ----------   ----------
Income before taxes                       548,509      324,900
Income tax expense and TE adjustment      207,337      122,812
                                       ----------   ----------
Net income                             $  341,172   $  202,088
                                       ==========   ==========

Average assets (in millions)           $   25,650   $   17,189
Average equity (in millions)                1,325          988
Return on average assets                     2.67%        2.37%
Return on average equity                    51.76        41.26
Efficiency ratio                            31.31        28.35

(1) Effective January 1, 2004, National City Mortgage Co., formerly a business unit within National Consumer Finance, was designated as a separate line of business. National Consumer Finance now includes only National Home Equity and First Franklin origination and portfolio. Prior periods have been restated to reflect this change.

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                               2004                                   2003
                                                      ----------------------    ------------------------------------------------
                                                       2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                                      ---------    ---------    ---------    ---------    ---------    ---------
NATIONAL CONSUMER FINANCE DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION, SALES, AND PORTFOLIO(1)

Net interest income (TE)                              $ 223,276    $ 210,516    $ 160,411    $ 188,833    $ 165,776    $ 147,554
Provision (benefit) for loan losses                       9,353       10,464       (7,260)      14,964       26,913       18,396
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Net interest income after provision                     213,923      200,052      167,671      173,869      138,863      129,158
Noninterest income                                      168,128      143,813       62,264       96,584       90,576       70,142
Noninterest expense                                     125,954      107,115       92,070       84,592       66,616       66,328
                                                      ---------    ---------    ---------    ---------    ---------    ---------

Income before taxes                                     256,097      236,750      137,865      185,861      162,823      132,972
Income tax expense and TE adjustment                     96,805       89,492       52,112       70,256       61,547       50,263
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Net income                                            $ 159,292    $ 147,258    $  85,753    $ 115,605    $ 101,276    $  82,709
                                                      =========    =========    =========    =========    =========    =========

Average assets (in millions)                          $  19,309    $  17,956    $  17,395    $  15,588    $  14,050    $  12,924
Average equity (in millions)                              1,115        1,069        1,138          954          888          834
Return on average assets                                   3.32%        3.30%        1.96%        2.94%        2.89%        2.60%
Return on average equity                                  57.47        55.41        29.92        48.08        45.74        40.18
Efficiency ratio                                          32.18        30.23        41.35        29.64        25.99        30.47

NATIONAL HOME EQUITY

Net interest income (TE)                              $  55,452    $  47,744    $  25,985    $  31,559    $  27,530    $  23,619
Provision for loan losses                                 1,053          597        3,532        1,789        1,591          942
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Net interest income after provision                      54,399       47,147       22,453       29,770       25,939       22,677
Noninterest income                                      (10,902)      (8,262)      (4,760)      (4,646)      (2,982)      (1,982)
Noninterest expense                                      14,322       12,398        9,247        8,647        7,640        6,907
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Income before taxes                                      29,175       26,487        8,446       16,477       15,317       13,788
Income tax expense and TE adjustment                     11,028       10,012        3,193        6,228        5,790        5,212
                                                      ---------    ---------    ---------    ---------    ---------    ---------
Net income                                            $  18,147    $  16,475    $   5,253    $  10,249    $   9,527    $   8,576
                                                      =========    =========    =========    =========    =========    =========

Average assets (in millions)                          $   7,649    $   6,386    $   5,526    $   4,628    $   3,958    $   3,437
Average equity (in millions)                                253          214          186          156          134          118
Return on average assets                                    .95%        1.04%         .38%         .88%         .97%        1.01%
Return on average equity                                  28.87        30.89        11.18        25.99        28.44        29.54
Efficiency ratio                                          32.15        31.40        43.57        32.13        31.12        31.92

                                                               YTD
                                                      ----------------------
                                                         2004         2003
                                                      ---------    ---------
NATIONAL CONSUMER FINANCE DIVISIONAL RESULTS:

FIRST FRANKLIN ORIGINATION, SALES, AND PORTFOLIO(1)

Net interest income (TE)                              $ 433,792    $ 313,330
Provision (benefit) for loan losses                      19,817       45,309
                                                      ---------    ---------
Net interest income after provision                     413,975      268,021
Noninterest income                                      311,941      160,718
Noninterest expense                                     233,069      132,944
                                                      ---------    ---------

Income before taxes                                     492,847      295,795
Income tax expense and TE adjustment                    186,297      111,810
                                                      ---------    ---------
Net income                                            $ 306,550    $ 183,985
                                                      =========    =========

Average assets (in millions)                          $  18,632    $  13,490
Average equity (in millions)                              1,091          862
Return on average assets                                   3.31%        2.75%
Return on average equity                                  56.46        43.07
Efficiency ratio                                          31.25        28.04

NATIONAL HOME EQUITY

Net interest income (TE)                              $ 103,196    $  51,149
Provision for loan losses                                 1,650        2,533
                                                      ---------    ---------
Net interest income after provision                     101,546       48,616
Noninterest income                                      (19,164)      (4,964)
Noninterest expense                                      26,720       14,547
                                                      ---------    ---------
Income before taxes                                      55,662       29,105
Income tax expense and TE adjustment                     21,040       11,002
                                                      ---------    ---------
Net income                                            $  34,622    $  18,103
                                                      =========    =========

Average assets (in millions)                          $   7,018    $   3,699
Average equity (in millions)                                234          126
Return on average assets                                    .99%         .99%
Return on average equity                                  29.80        28.95
Efficiency ratio                                          31.80        31.50

(1)   Includes the Altegra and Loan Zone portfolios

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                2004                                    2003
                                       ----------------------   ---------------------------------------------------
                                        2ND QTR     1ST QTR       4TH QTR       3RD QTR      2ND QTR       1ST QTR
                                       ---------   ----------   ----------    ----------   ----------    ----------
ASSET MANAGEMENT

Net interest income (TE)               $  26,583    $  26,271    $  26,425     $  26,144    $  25,930     $  25,051
Provision for loan losses                  1,421          228        2,032         1,286        2,733         1,584
                                       ---------    ---------    ---------     ---------    ---------     ---------
Net interest income after provision       25,162       26,043       24,393        24,858       23,197        23,467
Noninterest income                       160,199       92,652       85,027        86,870       91,588        82,706
Noninterest expense                       74,676       77,470       72,350        72,406       70,952        75,809
                                       ---------    ---------    ---------     ---------    ---------     ---------
Income before taxes                      110,685       41,225       37,070        39,322       43,833        30,364
Income tax expense and TE adjustment      41,839       15,582       14,012        14,864       16,569        11,477
                                       ---------    ---------    ---------     ---------    ---------     ---------
Net income                             $  68,846    $  25,643    $  23,058     $  24,458    $  27,264     $  18,887
                                       =========    =========    =========     =========    =========     =========

Average assets (in millions)           $   3,005    $   2,966    $   2,988     $   2,873    $   2,884     $   2,913
Average equity (in millions)                 398          391          381           379          374           372
Return on average assets                    9.21%        3.48%        3.06%         3.38%        3.79%         2.63%
Return on average equity                   69.56        26.35        24.00         25.62        29.24         20.60
Efficiency ratio                           39.98        65.14        64.92         64.07        60.38         70.35

UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond
 Administration business               $  65,246            -            -             -            -             -
                                       ---------    ---------    ---------     ---------    ---------     ---------
Total                                  $  65,246            -            -             -            -             -
                                       =========    =========    =========     =========    =========     =========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond
 Administration business               $  42,410            -            -             -            -             -
                                       ---------    ---------    ---------     ---------    ---------     ---------
Total                                  $  42,410            -            -             -            -             -
                                       =========    =========    =========     =========    =========     =========

NATIONAL PROCESSING

Net interest income (TE)               $     986    $     895    $     916     $     787    $     865     $     683
Provision for loan losses                      -            -            -             -            -             -
                                       ---------    ---------    ---------     ---------    ---------     ---------
Net interest income after provision          986          895          916           787          865           683
Noninterest income                       132,334      121,991      135,281       124,881      113,590       106,123
Noninterest expense                      109,620      103,314      111,987       101,548       95,945        92,564
                                       ---------    ---------    ---------     ---------    ---------     ---------
Income before taxes                       23,700       19,572       24,210        24,120       18,510        14,242
Income tax expense and TE adjustment       9,314        7,608        9,371         9,811        7,444         5,695
                                       ---------    ---------    ---------     ---------    ---------     ---------
Net income                             $  14,386    $  11,964    $  14,839     $  14,309    $  11,066     $   8,547
                                       =========    =========    =========     =========    =========     =========
UNUSUAL ITEMS (PRETAX)
Severance and related charges                  -   ($      54)  ($     228)    $      65   ($     674)   ($      30)
                                       ---------    ---------    ---------     ---------    ---------     ---------
Total                                          -   ($      54)  ($     228)    $      65   ($     674)   ($      30)
                                       =========    =========    =========     =========    =========     =========
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges                  -   ($      35)  ($     137)    $      39   ($     404)   ($      18)
                                       ---------    ---------    ---------     ---------    ---------     ---------
Total                                          -   ($      35)  ($     137)    $      39   ($     404)   ($      18)
                                       =========    =========    =========     =========    =========     =========

Average assets (in millions)           $     705    $     699    $     718     $     691    $     542     $     533
Average equity (in millions)                 538          523          503           481          466           455
Return on average assets                    8.21%        6.89%        8.20%         8.21%        8.19%         6.50%
Return on average equity                   10.76         9.20        11.70         11.80         9.52          7.62
Efficiency ratio                           82.22        84.07        82.22         80.81        83.83         86.67

                                                 YTD
                                       ------------------------
                                          2004          2003
                                       ----------    ----------
ASSET MANAGEMENT

Net interest income (TE)                $  52,854     $  50,981
Provision for loan losses                   1,649         4,317
                                        ---------     ---------
Net interest income after provision        51,205        46,664
Noninterest income                        252,851       174,294
Noninterest expense                       152,146       146,761
                                        ---------     ---------
Income before taxes                       151,910        74,197
Income tax expense and TE adjustment       57,421        28,046
                                        ---------     ---------
Net income                              $  94,489     $  46,151
                                        =========     =========

Average assets (in millions)            $   2,986     $   2,899
Average equity (in millions)                  395           373
Return on average assets                     6.36%         3.21%
Return on average equity                    48.14         24.96
Efficiency ratio                            49.77         65.15

UNUSUAL ITEMS (PRETAX)
Gain on sale of Corporate Trust Bond
 Administration business                $  65,246             -
                                        ---------     ---------
Total                                   $  65,246             -
                                        =========     =========
UNUSUAL ITEMS (AFTER TAX)
Gain on sale of Corporate Trust Bond
 Administration business                $  42,410             -
                                        ---------     ---------
Total                                   $  42,410             -
                                        =========     =========

NATIONAL PROCESSING

Net interest income (TE)                $   1,881     $   1,548
Provision for loan losses                       -             -
                                        ---------     ---------
Net interest income after provision         1,881         1,548
Noninterest income                        254,325       219,713
Noninterest expense                       212,934       188,509
                                        ---------     ---------
Income before taxes                        43,272        32,752
Income tax expense and TE adjustment       16,922        13,139
                                        ---------     ---------
Net income                              $  26,350     $  19,613
                                        =========     =========
UNUSUAL ITEMS (PRETAX)
Severance and related charges          ($      54)   ($     704)
                                        ---------     ---------
Total                                  ($      54)   ($     704)
                                        =========     =========
UNUSUAL ITEMS (AFTER TAX)
Severance and related charges          ($      35)   ($     422)
                                        ---------     ---------
Total                                  ($      35)   ($     422)
                                        =========     =========

Average assets (in millions)            $     702     $     538
Average equity (in millions)                  530           461
Return on average assets                     7.55%         7.36%
Return on average equity                     9.99          8.58
Efficiency ratio                            83.11         85.20

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                    2004                                   2003
                                          -----------------------   -------------------------------------------------
                                            2ND QTR      1ST QTR      4TH QTR      3RD QTR      2ND QTR      1ST QTR
                                          ----------   ----------   ----------   ----------   ----------   ----------
PARENT AND OTHER

Net interest expense (TE)                 ($ 173,621)  ($ 154,587)  ($ 132,706)  ($ 188,121)  ($ 155,796)  ($ 128,776)
Benefit related to loan losses               (22,365)     (19,259)     (21,012)     (21,748)     (23,160)     (18,076)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net interest expense after provision        (151,256)    (135,328)    (111,694)    (166,373)    (132,636)    (110,700)
Noninterest income                            47,835       28,780       50,396        7,042      121,240       20,569
Noninterest expense                           72,164       54,051      106,322       53,752      136,063      104,636
                                           ---------    ---------    ---------    ---------    ---------    ---------
Loss before taxes                           (175,585)    (160,599)    (167,620)    (213,083)    (147,459)    (194,767)
Income tax benefit and TE adjustment         (89,116)    (102,943)     (94,116)     (97,579)     (90,485)    (107,878)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net loss                                  ($  86,469)  ($  57,656)  ($  73,504)  ($ 115,504)  ($  56,974)  ($  86,889)
                                           =========    =========    =========    =========    =========    =========
UNUSUAL ITEMS (PRETAX)
Money market fund recapitalization        ($   7,600)           -            -            -            -            -
Building lease termination penalty                 -            -            -            -   ($   8,738)           -
Severance and related charges                 (5,331)  ($   3,334)  ($   3,687)  ($   5,504)         166   ($  71,737)
Charitable foundation contribution                 -            -            -            -      (40,089)           -
Minority interest related to NPI
 charges                                           -            5           34          (10)         101            5
Bank stock fund gains                              -          103        7,512        1,045       31,874            -
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total                                     ($  12,931)  ($   3,226)   $   3,859   ($   4,469)  ($  16,686)  ($  71,732)
                                           =========    =========    =========    =========    =========    =========
UNUSUAL ITEMS (AFTER TAX)
Money market fund recapitalization        ($   4,940)           -            -            -            -            -
Building lease termination penalty                 -            -            -            -   ($   5,680)           -
Severance and related charges                 (3,465)  ($   2,167)  ($   2,396)  ($   3,578)         108   ($  46,629)
Charitable foundation contribution                 -            -            -            -      (26,058)           -
Minority interest related to NPI
 charges                                           -            5           34          (10)         101            5
Bank stock fund gains                              -           67        4,883          679       25,997            -
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total                                     ($   8,405)  ($   2,095)   $   2,521   ($   2,909)  ($   5,532)  ($  46,624)
                                           =========    =========    =========    =========    =========    =========
Average assets (in millions)               $   9,186    $   8,937    $   9,598    $  10,027    $  10,379    $  10,659

                                                    YTD
                                          -----------------------
                                             2004         2003
                                          ----------   ----------
PARENT AND OTHER

Net interest expense (TE)                 ($ 328,208)  ($ 284,572)
Benefit related to loan losses               (41,624)     (41,236)
                                           ---------    ---------
Net interest expense after provision        (286,584)    (243,336)
Noninterest income                            76,615      141,809
Noninterest expense                          126,215      240,699
                                           ---------    ---------
Loss before taxes                           (336,184)    (342,226)
Income tax benefit and TE adjustment        (192,059)    (198,363)
                                           ---------    ---------
Net loss                                  ($ 144,125)  ($ 143,863)
                                           =========    =========
UNUSUAL ITEMS (PRETAX)
Money market fund recapitalization        ($   7,600)           -
Building lease termination penalty                 -   ($   8,738)
Severance and related charges                 (8,665)     (71,571)
Charitable foundation contribution                 -      (40,089)
Minority interest related to NPI
 charges                                           5          106
Bank stock fund gains                            103       31,874
                                           ---------    ---------
Total                                     ($  16,157)  ($  88,418)
                                           =========    =========
UNUSUAL ITEMS (AFTER TAX)
Money market fund recapitalization        ($   4,940)           -
Building lease termination penalty                 -   ($   5,680)
Severance and related charges                 (5,632)     (46,521)
Charitable foundation contribution                 -      (26,058)
Minority interest related to NPI
 charges                                           5          106
Bank stock fund gains                             67       25,997
                                           ---------    ---------
Total                                     ($  10,500)  ($  52,156)
                                           =========    =========
Average assets (in millions)               $   9,061    $  10,518

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            LINE OF BUSINESS RESULTS
                                ($ IN THOUSANDS)

                                                   2004                                         2003
                                        --------------------------    --------------------------------------------------------
                                          2ND QTR        1ST QTR        4TH QTR        3RD QTR       2ND QTR        1ST QTR
                                        -----------    -----------    -----------    -----------   ------------   ------------
CONSOLIDATED

Net interest income (TE)                $ 1,066,780    $ 1,025,157    $ 1,041,905    $ 1,150,765    $ 1,102,248    $ 1,100,728
Provision for loan losses                    60,788         82,507        147,991        107,047        183,147        200,233
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net interest income after provision       1,005,992        942,650        893,914      1,043,718        919,101        900,495
Noninterest income                          866,277      1,117,697        990,684        489,919      1,011,912      1,103,486
Noninterest expense                       1,075,137        986,340      1,045,404      1,007,616      1,026,237      1,008,866
                                        -----------    -----------    -----------    -----------    -----------    -----------
Income before taxes                         797,132      1,074,007        839,194        526,021        904,776        995,115
Income tax expense and TE adjustment        278,086        363,639        295,078        182,384        318,968        351,612
                                        -----------    -----------    -----------    -----------    -----------    -----------
Net income                              $   519,046    $   710,368    $   544,116    $   343,637    $   585,808    $   643,503
                                        ===========    ===========    ===========    ===========    ===========    ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)   $     1,332              -    $     1,579    $     9,574              -   ($    25,255)
Commercial lease residual charge                  -              -              -              -   ($       121)       (15,877)
Principal investment gains (losses)          17,496    $    22,906             89         16,860        (16,388)         6,464
Gain on sale of Corporate Trust Bond
 Administration business                     65,246              -              -              -              -              -
Money market fund recapitalization           (7,600)             -              -              -              -              -
Building lease termination penalty                -              -              -              -         (8,738)             -
Severance and related charges, net           (5,331)        (3,383)        (3,881)        (5,449)          (407)       (71,762)
Charitable foundation contribution                -              -              -              -        (40,089)             -
Bank stock fund gains                             -            103          7,512          1,045         31,874              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
Total                                   $    71,143    $    19,626    $     5,299    $    22,030   ($   33,869)   ($   106,430)
                                        ===========    ===========    ===========    ===========    ===========    ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)   $       866              -    $     1,026    $     6,223              -   ($    16,416)
Commercial lease residual charge                  -              -              -              -   ($        79)       (10,320)
Principal investment gains (losses)          11,372    $    14,889             58         10,959        (10,652)         4,202
Gain on sale of Corporate Trust Bond
 Administration business                     42,410              -              -              -              -              -
Money market fund recapitalization           (4,940)             -              -              -              -              -
Building lease termination penalty                -              -              -              -         (5,680)             -
Severance and related charges, net           (3,465)        (2,197)        (2,499)        (3,549)          (195)       (46,642)
Charitable foundation contribution                -              -              -              -        (26,058)             -
Bank stock fund gains                             -             67          4,883            679         25,997              -
                                        -----------    -----------    -----------    -----------    -----------    -----------
Total                                   $    46,243    $    12,759    $     3,468    $    14,312   ($    16,667)  ($    69,176)
                                        ===========    ===========    ===========    ===========    ===========    ===========

Average assets (in millions)            $   115,832    $   109,423    $   114,466    $   123,651    $   119,035    $   116,318
Average total equity (in millions)           10,370          9,659          9,390          9,171          8,786          8,529
Return on average assets                       1.80%          2.61%          1.89%          1.10%          1.97%          2.24%
Return on average total equity                20.13          29.58          22.99          14.87          26.74          30.60
Efficiency ratio                              55.77          46.03          51.69          61.62          49.27          45.77

                                                   YTD
                                        --------------------------
                                           2004         2003
                                        -----------   ------------
CONSOLIDATED

Net interest income (TE)                $ 2,091,937    $ 2,202,976
Provision for loan losses                   143,295        383,380
                                        -----------    -----------
Net interest income after provision       1,948,642      1,819,596
Noninterest income                        1,983,974      2,115,398
Noninterest expense                       2,061,477      2,035,103
                                        -----------    -----------
Income before taxes                       1,871,139      1,899,891
Income tax expense and TE adjustment        641,725        670,580
                                        -----------    -----------
Net income                              $ 1,229,414    $ 1,229,311
                                        ===========    ===========

UNUSUAL ITEMS (PRETAX)
Auto lease residual recovery (charge)   $     1,332   ($    25,255)
Commercial lease residual charge                  -        (15,998)
Principal investment gains (losses)          40,402         (9,924)
Gain on sale of Corporate Trust Bond
 Administration business                     65,246              -
Money market fund recapitalization           (7,600)             -
Building lease termination penalty                -         (8,738)
Severance and related charges, net           (8,714)       (72,169)
Charitable foundation contribution                -        (40,089)
Bank stock fund gains                           103         31,874
                                        -----------    -----------
Total                                   $    90,769   ($   140,299)
                                        ===========    ===========

UNUSUAL ITEMS (AFTER TAX)
Auto lease residual recovery (charge)   $       866   ($    16,416)
Commercial lease residual charge                  -        (10,399)
Principal investment gains (losses)          26,261         (6,450)
Gain on sale of Corporate Trust Bond
 Administration business                     42,410              -
Money market fund recapitalization           (4,940)             -
Building lease termination penalty                -         (5,680)
Severance and related charges, net           (5,662)       (46,837)
Charitable foundation contribution                -        (26,058)
Bank stock fund gains                            67         25,997
                                        -----------    -----------
Total                                   $    59,002   ($    85,843)
                                        ===========    ===========

Average assets (in millions)            $   112,627    $   117,684
Average total equity (in millions)           10,014          8,658
Return on average assets                       2.20%          2.11%
Return on average total equity                24.69          28.63
Efficiency ratio                              50.64          47.47

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

                                                               JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                               2004       2004       2004       2004       2004       2004
                                                             ---------  ---------  ---------  ---------  ---------  ---------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST                     $   6,541  $   6,656  $   6,740  $   6,423  $   6,565  $   6,624

  PORTFOLIO LOANS:
    Commercial                                               $  19,596  $  19,657  $  19,337  $  18,927  $  18,843  $  18,811
    Commercial construction                                      2,279      2,259      2,274      2,228      2,249      2,257
    Real estate - commercial                                    10,967     10,940     10,550      9,820      9,817      9,819
    Real estate - residential                                   28,352     27,945     27,649     27,105     26,950     27,167
    Home equity lines of credit                                 13,342     12,845     12,270     11,732     11,373     11,081
    Credit card and other unsecured lines of credit              2,189      2,257      2,248      2,251      2,281      2,316
    Other consumer                                               7,040      7,130      7,458      7,391      7,412      7,415
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL PORTFOLIO LOANS                                  $  83,765  $  83,033  $  81,786  $  79,454  $  78,925  $  78,866
                                                             =========  =========  =========  =========  =========  =========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                               $      24  $      15  $      25  $       7  $       7  $      25
    Mortgage:
       National City Mortgage Co.                               10,861     11,832     11,202      9,816      9,063     11,489
       First Franklin                                            2,962      2,580      2,015      1,490      1,945      1,488
       National City Home Loan Services (formerly Altegra)           5         68        122          -          -          -
                                                             ---------  ---------  ---------  ---------  ---------  ---------
    Total mortgage loans held for sale                          13,828     14,480     13,339     11,306     11,008     12,977
    Automobile loans held for securitization                         -          -          -          -        732        871
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION            $  13,852  $  14,495  $  13,364  $  11,313  $  11,747  $  13,873
                                                             =========  =========  =========  =========  =========  =========

LIABILITIES
  DEPOSITS:
    Noninterest bearing                                      $  17,279  $  18,127  $  17,850  $  16,505  $  15,383  $  15,068
    NOW and money market accounts                               28,626     28,696     28,518     27,758     27,252     26,960
    Savings accounts                                             2,584      2,594      2,550      2,400      2,350      2,354
    Consumer time                                               13,618     13,471     13,332     12,910     13,021     13,099
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      CORE DEPOSITS                                             62,107     62,888     62,250     59,573     58,006     57,481
    Other                                                        1,180      1,107      1,005        838        837        896
    Foreign                                                      9,701     10,100      7,617      6,135      6,633      6,799
                                                             ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL DEPOSITS                                         $  72,988  $  74,095  $  70,872  $  66,546  $  65,476  $  65,176
                                                             =========  =========  =========  =========  =========  =========

  Federal funds borrowed and security repurchase agreements  $   8,236  $   7,719  $   8,825  $   8,422  $   7,976  $   7,431
  Borrowed funds                                                 1,803      1,297      1,550        907      1,042      2,794
  Long-term debt                                                20,533     20,295     19,257     19,829     21,405     22,790

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                    $   2,911  $   3,916  $   3,951  $   3,046  $   2,323  $   2,035
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                       1,185      1,132      1,139      1,057        967        902
Noninterest bearing deposits excluding P&I and T&I balances     13,183     13,079     12,760     12,402     12,093     12,131
Core deposits excluding P&I and T&I balances                    58,011     57,840     57,160     55,470     54,716     54,544

                                                     DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                       2003       2003       2003       2003       2003       2003       2003
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS
  AVAILABLE FOR SALE SECURITIES, AT COST             $   6,678  $   6,466  $   6,455  $   6,496  $   6,703  $   6,796  $   6,920

  PORTFOLIO LOANS:
    Commercial                                       $  19,383  $  20,228  $  20,463  $  20,987  $  21,121  $  21,344  $  21,408
    Commercial construction                              2,235      2,574      2,532      2,491      2,416      2,370      2,344
    Real estate - commercial                             9,668      9,563      9,529      9,466      9,435      9,448      9,465
    Real estate - residential                           26,672     25,387     24,627     24,828     24,041     23,418     22,833
    Home equity lines of credit                         10,509     10,511     10,212      9,926      9,634      9,287      8,996
    Credit card and other unsecured lines of credit      2,591      2,202      2,192      2,183      2,181      2,147      2,115
    Other consumer                                       7,349      7,588      7,691      8,276      8,264      7,964      8,001
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL PORTFOLIO LOANS                          $  78,407  $  78,053  $  77,246  $  78,157  $  77,092  $  75,978  $  75,162
                                                     =========  =========  =========  =========  =========  =========  =========

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                       $      17  $       7  $      15  $      14  $      13  $      13  $      13
    Mortgage:
       National City Mortgage Co.                       12,288     14,706     19,052     24,957     26,828     25,980     24,216
       First Franklin                                    1,263      1,400      1,500      1,361        957        932        954
       National City Home Loan Services
         (formerly Altegra)                                  1          2        937         32          -          -          -
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total mortgage loans held for sale                  13,552     16,108     21,489     26,350     27,785     26,912     25,170
    Automobile loans held for securitization               741        563        516          -          -          -          -
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION    $  14,310  $  16,678  $  22,020  $  26,364  $  27,798  $  26,925  $  25,183
                                                     =========  =========  =========  =========  =========  =========  =========

LIABILITIES
  DEPOSITS:
    Noninterest bearing                              $  15,825  $  16,152  $  16,292  $  18,313  $  20,012  $  19,863  $  17,868
    NOW and money market accounts                       27,018     26,891     26,625     26,371     26,179     25,729     25,404
    Savings accounts                                     2,354      2,368      2,380      2,394      2,427      2,444      2,452
    Consumer time                                       13,140     13,180     13,213     13,245     13,290     13,474     13,799
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
      CORE DEPOSITS                                     58,337     58,591     58,510     60,323     61,908     61,510     59,523
    Other                                                  891        964      1,755      3,014      3,739      2,964      3,038
    Foreign                                              7,069      7,126      7,581      8,835      7,015      5,762      5,683
                                                     ---------  ---------  ---------  ---------  ---------  ---------  ---------
      TOTAL DEPOSITS                                 $  66,297  $  66,681  $  67,846  $  72,172  $  72,662  $  70,236  $  68,244
                                                     =========  =========  =========  =========  =========  =========  =========

  Federal funds borrowed and security repurchase
    agreements                                       $   7,525  $   8,665  $  10,070  $  10,214  $  10,577  $  11,174  $  11,674
  Borrowed funds                                         1,278        769        920      1,161        855      1,246      1,617
  Long-term debt                                        23,770     25,248     26,156     27,275     27,879     27,545     25,753

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                            $   2,336  $   2,686  $   2,917  $   4,653  $   6,457  $   6,069  $   4,735
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                 904      1,119      1,124      1,032      1,059      1,060      1,007
Noninterest bearing deposits excluding P&I and
  T&I balances                                          12,585     12,347     12,251     12,628     12,496     12,734     12,126
Core deposits excluding P&I and T&I balances            55,097     54,786     54,469     54,638     54,392     54,381     53,781

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                           CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                        JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                        2004       2004       2004       2004       2004       2004
                                                      ---------  ---------  ---------  ---------  ---------  ---------
COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased                         9.0          -          -          -         .8        1.4
Average price per share of repurchased common shares  $   35.06          -          -          -  $   34.86  $   34.32
Total cost                                            $   315.9          -          -          -  $    29.0  $    46.4
Common shares remaining under authorization(1)             41.0       50.0       50.0       50.0       50.0       26.4

                                                      DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                        2003       2003       2003       2003       2003       2003       2003
                                                      ---------  ---------  ---------  ---------  ---------  ---------  ---------
COMMON STOCK REPURCHASE ACTIVITY                            2.3        1.0        1.5        5.3          -          -          -
Number of common shares repurchased                   $   33.62  $   32.76  $   30.67  $   30.10          -          -          -
Average price per share of repurchased common shares  $    77.0  $    32.7  $    45.0  $   160.3          -          -          -
Total cost                                                 27.8       30.1       31.1       32.6       37.9       37.9       37.9
Common shares remaining under authorization(1)

(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations

              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

                                                    JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                    2004       2004       2004       2004       2004       2004
                                                  ---------  ---------  ---------  ---------  ---------  ---------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     12,334     12,229     12,232     11,996     11,966     12,049
  Wholesale Banking                                   1,670      1,680      1,665      1,582      1,565      1,560
  National City Mortgage Co.(2)                       7,800      7,776      7,798      7,678      7,691      7,789
  National Consumer Finance(2)
     First Franklin Financial Corporation             2,241      2,157      2,072      2,012      1,970      1,960
     National City Home Loan Services                   341        342        335        332        341        350
     National Home Equity                               391        365        331        312        305        308
                                                  ---------  ---------  ---------  ---------  ---------  ---------
  Total National Consumer Finance                     2,973      2,864      2,738      2,656      2,616      2,618
  Asset Management                                    1,511      1,494      1,497      1,483      1,489      1,491
  National Processing                                 1,655      1,639      1,662      1,671      1,683      1,693

CORPORATE SUPPORT STAFF(3)                            6,119      5,984      6,020      5,970      6,003      6,028
                                                  ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL EMPLOYEES                                    34,062     33,666     33,612     33,036     33,013     33,228
                                                  =========  =========  =========  =========  =========  =========

                                                  DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                    2003       2003       2003       2003       2003       2003       2003
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services     12,093     11,945     11,876     11,794     11,853     11,696     11,450
  Wholesale Banking                                   1,562      1,563      1,575      1,574      1,587      1,589      1,583
  National City Mortgage Co.(2)                       7,852      7,928      8,072      8,191      8,419      8,308      8,079
  National Consumer Finance(2)
     First Franklin Financial Corporation             1,943      1,902      1,853      1,721      1,648      1,552      1,475
     National City Home Loan Services                   361        357        351        356        357        350        347
     National Home Equity                               311        303        300        283        288        275        253
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total National Consumer Finance                     2,615      2,562      2,504      2,360      2,293      2,177      2,075
  Asset Management                                    1,510      1,516      1,508      1,505      1,499      1,509      1,522
  National Processing                                 1,693      1,691      1,677      1,705      1,751      1,682      1,689

CORPORATE SUPPORT STAFF(3)                            6,006      6,034      6,032      6,059      6,091      6,087      6,016
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  TOTAL EMPLOYEES                                    33,331     33,239     33,244     33,188     33,493     33,048     32,414
                                                  =========  =========  =========  =========  =========  =========  =========

(1) Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business.

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
       CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES

                                                    JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                    2004       2004       2004       2004       2004       2004
                                                  ---------  ---------  ---------  ---------  ---------  ---------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)              $  48,659  $  48,653  $  48,290  $  46,724  $  46,341  $  46,187

PERIOD-END DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,661      1,659      1,664      1,651      1,648      1,646
     Interest bearing checking(1)                       750        744        739        720        717        715
     Money market savings                               496        483        471        457        455        455
     Regular savings                                    806        823        836        824        825        823
                                                  ---------  ---------  ---------  ---------  ---------  ---------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,713      3,709      3,710      3,652      3,645      3,639
                                                  =========  =========  =========  =========  =========  =========

Average account size:
     Noninterest bearing checking                 $   2,001  $   2,128  $   2,170  $   1,956  $   2,055  $   1,981
     Interest bearing checking(1)                    10,548     10,985     11,096     11,095     11,103     11,034
     Money market savings                            28,869     30,100     30,802     30,743     30,649     30,501
     Regular savings                                  2,822      2,812      2,776      2,607      2,543      2,521
                                                  ---------  ---------  ---------  ---------  ---------  ---------
          TOTAL AVERAGE ACCOUNT SIZE              $   7,493  $   7,696  $   7,716  $   7,505  $   7,518  $   7,450
                                                  =========  =========  =========  =========  =========  =========

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                    336        334        332        320        317        315
Average account size(1)                           $  19,775  $  19,761  $  19,356  $  19,587  $  18,942  $  18,518

TIME DEPOSITS:
Number of accounts (in thousands)                       805        803        809        782        789        796
Average account size                              $  16,451  $  16,290  $  16,160  $  15,900  $  15,917  $  15,856

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
Installment loan originations:
  Home equity(3)                                      2,414      2,565      2,369      2,568      1,661      1,476
  Other(4)                                            1,762      1,571      1,727      1,739      1,213      1,286
Home equity and other lines of credit                 7,314      8,121      7,163      6,402      4,519      4,368
                                                  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL CONSUMER LOAN ORIGINATIONS                11,490     12,257     11,259     10,709      7,393      7,130
                                                  =========  =========  =========  =========  =========  =========

BANK BRANCHES AND OTHER
Total bank branches                                   1,142      1,146      1,143      1,107      1,107      1,111
ATMs                                                  1,642      1,631      1,624      1,565      1,567      1,568
Online banking customers                            900,074    880,017    869,162    850,784    831,194    812,401

                                                  DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                    2003       2003       2003       2003       2003       2003       2003
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)              $  46,509  $  46,526  $  46,298  $  46,126  $  46,107  $  45,779  $  45,773

PERIOD-END DEPOSIT ACCOUNT METRICS
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                     1,645      1,643      1,643      1,641      1,632      1,617      1,604
     Interest bearing checking(1)                       713        713        712        709        705        701        696
     Money market savings                               456        458        458        457        454        452        449
     Regular savings                                    824        828        834        841        846        850        854
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
          TOTAL PERSONAL DEPOSIT ACCOUNTS             3,638      3,642      3,647      3,648      3,637      3,620      3,603
                                                  =========  =========  =========  =========  =========  =========  =========

Average account size:
     Noninterest bearing checking                 $   1,916  $   1,917  $   1,936  $   1,833  $   1,991  $   1,870  $   1,938
     Interest bearing checking(1)                    11,128     11,099     11,015     10,796     11,047     10,711     10,661
     Money market savings                            30,369     30,500     30,372     30,298     30,329     30,208     30,044
     Regular savings                                  2,519      2,518      2,517      2,498      2,525      2,518      2,530
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
          TOTAL AVERAGE ACCOUNT SIZE              $   7,422  $   7,444  $   7,411  $   7,292  $   7,409  $   7,272  $   7,261
                                                  =========  =========  =========  =========  =========  =========  =========

BUSINESS DEPOSITS:
Number of accounts (in thousands)(1)                    315        313        310        308        304        300        297
Average account size(1)                           $  19,006  $  19,298  $  19,423  $  19,269  $  19,307  $  19,112  $  19,211

TIME DEPOSITS:
Number of accounts (in thousands)                       801        806        813        818        825        837        851
Average account size                              $  15,816  $  15,780  $  15,676  $  15,622  $  15,557  $  15,451  $  15,521

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(2)
Installment loan originations:
  Home equity(3)                                      2,225      2,178      2,915      6,967      4,644      4,921      5,781
  Other(4)                                            1,391      1,453      1,732      2,681      1,442      2,076      1,811
Home equity and other lines of credit                 5,039      5,580      6,721      6,749      8,616      8,581      7,822
                                                  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL CONSUMER LOAN ORIGINATIONS                 8,655      9,211     11,368     16,397     14,702     15,578     15,414
                                                  =========  =========  =========  =========  =========  =========  =========

BANK BRANCHES AND OTHER
Total bank branches                                   1,114      1,122      1,120      1,122      1,124      1,123      1,123
ATMs                                                  1,574      1,579      1,572      1,580      1,582      1,580      1,583
Online banking customers                            793,910    775,924    760,797    740,976    717,039    687,510    664,283

(1) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(2) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(3) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(4) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
                      ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)

                                                     JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                     2004       2004       2004       2004       2004       2004
                                                   ---------  ---------  ---------  ---------  ---------  ---------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                  $  59,741  $  58,892  $  59,730  $  61,037  $  60,353  $  59,708
     Acquisition                                           -          -        645          -          -          -
     Estimated change due to market impact               919        124       (785)      (370)       597        807
     Other activity, net                              (1,784)       725       (698)      (937)        87       (162)
                                                   ---------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                           58,876     59,741     58,892     59,730     61,037     60,353
                                                   ---------  ---------  ---------  ---------  ---------  ---------

  Non-managed assets:
     Value at beginning of period                     51,689     52,320     52,219     52,564     51,815     52,139
     Acquisition                                           -          -         54          -          -          -
     Divestiture(1)                                  (10,805)         -          -          -          -          -
     Estimated change due to market impact               358        237       (513)      (450)       660        321
     Other activity, net                                (146)      (868)       560        105         89       (645)
                                                   ---------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                           41,096     51,689     52,320     52,219     52,564     51,815
                                                   ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL ASSETS AT END OF PERIOD                 $  99,972  $ 111,430  $ 111,212  $ 111,949  $ 113,601  $ 112,168
                                                   =========  =========  =========  =========  =========  =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)  $  14,131  $  14,042  $  14,031  $  14,361  $  14,892  $  14,988

                                                   DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                     2003       2003       2003       2003       2003       2003       2003
                                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------
ASSETS UNDER ADMINISTRATION
  Managed assets:
     Value at beginning of period                  $  58,286  $  58,900  $  58,609  $  58,815  $  58,017  $  58,690  $  57,331
     Acquisition                                           -          -          -          -          -          -          -
     Estimated change due to market impact             1,344        436      1,134        306        144         43        323
     Other activity, net                                  78     (1,050)      (843)      (512)       654       (716)     1,036
                                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                           59,708     58,286     58,900     58,609     58,815     58,017     58,690
                                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------

  Non-managed assets:
     Value at beginning of period                     50,565     49,550     48,317     49,147     48,125     48,987     48,676
     Acquisition                                           -          -          -          -          -          -          -
     Divestiture(1)                                        -          -          -          -          -          -          -
     Estimated change due to market impact             1,281        417      1,628       (635)       702       (313)       621
     Other activity, net                                 293        598       (395)      (195)       320       (549)      (310)
                                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Value at end of period                           52,139     50,565     49,550     48,317     49,147     48,125     48,987
                                                   ---------  ---------  ---------  ---------  ---------  ---------  ---------
     TOTAL ASSETS AT END OF PERIOD                 $ 111,847  $ 108,851  $ 108,450  $ 106,926  $ 107,962  $ 106,142  $ 107,677
                                                   =========  =========  =========  =========  =========  =========  =========

  PROPRIETARY MUTUAL FUND ASSETS (included above)  $  15,335  $  14,835  $  15,024  $  14,850  $  15,358  $  15,281  $  15,831

(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004

                           MORTGAGE BANKING STATISTICS
                                 ($ IN MILLIONS)

                                                             JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                             2004       2004       2004       2004       2004       2004
                                                           ---------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                          $   8,429  $   7,845  $   9,032  $  13,982  $   8,315  $   8,196
First Franklin                                                 5,920      5,127      4,656      3,809      3,450      2,739
                                                           ---------  ---------  ---------  ---------  ---------  ---------
   TOTAL APPLICATIONS                                      $  14,349  $  12,972  $  13,688  $  17,791  $  11,765  $  10,935
                                                           =========  =========  =========  =========  =========  =========

Percentage of NCMC applications represented by refinances         39%        41%        49%        66%        59%        60%

ORIGINATIONS:
NCMC Retail                                                $   2,391  $   2,623  $   3,532  $   2,906  $   2,102  $   1,567
NCMC Wholesale                                                 2,496      2,559      3,651      3,271      2,354      1,869
                                                           ---------  ---------  ---------  ---------  ---------  ---------
     Total NCMC originations for sale                          4,887      5,182      7,183      6,177      4,456      3,436

Total First Franklin loan originations                         3,556      2,786      2,440      2,463      1,716      1,494
Less:  portfolio loan originations                            (1,285)      (880)      (891)      (684)      (429)         -
                                                           ---------  ---------  ---------  ---------  ---------  ---------
     Total First Franklin originations for sale                2,271      1,906      1,549      1,779      1,287      1,494
                                                           ---------  ---------  ---------  ---------  ---------  ---------

   TOTAL LOANS ORIGINATED FOR SALE                         $   7,158  $   7,088  $   8,732  $   7,956  $   5,743  $   4,930
                                                           =========  =========  =========  =========  =========  =========

Percentage of NCMC originations represented by refinances         42%        53%        67%        64%        63%        54%

LOAN SALES
NCMC                                                       $   5,602  $   5,899  $   5,546  $   4,631  $   4,740  $   6,326
First Franklin                                                 2,317      1,358      1,212      2,505        129      1,799
                                                           ---------  ---------  ---------  ---------  ---------  ---------
   TOTAL MORTGAGE LOAN SALES                               $   7,919  $   7,257  $   6,758  $   7,136  $   4,869  $   8,125
                                                           =========  =========  =========  =========  =========  =========

SERVICING DATA
Total mortgage loans serviced for third parties            $ 146,958  $ 144,859  $ 143,750  $ 144,598  $ 145,888  $ 144,679

                                                 DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                   2003       2003       2003       2003       2003       2003       2003
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                $   6,167  $   6,272  $   8,109  $   8,705  $   8,581  $  13,818  $  21,344
First Franklin                                       2,795      3,694      3,891      3,638      4,202      3,095      2,732
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
   TOTAL APPLICATIONS                            $   8,962  $   9,966  $  12,000  $  12,343  $  12,783  $  16,913  $  24,076
                                                 =========  =========  =========  =========  =========  =========  =========

Percentage of NCMC applications represented by
  refinances                                            54%        52%        51%        52%        51%        64%        79%

ORIGINATIONS:
NCMC Retail                                      $   2,116  $   1,931  $   2,342  $   3,336  $   5,240  $   6,414  $   5,498
NCMC Wholesale                                       2,480      2,254      3,066      3,766      5,330      7,187      6,562
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total NCMC originations for sale                4,596      4,185      5,408      7,102     10,570     13,601     12,060

Total First Franklin loan originations               2,070      1,845      2,288      2,147      2,131      1,773      1,588
Less:  portfolio loan originations                  (1,112)    (1,268)      (847)    (1,170)    (1,014)    (1,066)      (720)
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total First Franklin originations for sale        958        577      1,441        977      1,117        707        868
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
   TOTAL LOANS ORIGINATED FOR SALE               $   5,554  $   4,762  $   6,849  $   8,079  $  11,687  $  14,308  $  12,928
                                                 =========  =========  =========  =========  =========  =========  =========

Percentage of NCMC originations represented by
  refinances                                            51%        52%        54%        60%        72%        78%        75%

LOAN SALES
NCMC                                             $   4,061  $   7,798  $  10,305  $  11,212  $  10,023  $  12,227  $   9,445
First Franklin                                         265        972      1,142        984        711        848      1,499
                                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------
   TOTAL MORTGAGE LOAN SALES                     $   4,326  $   8,770  $  11,447  $  12,196  $  10,734  $  13,075  $  10,944
                                                 =========  =========  =========  =========  =========  =========  =========

SERVICING DATA
Total mortgage loans serviced for third parties  $ 141,146  $ 139,979  $ 135,678  $ 129,127  $ 123,630  $ 121,395  $ 119,894

(1) Represents applications for both loans originated for sale and to be held in portfolio

                                    UNAUDITED

                            NATIONAL CITY CORPORATION
                            MONTHLY FINANCIAL TRENDS
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                 ($ IN MILLIONS)

                                                          JUNE        MAY       APRIL      MARCH    FEBRUARY    JANUARY
                                                          2004       2004       2004       2004       2004       2004
                                                        ---------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $   3,556  $   2,786  $   2,440  $   2,463  $   1,716  $   1,494
  Weighted-average note rate                                 6.74%      6.61%      6.61%      6.64%      6.71%      6.85%
  Weighted-average credit score(2)                            660        660        654        651        651        652

SALES:
  Total sales of First Franklin loans to third parties  $   2,317  $   1,358  $   1,212  $   2,505  $     129  $   1,799
  Total production revenue                                     81         44         40         85         12         44

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                            $  16,714  $  16,436  $  16,062  $  15,627  $  15,557  $  15,930
Weighted-average note rate                                   6.84%      6.91%      6.98%      7.06%      7.13%      7.15%
Weighted-average loan size                              $ 131,240  $ 129,969  $ 128,621  $ 126,960  $ 126,186  $ 126,637
Weighted-average credit score(2)(4)                           649        648        647        648        648        647
First-lien weighted-average loan-to-value ratio(5)          77.85%     77.94%     77.86%     77.84%     77.85%     77.91%

                                                        DECEMBER   NOVEMBER    OCTOBER   SEPTEMBER   AUGUST      JULY       JUNE
                                                          2003       2003       2003       2003       2003       2003       2003
                                                        ---------  ---------  ---------  ---------  ---------  ---------  ---------
PRODUCTION DATA

ORIGINATIONS:
  Total First Franklin originations                     $   2,070  $   1,845  $   2,288  $   2,147  $   2,131  $   1,773  $   1,588
  Weighted-average note rate                                 6.99%      7.05%      6.95%      6.94%      6.83%      6.80%      7.04%
  Weighted-average credit score(2)                            651        652        655        659        662        658        657

SALES:
  Total sales of First Franklin loans to third parties  $     265  $     972  $   1,142  $     984  $     711  $     848  $   1,499
  Total production revenue                                      4         26         35         36         24         35         62

PORTFOLIO STATISTICS(3)

Period-end portfolio balance                            $  15,137  $  14,529  $  13,791  $  13,183  $  12,527  $  11,871  $  11,496
Weighted-average note rate                                   7.19%      7.23%      7.32%      7.43%      7.55%      7.65%      7.70%
Weighted-average loan size                              $ 127,556  $ 128,813  $ 126,742  $ 124,772  $ 123,036  $ 123,905  $ 126,390
Weighted-average credit score(2)(4)                           649        648        647        648        647        646        645
First-lien weighted-average loan-to-value ratio(5)          77.89%     77.89%     77.86%     77.82%     77.80%     78.58%     78.56%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

                                                                              37